Amendment No. 3_w Signatures.docx 1627413 AMENDMENT NO. 3 TO CREDIT AGREEMENT This AMENDMENT NO. 3 TO CREDIT AGREEMENT is dated as of June 16, 2022 (this “Amendment”), by and among Jones Lang LaSalle Finance B.V., a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Borrower”), the Guarantors party hereto, the lenders party hereto, and Bank of Montreal, as Administrative Agent. PRELIMINARY STATEMENTS A. The Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent have heretofore entered into that certain Second Amended and Restated Multicurrency Credit Agreement, dated as of June 21, 2016, as amended by the Amendment No. 1 to Credit Agreement dated as of May 16, 2018, as amended by the Amendment No. 2 to Credit Agreement dated as of April 14, 2021 (the “Credit Agreement”); and B. The parties hereto wish to enter into certain amendments, supplements or other modifications to the Credit Agreement pursuant to Section 9.6 and 12.13 of the Credit Agreement, as provided herein, subject to the terms and conditions set forth below. NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS Section 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) shall have such meanings when used in this Amendment. ARTICLE II AMENDMENTS Section 2.1 The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as defined herein), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex I hereto, except that any Schedule or Exhibit to the Credit Agreement not amended pursuant to the terms of this Amendment or otherwise included as part of said Annex I shall remain in effect without any amendment or other modification thereto.

- 2 - ARTICLE III CONDITIONS PRECEDENT Section 3.1 Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions precedent are satisfied or duly waived: (a) The Administrative Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, the Required Lenders, and the Administrative Agent; (b) The Administrative Agent shall have received certificates, executed by the secretary or assistant secretary of the Borrower and each Guarantor, which shall identify by name and title and bear the signature of the partners or officers authorized to sign this Amendment and the other Credit Documents in connection therewith to which it is a party (which may be executed by electronic signature to the extent such signatures are binding under the laws of the applicable jurisdiction); and (c) The Administrative Agent shall have received a certificate, executed by a Responsible Officer of the Parent, which shall certify that (i) as of the Amendment No. 3 Effective Date, no Default of Event of Default shall have occurred and be continuing and (ii) since December 31, 2021, there has been no change in the business, operations, Property or financial condition of the Parent and its Subsidiaries on a consolidated basis that would reasonably be expected to have a Material Adverse Effect. (d) The representations and warranties made pursuant to Article V of this Amendment shall be true and complete in all material respects on and as of the Amendment No. 3 Effective Date (or, in the case of any such representation or warranty already qualified by materiality, in all respects), except that if any such representation or warranty relates solely to an earlier date it need only remain true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) as of such date with the same force and effect as if made on and as of such date. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date and such notice shall be conclusive and binding. ARTICLE IV EXISTING EUROCURRENCY LOANS Section 4.1 Existing Eurocurrency Loans. Notwithstanding anything herein or in Annex I to the contrary, solely with respect to (a) any Eurocurrency Loan (as such term is used in this Section 4.1, as defined in the Credit Agreement as in effect immediately prior to giving effect to the provisions of this Amendment on the Amendment No. 3 Effective Date) denominated in U.S. Dollars that is outstanding on the Amendment No. 3 Effective Date for which the current Interest Period is or was set prior to the Amendment No. 3 Effective Date and (b) any retroactive

- 3 - margin, yield, fee or commission increases available to the Administrative Agent or the Lenders pursuant to the terms of the Credit Documents as a result of any inaccuracy in any financial statement or compliance certificate that, if corrected, would have led to the application of a higher interest margin or yield with respect to any Eurocurrency Loan denominated in U.S. Dollars or any higher fee or commission for any applicable period during which any such Eurocurrency Loan was or is outstanding, in each case, the Existing Eurocurrency Related Definitions (as defined below) and provisions in the Credit Documents with respect thereto (as in effect immediately prior to giving effect to the provisions of this Amendment on the Amendment No. 3 Effective Date) shall continue in effect solely for such purpose; provided that, with respect to any such Eurocurrency Loan described in clause (a) of this Section 4.1, such Eurocurrency Loan shall only continue in effect as a Eurocurrency Loan in accordance with its terms until the then-current Interest Period for such Eurocurrency Loan has concluded (it being understood and agreed that (i) at the end of such Interest Period for any such Eurocurrency Loan, the Borrower shall have the option to convert all or any portion of any such Eurocurrency Loan to a Domestic Rate Loan or an RFR Loan denominated in U.S. Dollars, subject to any applicable notice requirements set forth in Section 1.6(a) of the Amended Credit Agreement, and (ii) if the Borrower fails to give notice within the period required by Section 1.6(a) of the Amended Credit Agreement of any such conversion of any such Eurocurrency Loan before the last day of such Interest Period and has not notified the Administrative Agent within the period required by Section 1.9(a) of the Credit Agreement that it intends to prepay such Eurocurrency Loan, such Eurocurrency Loan shall automatically be converted into a Borrowing of RFR Loans denominated in U.S. Dollars with an initial Interest Period of one (1) month. As used herein, “Existing Eurocurrency Related Definition” means any term defined in the Credit Agreement or any other Credit Document (or any partial definition thereof), in each case, as in effect immediately prior to giving effect to the provisions of this Amendment on the Amendment No. 3 Effective Date, however phrased, primarily relating to the determination, administration or calculation of the Adjusted LIBOR. ARTICLE V REPRESENTATIONS AND WARRANTIES Section 5.1 Credit Agreement Representations. The Borrower and each Guarantor hereby represents and warrants that: (a) Each of its representations and warranties contained in Section 5 of the Amended Credit Agreement is true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of the Amendment No. 3 Effective Date (except to the extent such representation or warranty specifically relates to an earlier date, in which case such representation is made as of such earlier date). (b) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. (c) The execution and delivery by the Borrower and each Guarantor of this Amendment and performance by the Borrower and each Guarantor of this Amendment and

- 4 - each other Credit Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of its certificate or articles of incorporation or organization or any of its other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or require the creation of any lien on any of the Properties or revenues of the Borrower or such Guarantor under, (x) any material Contractual Obligation of or binding upon the Borrower or such Guarantor or any of its Properties or (y) any order, injunction, writ or decree of any Governmental Authority binding upon the Borrower or such Guarantor or (iii) violate any applicable law. (d) This Amendment has been duly executed and delivered by the Borrower and each Guarantor, as applicable. This Amendment constitutes a legal, valid, and binding obligation of the Borrower and each Guarantor, as applicable, enforceable against the Borrower or such Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, or other laws affecting creditors’ rights generally and by general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). ARTICLE VI MISCELLANEOUS PROVISIONS Section 6.1 Ratification of and References to the Credit Agreement. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect and this Amendment shall not be considered a novation. Reference to this specific Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. The Borrower, Guarantors and Lenders acknowledge and agree that this Amendment shall constitute a Credit Document. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement or any of the other Credit Documents. Section 6.2 Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Section 6.3 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of executed counterparts of this Amendment by telecopy or by email transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original.

- 5 - Section 6.4 No Other Amendments. Except for the amendments expressly set forth in the Amended Credit Agreement, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents. Section 6.5 Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent, in each case in accordance with Section 12.15 of the Amended Credit Agreement. Section 6.6 Governing Law. This Amendment (including this Section), and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois. Section 6.7 Submission to Jurisdiction; Waiver of Jury Trial. The Borrower and each Guarantor hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby or thereby. The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower, each Guarantor, the Administrative Agent, each L/C Issuer and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. [Remainder of page intentionally left blank]

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers or representatives to execute and deliver this Amendment as of the date first above written. JONES LANG LASALLE FINANCE B.V. By: /s/ Erik Bruijnesteijn Name: Erik Bruijnesteijn Title:Director JONES LANG LASALLE INCORPORATED, as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Executive Vice President and Global Treasurer JONES LANG LASALLE CO-INVESTMENT, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Vice President and Treasurer JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Interim President, Vice President and Treasurer

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor By: /s/ Michael J. Ricketts Name: Michael J. Ricketts Title: CFO JONES LANG LASALLE AMERICAS, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Executive Vice Preseident, Treasurer and Assistant Secretary JONES LANG LASALLE LIMITED, as Guarantor By: /s/ Stephanie Hyde Name: Stephanie Hyde Title: Director JONES LANG LASALLE SE, as Guarantor By: /s/ Konstantin Kortmann Name: Dr. Konstantin Kortmann Title: Managing Director By: /s/ Martina Williams-Arnoldi Name: Martina Williams-Arnoldi Title: Managing Director

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Executive Vice President and Global Treasurer JONES LANG LASALLE BROKERAGE, INC., as Guarantor By: /s/ Bryan J. Duncan Name: Bryan J. Duncan Title: Treasurer

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement “LENDERS” BANK OF MONTREAL, individually as a Lender, as Administrative Agent, Swingline Bank and L/C Issuer By: /s/ Jonas L. Robinson Name: Jonas L Robinson Title: Director BANK OF AMERICA, N.A., as a Lender and L/C Issuer By: /s/ Jonathan M. Phillips Name: Jonathan M. Phillips Title: Senior Vice President BARCLAYS BANK PLC By: /s/ Warren Veech III Name: Warren Veech III Title: Vice President WELLS FARGO BANK, N.A. By: /s/ Rosalie C. Hawley Name: Rosalie C. Hawley Title: Senior Vice President

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement NATIONAL WESTMINISTER BANK PLC By: /s/ Jonathan Eady Name: Jonathan Eady Title: Director JPMORGAN CHASE BANK, NATIONAL ASSOCIATION By: /s/ Nora Skelton Name: Nora Skelton Title: Authorized Officer HSBC CONTINENTAL EUROPE By:/s/ Jean-Philippe Huguet Name: Jean-Philippe Huguet Title: Managing Director By:/s/ Eric Beautheac Name: Eric Beaoutheac Title: Director HSBC BANK USA, NATIONAL ASSOCIATION By: /s/ Zachary Griffith Name: Zachary Griffith Title: Vice President

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement FIFTH THIRD BANK By: /s/ Walter Grote Name: Walter Grote Title: Officer PNC BANK, NATIONAL ASSOCIATION By: /s/ Steven Pachla Name: Steven Pachla Title: Vice President U.S. BANK NATIONAL ASSOCIATION By: /s/ Mary Ann Hawley Name: Mary Ann Hawley Title: Vice President MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch) By: /s/ Laura Edgerton Name: Laura Edgerton Title: Managing Director SOCIÉTÉ GÉNÉRALE By: /s/ Andrew Johnman Name: Andrew Johnman Title: Managing Director

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement CAPITAL ONE, N.A. By: /s/ David Dale Name: David Dale Title: Vice President ING BANK N.V., DUBLIN BRANCH By: /s/ Comac Langford Name: Comac Langford Title: Director By: /s/ Sean Hassett Name: Sean Hassett Title: Director DEUTSCHE BANK AG NEW YORK BRANCH By: /s/ Ming K Chu Name: Ming K Chu Title: Director THE BANK OF NEW YORK MELLON By: /s/ Abdullah Dahman Name: Abdullah Dahman Title: Director

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement WESTPAC BANKING CORPORATION By: /s/ Daniel Sutton Name: Daniel Sutton Title: Tier II Attorney NATIONAL AUSTRALIA BANK LIMITED, A.B.N. 12 004 044 937 By: /s/ Henry Miller Name: Henry Miller Title: Director CITIBANK, N.A. By: /s/ Chris Hartzell Name: Chris Hartzell Title: Managing Director THE NORTHERN TRUST COMPANY By: /s/ Fiyaz Khan Name: Fiyaz Khan Title: Senior Vice President MORGAN STANLEY BANK, N.A. By: /s/ Jack Kuhns Name: Jack Kuhns Title: Authorized Signatory

Signature Page to Amendment No. 3 to Jones Lang LaSalle B.V. Credit Agreement COMERICA BANK By: /s/ Brandon Kotcher Name: Brandon Kotcher Title: Vice President

ANNEX I CONFORMED CREDIT AGREEMENT

ANNEX I 20212022 Amended Credit Agreement 4817-0102-62734877-4668-1629 v137.docx 1627413 SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT DATED AS OF JUNE 21, 2016 AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MAY 16, 2018 AND , AMENDMENT NO. 2 DATED AS OF APRIL 14, 2021 AND AMENDMENT NO. 3 DATED AS OF JUNE 16, 2022 AMONG JONES LANG LASALLE FINANCE B.V., THE GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO, AND BANK OF MONTREAL, as Administrative Agent BMO CAPITAL MARKETS CORP., BOFA SECURITIES, INC., as Joint Lead Arrangers, BMO CAPITAL MARKETS CORP., BOFA SECURITIES, INC., HSBC SECURITIES (USA) INC., JPMORGAN CHASE BANK, N.A. WELLS FARGO SECURITIES, LLC as Joint Book Runners NATIONAL WESTMINSTER BANK PLC, as Sustainability Coordinator

BANK OF AMERICA, N.A., WELLS FARGO BANK, N.A. HSBC SECURITIES (USA) INC., JPMORGAN CHASE BANK, N.A. as Co-Syndication Agents, and NATIONAL WESTMINSTER BANK PLC, BARCLAYS BANK PLC U.S. BANK NATIONAL ASSOCIATION PNC BANK, NATIONAL ASSOCIATION ING BANK N.V., DUBLIN BRANCH as Co-Documentation Agents

-i- TABLE OF CONTENTS (This Table of Contents is not part of the Agreement) SECTION HEADING PAGE SECTION 1. THE CREDIT FACILITIES ................................................................................1 Section 1.1. Revolving Credit Commitments ............................................................1 Section 1.2. The Swingline. .......................................................................................2 Section 1.3. Letters of Credit .....................................................................................4 Section 1.4. Applicable Interest Rates .......................................................................9 Section 1.5. Minimum Borrowing Amounts .............................................................9 Section 1.6. Manner of Borrowing Loans and Designating Interest Rates Applicable to Loans ..................................................................................................9 Section 1.7. Interest Periods.....................................................................................12 Section 1.8. Maturity of Loans ................................................................................13 Section 1.9. Prepayments .........................................................................................13 Section 1.10. Default Rate. ........................................................................................14 Section 1.11. Evidence of Indebtedness; Notes .........................................................15 Section 1.12. Funding Indemnity. ..........................................................................1516 Section 1.13. Commitment Terminations ..............................................................1617 Section 1.14. Substitution of Lenders ........................................................................17 Section 1.15. Increase in Revolving Credit Commitments and New Term Loans ....18 Section 1.16. Defaulting Lenders...........................................................................2021 Section 1.17. Cash Collateral for Fronting Exposure ................................................23 Section 1.18. Extension of Termination Date ............................................................24 Section 1.19. Sustainability Adjustments ..............................................................2526 SECTION 2. FEES ........................................................................................................2728 Section 2.1. Fees ..................................................................................................2728 SECTION 3. PLACE AND APPLICATION OF PAYMENTS ................................................2829 SECTION 4. DEFINITIONS; INTERPRETATION ..............................................................2930 Section 4.1. Definitions........................................................................................2930 Section 4.2. Interpretation ....................................................................................6770 Section 4.3. Change in Accounting Principles.....................................................6770 Section 4.4. Limited Condition Acquisition ........................................................6770 Section 4.5. Letter of Credit Amounts .................................................................6871 Section 4.6. Rates .................................................................................................6871 SECTION 5. REPRESENTATIONS AND WARRANTIES ....................................................6972 Section 5.1. Corporate Organization and Authority ............................................6972

-ii- Section 5.2. Subsidiaries ......................................................................................7072 Section 5.3. Authority and Validity of Obligations .............................................7073 Section 5.4. Financial Statements ........................................................................7173 Section 5.5. No Litigation; Compliance with Laws .............................................7174 Section 5.6. Taxes ................................................................................................7174 Section 5.7. Approvals .........................................................................................7274 Section 5.8. ERISA ..............................................................................................7274 Section 5.9. Government Regulation ...................................................................7275 Section 5.10. Margin Stock ....................................................................................7275 Section 5.11. Licenses and Authorizations ............................................................7275 Section 5.12. Ownership of Property; Liens ..........................................................7375 Section 5.13. No Burdensome Restrictions; Compliance with Agreements .........7375 Section 5.14. Accuracy of Information ..................................................................7375 Section 5.15. Sanction Programs ...........................................................................7376 Section 5.16. Claims Pari Passu .............................................................................7476 SECTION 6. CONDITIONS PRECEDENT ........................................................................7476 Section 6.1. Initial Credit Event ...........................................................................7476 Section 6.2. All Credit Events..............................................................................7578 SECTION 7. COVENANTS ............................................................................................7679 Section 7.1. Corporate Existence; Subsidiaries ...................................................7679 Section 7.2. Maintenance .....................................................................................7679 Section 7.3. Taxes ................................................................................................7779 Section 7.4. ERISA ..............................................................................................7779 Section 7.5. Insurance ..........................................................................................7780 Section 7.6. Financial Reports and Other Information ........................................7780 Section 7.7. Lender Inspection Rights .................................................................7982 Section 7.8. Conduct of Business ........................................................................8082 Section 7.9. Liens .................................................................................................8082 Section 7.10. Use of Proceeds; Regulation U ........................................................8184 Section 7.11. [Reserved] ........................................................................................8184 Section 7.12. Mergers, Consolidations and Sales of Assets ..................................8284 Section 7.13. Use of Property and Facilities; Environmental and Health and Safety Laws .................................................................................................8285 Section 7.14. Acquisitions .....................................................................................8285 Section 7.15. Net Cash Flow Leverage Ratio ........................................................8385 Section 7.16. Cash Interest Coverage Ratio...........................................................8386 Section 7.17. Dividends and Other Shareholder Distributions ..............................8386 Section 7.18. Indebtedness .....................................................................................8386 Section 7.19. Transactions with Affiliates .............................................................8487 Section 7.20. Compliance with Laws ....................................................................8487 Section 7.21. Additional Guarantors ......................................................................8587 Section 7.22. Compliance with Sanction Programs ...............................................8588

-iii- SECTION 8. EVENTS OF DEFAULT AND REMEDIES .....................................................8688 Section 8.1. Events of Default .............................................................................8688 Section 8.2. Non-Bankruptcy Defaults ................................................................8890 Section 8.3. Bankruptcy Defaults ........................................................................8891 Section 8.4. Collateral for Undrawn Letters of Credit .........................................8891 Section 8.5. Application of Payments ..................................................................8992 Section 8.6. Notice of Default..............................................................................9093 Section 8.7. Expenses ..........................................................................................9093 SECTION 9. CHANGE IN CIRCUMSTANCES ..................................................................9093 Section 9.1. Change of Law .................................................................................9093 Section 9.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOREurocurrency Rates and RFRs .............................................9194 Section 9.3. Increased Cost and Reduced Return ................................................9194 Section 9.4. Lending Offices ...............................................................................9396 Section 9.5. Discretion of Lender as to Manner of Funding ................................9396 Section 9.6. Effect of Benchmark Transition Event ............................................9396 SECTION 10. THE ADMINISTRATIVE AGENT ................................................................9698 Section 10.1. Appointment and Authorization of Administrative Agent ..............9698 Section 10.2. Administrative Agent and its Affiliates ...........................................9698 Section 10.3. Action by Administrative Agent ......................................................9699 Section 10.4. Consultation with Experts ................................................................9799 Section 10.5. Liability of Administrative Agent; Credit Decision ........................9799 Section 10.6. Indemnity .......................................................................................97100 Section 10.7. Resignation of Administrative Agent and Successor Agent ..........98100 Section 10.8. L/C Issuers and Swingline Lender. ................................................99101 Section 10.9. Authorization to Release Guaranties ...........................................100102 Section 10.10. Authorization of Administrative Agent to File Proofs of Claim .100102 Section 10.11. Designation of Additional Agents ...............................................101103 Section 10.12. Certain ERISA Matters ................................................................101103 Section 10.13. Swap Obligations and Bank Product Obligations Arrangements 103105 Section 10.14. Recovery of Erroneous Payments ................................................103105 SECTION 11. THE GUARANTEES ..............................................................................104106 Section 11.1. The Guarantees ............................................................................104106 Section 11.2. Guarantee Unconditional .............................................................104106 Section 11.3. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances ..............................................................................105107 Section 11.4. Waivers ........................................................................................106107 Section 11.5. Limit on Recovery .......................................................................106108 Section 11.6. Stay of Acceleration .....................................................................106108 Section 11.7. Benefit to Guarantors ...................................................................107108 Section 11.8. Guarantor Covenants ...................................................................107108

-iv- Section 11.9 Release of Guarantors ..................................................................107109 SECTION 12. MISCELLANEOUS ................................................................................107109 Section 12.1. Taxes ............................................................................................107109 Section 12.2. No Waiver of Rights ....................................................................109111 Section 12.3. Non-Business Day .......................................................................109111 Section 12.4. Documentary Taxes .....................................................................109111 Section 12.5. Survival of Representations .........................................................109111 Section 12.6. Survival of Indemnities ................................................................109111 Section 12.7. Sharing of Set-Off ........................................................................110111 Section 12.8. Notices .........................................................................................110112 Section 12.9. Counterparts; Integration; Effectiveness ......................................112114 Section 12.10. Successors and Assigns................................................................113114 Section 12.11. Participants ...................................................................................113114 Section 12.12. Assignments .................................................................................114115 Section 12.13. Amendments ................................................................................117119 Section 12.14. Headings ......................................................................................118120 Section 12.15. Legal Fees, Other Costs and Indemnification ..............................119120 Section 12.16. Set Off ..........................................................................................120121 Section 12.17. Currency .......................................................................................120122 Section 12.18. Entire Agreement .........................................................................121122 Section 12.19. Governing Law ............................................................................121122 Section 12.20. Submission to Jurisdiction; Waiver of Jury Trial ........................121122 Section 12.21. Limitation of Liability..................................................................121123 Section 12.22. Confidentiality .............................................................................122123 Section 12.23. Severability of Provisions ............................................................122124 Section 12.24. Excess Interest .............................................................................122124 Section 12.25. Construction .................................................................................123125 Section 12.26. Lender’s and L/C Issuer’s Obligations Several ...........................123125 Section 12.27. No Advisory or Fiduciary Responsibility ....................................123125 Section 12.28. USA Patriot Act ...........................................................................124125 Section 12.29. Acknowledgement and Consent to Bail-In of EEA Financial Institutions ......................................................................................................124126 Section 12.30. Acknowledgement Regarding Any Supported QFCs ..................124126 Section 12.31. Amendment and Restatement ......................................................126127 Signature ..........................................................................................................................................1 EXHIBITS A - Notice of Borrowing B - Notice of Continuation/Conversion C-1 - Form of Revolving Note C-2 - Form of Swingline Note C-3 - Form of Term Note D - Form of Compliance Certificate E - Form of Subsidiary Guarantee Agreement

-v- F - Increase Request G - Assignment and Acceptance H - Pricing Certificate SCHEDULE 1 Revolving Credit Commitments SCHEDULE 1.3 Existing Letters of Credit SCHEDULE 4.1 Sustainability Table SCHEDULE 5.2 Guarantors SCHEDULE 7.18 Indebtedness Note: With the Exception of Schedule 4.1, Exhibits and Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K

SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT This Second Amended and Restated Multicurrency Credit Agreement, dated as of June 21, 2016 (and as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 23), is among Jones Lang LaSalle Finance B.V., a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Borrower”), the Guarantors (as hereinafter defined) party hereto, the lenders from time to time party hereto, and Bank of Montreal, as Administrative Agent. PRELIMINARY STATEMENT The Borrower, the guarantors party thereto, the lenders party thereto and Bank of Montreal, as Administrative Agent, are parties to a Multicurrency Credit Agreement dated as of October 4, 2013, (as amended and restated as of February 25, 2015, the “Existing Credit Agreement”); The parties hereto desire to amend and restate in its entirety the Existing Credit Agreement, without constituting a novation, all on the terms and subject to the terms and conditions herein. NOW, THEREFORE, in consideration of the mutual agreements contained herein, and the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. THE CREDIT FACILITIES. Section 1.1. Revolving Credit Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively “Revolving Loans”) to the Borrower from time to time on a revolving basis in U.S. Dollars and Alternative Currencies in an aggregate outstanding Original Dollar Amount up to the amount of its Revolving Credit Commitment subject to any increases or reductions thereof pursuant to the terms hereof, before the Termination Date. The sum of the (i) aggregate Original Dollar Amount of Revolving Loans, (ii) the aggregate Original Dollar Amount of Swingline Loans, and (iii) the aggregate U.S. Dollar Equivalent of all L/C Obligations at any time outstanding shall not exceed the Revolving Credit Commitments in effect at such time. The sum of the aggregate Original Dollar Amount of all Revolving Loans denominated in an Alternative Currency other than Euros or Pounds Sterling at any time outstanding shall not exceed $300,000,000. Each Borrowing of Revolving Loans shall be made ratably from the Lenders in proportion to their respective Revolver Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans denominated in (i) U.S. Dollars be either Domestic Rate Loans or EurocurrencyRFR Loans. All Revolving Loans denominated in an Alternative Currency shall, (ii) Australian Dollars, Canadian Dollars, or Euros be Eurocurrency Loans, and (iii) Sterling, Swiss Francs, or Yen be RFR Loans. Revolving Loans may be repaid and the principal amount thereof reborrowed before the Termination Date, subject to all the terms and conditions hereof.

-2- Section 1.2. The Swingline. (a) Swingline Loans. Subject to all of the terms and conditions hereof, as part of the Revolving Credit, the Swingline Lender may, in its discretion, make loans in U.S. Dollars to the Borrower under the Swingline (individually a “Swingline Loan” and collectively, the “Swingline Loans”), which shall not in the aggregate at any time outstanding exceed the lesser of (i) the Swingline Sublimit or (ii) the difference between (x) the Revolving Credit Commitments in effect at such time and (y) the sum of the Original Dollar Amount of all Revolving Loans and the U.S. Dollar Equivalent of all L/C Obligations outstanding at the time of computation. The Swingline Sublimit may be availed of by the Borrower from time to time and borrowings thereunder may be repaid and used again during the period ending on the day immediately preceding the Termination Date. (b) Minimum Borrowing Amount. Each Swingline Loan shall be in an amount not less than $100,000. (c) Interest on Swingline Loans. Each Swingline Loan shall bear interest (computed on the basis of a year of 360 (for Swingline Loans bearing interest at the Quoted Rate) or 365 or 366 (for Swingline Loans bearing interest at the Domestic Rate) days and actual days elapsed)) for the Interest Period selected therefor at the Domestic Rate plus the Applicable Margin for Domestic Rate Loans or at the rate quoted by the Swingline Lender to the Borrower which is the interest rate determined in the Swingline Lender’s discretion at which the Swingline Lender would be willing to make such Swingline Loan available to the Borrower for such Interest Period (the rate so quoted for a given Interest Period being herein referred to as the “Quoted Rate”), provided that if any Swingline Loan is not paid when due (whether by lapse of time, acceleration or otherwise) such Swingline Loan shall bear interest whether before or after judgment, until payment in full thereof through the end of the Interest Period then applicable thereto at the rate set forth in Section 1.10 hereof. Interest on each Swingline Loan shall be due and payable on the last day of each Interest Period applicable thereto, and interest after maturity (whether by lapse of time, acceleration or otherwise) shall be due and payable upon demand. (d) Requests for Swingline Loans. The Borrower shall give the Administrative Agent prior notice (which may be written or oral) no later than 12:00 noon (Chicago time) on the date upon which the Borrower requests that any Swingline Loan be made, specifying in each case the amount and date of such Swingline Loan and the Interest Period selected therefor. The Administrative Agent shall promptly advise the Swingline Lender of any such notice received from the Borrower. Within thirty (30) minutes after receiving such notice, the Swingline Lender in its discretion may quote the Quoted Rate for such Interest Period. The Borrower acknowledges and agrees that the interest rate quote is given for immediate and irrevocable acceptance, and if the Borrower does not so immediately accept the Quoted Rate for the full amount requested by the Borrower for such Swingline Loan, the Quoted Rate shall be deemed immediately withdrawn and such Swingline Loan shall be made at the rate per annum equal to the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans under the Revolving Credit. Subject to all of the terms and conditions hereof, the proceeds of such Swingline Loan shall be made available to the Borrower on the date so requested at the Borrower’s Designated Disbursement Account or as the Borrower, the Administrative Agent and the Swingline Lender may otherwise agree. Anything contained in the foregoing to the contrary notwithstanding, the

-3- undertaking of the Swingline Lender to make Swingline Loans shall be subject to all of the terms and conditions of this Agreement (provided that the Swingline Lender shall be entitled to assume that the conditions precedent to an advance of any Swingline Loan have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders). (e) Refunding Loans. In its sole and absolute discretion, the Swingline Lender may at any time, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to act on its behalf for such purpose) and with notice to the Borrower and the Administrative Agent, request each Lender to make a Revolving Loan in an amount equal to such Lender’s Revolver Percentage of the amount of the Swingline Loans outstanding on the date such notice is given. Borrowings of Revolving Loans under this Section 1.2(e) hereof shall initially constitute Domestic Rate Loans unless timely notice is given pursuant to Section 1.6 hereof. Unless an Event of Default described in Section 8.1(f) or 8.1(g) exists with respect to the Borrower, regardless of the existence of any other Event of Default, each such Lender shall make the proceeds of its requested Revolving Loan available to the Administrative Agent for the account of the Swingline Lender, in immediately available funds, at the principal office of the Administrative Agent in Chicago, Illinois, before 12:00 noon (Chicago time) on the Business Day following the day such notice is given. The proceeds of such Revolving Loans shall be immediately applied to repay the outstanding Swingline Loans. The Administrative Agent shall promptly remit the proceeds of such Borrowing to the Swingline Lender to repay the outstanding Swingline Loans. (f) Participations. If any Lender refuses or otherwise fails to make a Revolving Loan when requested by the Swingline Lender pursuant to Section 1.2(e) above (because an Event of Default described in Section 8.1(f) or 8.1(g) hereof exists with respect to the Borrower or otherwise), such Lender will, by the time and in the manner such Revolving Loan was to have been funded to the Swingline Lender, purchase from the Swingline Lender an undivided participating interest in the outstanding Swingline Loans in an amount equal to its Revolver Percentage of the aggregate principal amount of Swingline Loans that were to have been repaid with such Revolving Loans. From and after the date of any such purchase, such Swingline Loans shall bear interest as Domestic Rate Loans. Each Lender that so purchases a participation in a Swingline Loan shall thereafter be entitled to receive its Revolver Percentage of each payment of principal received on the Swingline Loan and of interest received thereon accruing from the date such Lender funded to the Administrative Agent its participation in such Swingline Loan. The several obligations of the Lenders under this Section 1.2 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Lender may have or have had against the Borrower, any other Lender, or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of the Revolving Credit Commitment of any Lender, and each payment made by a Lender under this Section 1.2 shall be made without any offset, abatement, withholding, or reduction whatsoever. (g) Voluntary Prepayment of Swingline Loans. The Borrower may voluntarily prepay any Swingline Loan before the last day of its Interest Period at any time upon notice delivered to the Administrative Agent by the Borrower no later than 12:00 noon (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and accrued interest thereon to the date fixed for prepayment plus amounts owing under Section

-4- 1.12 hereof. Section 1.3. Letters of Credit. (a) General Terms. (i) Subject to the terms and conditions hereof, as part of the Revolving Credit, each L/C Issuer shall issue standby letters of credit (each a “Letter of Credit”) for the account of the Borrower or for the account of the Borrower and the Parent or one or more of its Subsidiaries in any Alternative Currency, U.S. Dollars, or any other currency acceptable to such L/C Issuer, the U.S. Dollar Equivalent of the aggregate undrawn face amount of which does not exceed such L/C Issuer’s Letter of Credit Commitment and the aggregate for all L/C Issuers does not exceed the L/C Sublimit, provided that the U.S. Dollar Equivalent of the aggregate L/C Obligations at any time outstanding shall not exceed the difference between the Revolving Credit Commitments in effect at such time and the aggregate Original Dollar Amount of all Revolving Loans and Swingline Loans then outstanding. Notwithstanding anything herein to the contrary, those certain letters of credit issued for the account of the Borrower or the Parent by Bank of Montreal and BMO Harris Bank, N.A. under the Existing Credit Agreement and listed on Schedule 1.3 hereof (the “Existing Letters of Credit”) shall each constitute a “Letter of Credit” herein for all purposes of this Agreement with the Borrower as the applicant therefor, to the same extent, and with the same force and effect as if the Existing Letters of Credit had been issued under this Agreement at the request of the Borrower. Each Letter of Credit shall be issued by an L/C Issuer, but each Lender shall be obligated to reimburse such L/C Issuer for its Revolver Percentage of the amount of each drawing thereunder and, accordingly, the undrawn face amount of each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in accordance with each Lender’s Revolver Percentage. (ii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Amendment No. 23 Effective Date and which such L/C Issuer in good faith deems material to it; or (B) the issuance of the Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; or (C) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (b) Applications. At any time before the Termination Date, each L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit, in a form satisfactory to the

-5- applicable L/C Issuer, with expiration dates no later than the earlier of twelve (12) months from the date of issuance (or which are cancelable not later than twelve (12) months from the date of issuance and each renewal) or thirty (30) days prior to the Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the account of the Parent or one of its Subsidiaries, the Parent or such Subsidiary for the relevant Letter of Credit in the form customarily prescribed by such L/C Issuer for a standby letter of credit (each an “Application”). Notwithstanding anything contained in any Application to the contrary (i) the Borrower’s obligation to pay fees in connection with each Letter of Credit shall be as exclusively set forth in Section 2.1(b) hereof, (ii) except as otherwise provided in Section 1.9 or 1.16 hereof or during the continuance of an Event of Default, no L/C Issuer will call for the funding by the Borrower of any amount under a Letter of Credit, or any other form of collateral security for the Borrower’s obligations in connection with such Letter of Credit, before being presented with a drawing thereunder, and (iii) if an L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower’s obligation to reimburse such L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum (A) if such Reimbursement Obligation is denominated in U.S. Dollars, equal to the sum of 2% plus the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans and (B) if such Reimbursement Obligation is denominated in any Alternative Currency, equal to the rate established pursuant to Section 1.10(b) hereof for Eurocurrency Loans or RFR Loans, as applicable, denominated in ansuch Alternative Currency. Each L/C Issuer agrees to issue amendments to the Letter(s) of Credit issued by it increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 6.2 hereof and the other terms of this Section 1.3. Notwithstanding anything contained herein to the contrary, no L/C Issuer shall be under any obligation to issue, extend or amend any Letter of Credit if a default of any Lender’s obligations to fund under Section 1.3(c) hereof exists or any Lender is at such time a Defaulting Lender hereunder, unless such L/C Issuer has entered into arrangements with the Borrower or such Lender satisfactory to such L/C Issuer to eliminate such L/C Issuer’s risk with respect to such Lender. In the event of any conflict between the terms of this Agreement and the terms of any L/C Document (other than this Agreement), the terms of this Agreement shall control. If the Borrower so requests in any applicable Application, an L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than thirty (30) days prior to the Termination Date; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the

-6- terms hereof, or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 6.2 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (c) The Reimbursement Obligations. Subject to Section 1.3(b) hereof, the obligation of the Borrower to reimburse an L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation”) shall be governed by the Application related to such Letter of Credit, except that reimbursement of each drawing shall be made in immediately available funds (i) if such Reimbursement Obligation is denominated in U.S. Dollars, at the Administrative Agent’s principal office in Chicago, Illinois and (ii) if such Reimbursement Obligation is denominated in an Alternative Currency, to such local office as the Administrative Agent has previously specified, in each case by no later than 2:00 p.m. (local time) on the date when each drawing is paid; provided that if an L/C Issuer does not provide notice to the Borrower of such payment prior to 10:00 a.m. (local time) on the date of such payment, such reimbursement by the Borrower shall be due by 2:00 p.m. (local time) on the immediately following Business Day after notice is provided to the Borrower; provided further that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 1.6(a) or 1.2(d) that such payment be financed with a Revolving Loan or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Loan or Swingline Loan. Anything herein to the contrary notwithstanding, any Reimbursement Obligation denominated in a currency other than U.S. Dollars shall be converted to U.S. Dollars at the exchange rate quoted to the applicable L/C Issuer on the date such Reimbursement Obligation was incurred by major banks in the interbank foreign exchange market for the purchase of U.S. Dollars for such other currency and such Reimbursement Obligation shall be denominated in U.S. Dollars. If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(d) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(d) below. (d) The Participating Interests. Each Lender (other than the Lender then acting as L/C Issuer in issuing the relevant Letter of Credit) severally agrees to purchase from the applicable L/C Issuer, and each L/C Issuer hereby agrees to sell to each such Lender (a “Participating Lender”), an undivided percentage participating interest (a “Participating Interest”), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, such L/C Issuer. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date due, as set forth in Section 1.3(c) above, or if an L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a request from the applicable L/C Issuer to such effect, if such request is received before 1:00 p.m. (Chicago time), or not later than the following Business Day, if such request is received after such time, pay to the Administrative Agent for the account of the applicable L/C Issuer an amount equal to its Revolver

-7- Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by such L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to (i) from the date the related payment was made by such L/C Issuer to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Domestic Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the applicable L/C Issuer retaining its Revolver Percentage as a Lender hereunder. The several obligations of the Participating Lenders to each L/C Issuer under this Section 1.3 shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever (except, without limiting the Borrower’s obligations under each Application, to the extent the Borrower is relieved from its obligation to reimburse an L/C Issuer for a drawing under a Letter of Credit because of such L/C Issuer’s gross negligence or willful misconduct, as determined by a final nonappealable court of competent jurisdiction in determining that documents received under the Letter of Credit comply with the terms thereof) and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, such L/C Issuer, any other Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Revolving Credit Commitment of any Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to an L/C Issuer hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to an L/C Issuer by any Lender arising outside this Agreement. (e) Obligations Absolute. The Borrower’s obligation to reimburse L/C Obligations as provided in subsection (c) of this Section 1.3 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 1.3(e), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, or any L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make

-8- a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such L/C Issuer; provided that the foregoing shall not be construed to excuse an L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an L/C Issuer (as determined by a court of competent jurisdiction by a final and nonappealable judgment), such L/C Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable L/C Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (f) Manner of Requesting a Letter of Credit. The Borrower shall provide at least five (5) Business Days’ advance written notice to the Administrative Agent and the applicable L/C Issuer (or such shorter period of time agreed to by the applicable L/C Issuer) of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the applicable L/C Issuer, in each case, together with the fees called for by this Agreement. The applicable L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders, and such L/C Issuer shall promptly notify the Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested. (g) Replacement of an L/C Issuer. Any L/C Issuer may be replaced at any time by written agreement among the Parent, the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Lenders of any such replacement of an L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer. From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require. After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (i) the rules of the ISP shall apply to

-9- each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit. Section 1.4. Applicable Interest Rates. (a) Domestic Rate Loans. Each Domestic Rate Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from aan EurocurrencyRFR Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Domestic Rate from time to time in effect, payable on the last day of itsthe Interest PeriodPayment Date of such Loan and at maturity (whether by acceleration or otherwise). (b) Eurocurrency Loans and RFR Loans. Each of the Eurocurrency LoanLoans and RFR Loans made or maintained by a Lender shall bear interest during each Interest Period itsuch Loan is outstanding (computed on the basis of a year of 360 days and actual days elapsed, except for Eurocurrency Loans denominated in PoundsAustralian Dollars, Canadian Dollars or Sterling which shall be computed on the basis of a year of 365 or 366 days, as applicable, and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued, or created by conversion from a Domestic Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Adjusted LIBORin the case of (i) RFR Loans denominated in an Alternative Currency, the applicable Adjusted Daily Simple RFR for such Interest Period,Currency, (ii) RFR Loans denominated in U.S. Dollars, the Adjusted Term SOFR, and (iii) Eurocurrency Loans, the Adjusted Eurocurrency Rate. All interest accrued on any Eurocurrency Loan or RFR Loan shall be payable on the last day of the Interest PeriodPayment Date of such Loan and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the commencement of such Interest Period. (c) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans, and a reasonable determination thereof by the Administrative Agent shall be conclusive and binding except in the case of manifest error or willful misconduct. The Original Dollar Amount of each Eurocurrency Loan denominated in an Alternative Currency shall be determined or redetermined, as applicable, effective as of the first day of each Interest Period applicable to such Loan. Section 1.5. Minimum Borrowing Amounts. Each Borrowing of Domestic Rate Loans advanced under a Facility (other than Swingline Loans, which are subject to Section 1.2 hereof) shall be in an amount not less than $1,000,000 and in integral multiples of $100,000. Each Borrowing of RFR Loans or Eurocurrency Loans advanced under a Facility shall be in an amount not less than an Original Dollar Amount of $3,000,000 and in integral multiples of 100,000 units of the relevant currency as would have the Original Dollar Amount most closely approximating $100,000 or an integral multiple thereof. Section 1.6. Manner of Borrowing Loans and Designating Interest Rates Applicable to Loans. (a) Notice to the Administrative Agent. The Borrower shall give notice to the

-10- Administrative Agent by no later than (i) 12:00 noon (Chicago time) at least fourfive (45) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of EurocurrencyRFR Loans denominated in anany Alternative Currency, (ii) 12:00 noon (Chicago time) at least three (3) U.S. Government Securities Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of EurocurrencyRFR Loans denominated in U.S. Dollars, (iii) 12:00 noon (Chicago time) at least four (4) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurocurrency Loans, and (iiiiv) 12:00 noon (Chicago time) on the date on which the Borrower requests the Lenders to advance a Borrowing of Domestic Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, subject to the terms and conditions hereof, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirement for each outstanding Borrowing contained in Section 1.5 hereof, a portion thereof, as follows: (i) if such Borrowing is of RFR Loans denominated in U.S. Dollars or Eurocurrency Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as RFR Loans denominated in U.S. Dollars or Eurocurrency Loans, as applicable, for an Interest Period or Interest Periods specified by the Borrower or, if such EurocurrencyRFR Loan is denominated in U.S. Dollars, convert part or all of such Borrowing into Domestic Rate Loans, and (ii) if such Borrowing is of Domestic Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into EurocurrencyRFR Loans denominated in U.S. Dollars for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation, or conversion of a Borrowing to the Administrative Agent by telephone, telecopy or other telecommunication device acceptable to the Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing in a manner acceptable to the Administrative Agent), substantially in the form attached hereto as Exhibit A (Notice of Borrowing) or Exhibit B (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent. Notices of the continuation of a Borrowing of EurocurrencyRFR Loans denominated in U.S. Dollars or Eurocurrency Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Eurocurrency Loans denominated in U.S. Dollars into Domestic Rate Loans or of Domestic Rate Loans into Eurocurrency Loans must be given by no later than (x) with respect to any RFR Loan denominated in U.S. Dollars, 12:00 noon (Chicago time) at least three (3) U.S. Government Securities Business Days before the date of the requested continuation or conversion. Notices of the continuation of a Borrowing of Eurocurrency Loans denominated in an Alternative Currency must be given no later than, and (y) with respect to any Eurocurrency Loan, 12:00 noon (Chicago time) at least four (4) Business Days before the date of the requested continuation. Notices of the conversion of part or all of a Borrowing of Loans denominated in U.S. Dollars into either Domestic Rate Loans or RFR Loans must be given by no later than 12:00 noon (Chicago time) at least three (3) Business Days before the date of the requested conversion. Notwithstanding anything to the contrary herein, with respect to any Loan outstanding on the Amendment No. 3 Effective Date that is subject to Article IV of Amendment No. 3, the Borrower may convert part or all of such Loan into either Domestic Rate Loans or RFR Loans denominated in U.S. Dollars by giving the Administrative Agent a notice of such conversion by no later than 12:00 noon (Chicago time) at least three (3) Business Days before the date of the requested conversion All such notices concerning the advance, continuation, or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which

-11- shall be a Business Day), the amount and currency of the requested Borrowing to be advanced, continued, or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of RFR Loans denominated in U.S. Dollars or Eurocurrency Loans, the currency and Interest Period applicable thereto. Upon notice to the Borrower by the Administrative Agent, acting at the request or with the consent of the Required Lenders (or, in the case of an Event of Default under Section 8.1(f) or 8.1(g) hereof with respect to the Borrower or Parent, without notice), no Borrowing of RFR Loans or Eurocurrency Loans shall be advanced, continued, or created by conversion if any Default or Event of Default then exists. The Borrower agrees that the Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon. (b) Notice to the Lenders. The Administrative Agent shall give prompt telecopy or other telecommunication notice to each Lender of any notice from the Borrower received pursuant to Section 1.6(a) above. The Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable to each Borrowing of RFR Loans and Eurocurrency Loans and, if such Borrowing is denominated in an Alternative Currency, shall give notice by such means to the Borrower and each Lender of the Original Dollar Amount thereof. (c) Borrower’s Failure to Notify. Any outstanding Borrowing of Domestic Rate Loans shall, subject to Section 6.2 hereof, automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrower has notified the Administrative Agent within the period required by Section 1.6(a) hereof that it intends to convert such Borrowing into a Borrowing of EurocurrencyRFR Loans or notifies the Administrative Agent within the period required by Section 1.9(a) hereof that it intends to prepay such Borrowing. Any outstanding Borrowing of RFR Loans denominated in an Alternative Currency shall, subject to the penultimate sentence of Section 1.6(a), automatically be continued as a Borrowing of RFR Loans in the same Alternative Currency for an additional Interest Period on the last day of its then current Interest Period unless the Borrower notifies the Administrative Agent within the period required by Section 1.9(a) hereof that it intends to prepay such Borrowing. If the Borrower fails to give notice pursuant to Section 1.6(a) hereof of the continuation or conversion of any outstanding principal amount of a Borrowing of EurocurrencyRFR Loans denominated in U.S. Dollars before the last day of its then current Interest Period within the period required by Section 1.6(a) hereof and has not notified the Administrative Agent within the period required by Section 1.9(a) hereof that it intends to prepay such Borrowing, such Borrowing shall automatically be converted intocontinued as a Borrowing of Domestic RateRFR Loans denominated in U.S. Dollars with an Interest Period of one month, subject to Section 6.2 hereof, including the application of Section 6.21.4 hereof and of the restrictions contained in the definition of Interest Period. If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation of any outstanding principal amount of a Borrowing of Eurocurrency Loans denominated in an Alternative Currency before the last day of its then current Interest Period within the period required by Section 1.6(a) hereof and has not notified the Administrative Agent within the period required by Section 1.9(a) hereof that it intends to prepay such Borrowing, such Borrowing shall automatically be continued as a Borrowing of Eurocurrency Loans in the same Alternative Currency with an Interest Period of

-12- one month, subject to Section 6.2 hereof, including the application of Section 1.4 hereof and of the restrictions contained in the definition of Interest Period. (d) Disbursement of Loans. Not later than 11:00 a.m. (Chicago time) on the date of any requested advance of a new Borrowing of RFR Loans or Eurocurrency Loans, and not later than 2:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing of Domestic Rate Loans (other than Domestic Rate Loans the proceeds of which are used to repay Swingline Loans), subject to Section 6 hereof, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Chicago, Illinois, except that if such Borrowing is denominated in an Alternative Currency each Lender shall, subject to Section 1.4(c) and Section 6 hereof, make available its Loan comprising part of such Borrowing at such office as the Administrative Agent has previously specified in a notice to each Lender, in such funds as are then customary for the settlement of international transactions in such currency and no later than such local time as is necessary for such funds to be received and transferred to the Borrower for same day value on the date of the Borrowing. The Administrative Agent shall make available to the Borrower Loans denominated in U.S. Dollars at the Administrative Agent’s principal office in Chicago, Illinois and Loans denominated in Alternative Currencies at such office as the Administrative Agent has previously agreed to with the Borrower, in each case in the type of funds received by the Administrative Agent from the Lenders. (e) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender before the date or, in the case of a Borrowing of Domestic Rate Loans prior to 1:00 p.m. (Chicago time) on the date, on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to (i) from the date the related advance was made by the Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day or, in the case of a Loan denominated in an Alternative Currency, the cost to the Administrative Agent of funding the amount it advanced to fund such Lender’s Loan, as determined by the Administrative Agent and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Domestic Rate in effect for each such day or, in the case of a Loan denominated in an Alternative Currency, the rate established by Section 1.10(b) hereof for Eurocurrency Loans denominated in such currency. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under

-13- Section 1.12 hereof, so that the Borrower will have no liability under such Section with respect to such payment. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Section 1.7. Interest Periods. As provided in Sections 1.2(d) and 1.6(a) hereof, at the time of each request to advance, continue, or create by conversion a Borrowing of EurocurrencyLoans (other than Domestic Rate Loans or Swinglineand RFR Loans denominated in an Alternative Currency), as applicable, the Borrower shall select an Interest Period applicable to such Loans from among the available options. The term “Interest Period” means the period commencing on the date a Borrowing of Loans is advanced, continued, or created by conversion and ending: (a) in the case of Domestic Rate Loans, on the last dayBusiness Day of the calendar quarter in which such Borrowing is advanced, continued, or created by conversion (or on the last dayBusiness Day of the following quarter if such Loan is advanced, continued or created by conversion on the last dayBusiness Day of a calendar quarter), (b) in the case of RFR Loans denominated in U.S. Dollars and Eurocurrency Loans, 1, 3, 6 (subject to the availability for the interest rate applicable to the relevant Currency), or, if available to and with the consent of all the Lenders, 2 or 12 months thereafter, (c) in the case of RFR Loans denominated in any Alternative Currency, on the last Business Day of the calendar month in which such Borrowing is advanced or continued (or on the last Business Day of the following calendar month if such Loan is advanced or continued on the last Business Day of a calendar month), and (cd) in the case of Swingline Loans, on the date, as the Borrower may select, one (1) to five (5) days thereafter; provided, however, that: (a) any Interest Period for a Borrowing of Loans consisting of Domestic Rate Loans that otherwise would end after the Termination Date shall end on the Termination Date; (b) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of RFR Loans denominated in U.S. Dollars or Eurocurrency Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; (c) for purposes of determining an Interest Period for a Borrowing of RFR Loans denominated in U.S. Dollars or Eurocurrency Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end; and (d) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal on such Term Loans, as applicable, unless the sum of (a) the aggregate principal

-14- amount of such Term Loans, as applicable, that are Domestic Rate Loans plus (b) the aggregate principal amount of such Term Loans, as applicable, that are Eurocurrency Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the such Term Loans, as applicable, on such payment date. Section 1.8. Maturity of Loans. Each Revolving Loan shall mature and become due and payable by the Borrower on the Termination Date. Each Swingline Loan shall mature and become due and payable on the earlier of (i) the last day of its Interest Period and (ii) the Termination Date. Section 1.9. Prepayments. (a) Optional. The Borrower may prepay without premium or penalty and in whole or in part (but, if in part, then: (i) if such Borrowing is of Domestic Rate Loans, in an amount not less than $500,000, (ii) if such Borrowing is of EurocurrencyRFR Loans denominated in U.S. Dollars, in an amount not less than $1,000,000, (iii) if such Borrowing is denominated in an Alternative Currency, an amount for which the U.S. Dollar Equivalent is not less than $1,000,000 and (iv) in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of RFR Loans or Eurocurrency Loans upon three (3) (or, if such Borrowing is denominated in a Alternative Currency, four (4)) Business Day’s prior notice to the Administrative Agent or, in the case of a Borrowing of Domestic Rate Loans, notice delivered to the Administrative Agent no later than 12:00 noon (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of a prepayment of a Eurocurrency Loan, accrued interest thereon to the date fixed for prepayment; provided that in the case of any such prepayment of any Term Loans, Swingline Loans, RFR Loans, or Eurocurrency Loans, such prepayment shall be accompanied by accrued interest thereon to the date fixed for prepayment plus amounts owing under Section 1.12 hereof; provided further that any amounts not repaid on the date fixed for prepayment shall be converted (subject to Sections 1.5 and 6.2 hereof) into a Borrowing of Domestic Rate Loans. The Administrative Agent will promptly advise each Lender of any such prepayment notice it receives from the Borrower. (b) Mandatory. (i) If on any March 31, June 30, September 30 or December 31 occurring after the date hereof the sum of (a) the U.S. Dollar Equivalent of all outstanding Revolving Loans hereunder, (b) the aggregate Original Dollar Amount of all outstanding Swingline Loans hereunder, and (c) the U.S. Dollar Equivalent of all L/C Obligations exceeds the Revolving Credit Commitments as then in effect, the Borrower shall immediately prepay Revolving Loans and, if necessary, prefund L/C Obligations in an aggregate amount such that after giving effect thereto the sum of (A) the U.S. Dollar Equivalent of all outstanding Revolving Loans hereunder, (B) the aggregate Original Dollar Amount of all outstanding Swingline Loans hereunder, and (C) the U.S. Dollar Equivalent of all outstanding L/C Obligations is less than or equal to the Revolving Credit Commitments as then in effect. (ii) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Revolving Loans and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate Original Dollar Amount of all Revolving Loans and Swingline Loans and U.S. Dollar Equivalent of all L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

-15- (c) Term Loans. No amount of the Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the remaining payments on the relevant Loans as set forth in the applicable Incremental Amendment. Section 1.10. Default Rate. Notwithstanding anything to the contrary contained herein, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (the “Default Rate”): (a) for any Domestic Rate Loan, the sum of two percent (2%) plus the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans; (b) for any RFR Loan or Eurocurrency Loan, the sum of two percent (2%) plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, (i) if such Loan is denominated in U.S. Dollars, at a rate per annum equal to the sum of two percent (2%) plus the Domestic Rate from time to time in effect plus the Applicable Margin for Domestic Rate Loans, or, (ii) if such Loan is an RFR Loan denominated in an Alternative Currency, at a rate per annum equal to the sum of the Eurocurrencytwo percent (2%) plus the Adjusted Daily Simple RFR for such Currency from time to time in effect plus the Applicable Margin for RFR Loans, or (iii) if such Loan is a Eurocurrency Loan denominated in an Alternative Currency, at a rate per annum equal to the sum of the Applicable Margin for Eurocurrency Loans, plus two percent (2%) plus the rate of interest per annum as determined by the Administrative Agent (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) at which overnight or weekend deposits (or, if such amount due remains unpaid more than three Business Days, then for such other period of time not longer than one month as the Administrative Agent may elect in its absolute discretion) of the relevant Alternative Currency for delivery in immediately available and freely transferable funds would be offered by the Administrative Agent to major banks in the interbank market upon request of such major banks for the applicable period as determined above and in an amount comparable to the unpaid principal amount of any such Eurocurrency Loan (or, if the Administrative Agent is not placing deposits in such currency in the interbank market, then the Administrative Agent’s cost of funds in such currency for such period); (c) for any Swingline Loan, the sum of 2% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to 2% plus the Applicable Margin for Domestic Rate Loans plus the Domestic Rate from time to time in effect; (d) for any Reimbursement Obligation, the sum of 2.0% plus the amounts due under Section 1.3 hereof with respect to such Reimbursement Obligation; (e) for any Letter of Credit, the sum of 2.0% plus the letter of credit fee due under Section 2.1 hereof with respect to such Letter of Credit; and

-16- (f) for any other amount owing hereunder not covered by clauses (a) through (e) above, the sum of 2% plus the Applicable Margin for Domestic Rate Loans plus the Domestic Rate from time to time in effect. provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.10 shall be made at the election of the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders. Section 1.11. Evidence of Indebtedness; Notes. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the type thereof and the Interest Period and Interest Payment Date with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof. (c) The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms. (d) Any Lender may request that its Loans be evidenced by a Note or Notes. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note or Notes payable to the order of such Lender in a form supplied by the Administrative Agent and reasonably acceptable to the Borrower. Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 12.12 hereof) be represented by one or more Notes payable to the payee named therein or any registered assignee permitted pursuant to Section 12.12 hereof except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in subsections (a) and (b) above.

-17- Section 1.12. Funding Indemnity. If any Lender shall incur any loss, cost or expense (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any RFR Loan, Eurocurrency Loan, or Swingline Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender, but excluding loss of profit and Applicable Margin) as a result of: (a) any payment, prepayment or conversion of aan RFR Loan, Eurocurrency Loan, or Swingline Loan that bears interest based on the Quoted Rate on a date other than the last day of its Interest Period, (b) any failure (because of a failure to meet the conditions of Section 6 hereof or otherwise) by the Borrower to borrow or continue aan RFR Loan, Eurocurrency Loan, or Swingline Loan, or to convert a Domestic Rate Loan into aan EurocurrencyRFR Loan, on the date specified in a notice given pursuant to Section 1.6(a) hereof or established pursuant to Section 1.6(c) hereof, (c) any failure by the Borrower to make any payment of principal on any RFR Loan, Eurocurrency Loan, or Swingline Loan when due (whether by acceleration or otherwise), or (d) any acceleration of the maturity of a Eurocurrency Loan or Swingline Loan as a result of the occurrence of any Event of Default hereunder, then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate executed by an officer of such Lender setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate if reasonably calculated shall be conclusive absent manifest error. Section 1.13. Commitment Terminations. (a) The Borrower shall have the right at any time and from time to time, upon five (5) Business Days’ prior written notice to the Administrative Agent (or such shorter period of time agreed by the Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty, in whole or in part, any partial termination to be in an amount not less than $5,000,000, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the Original Dollar Amount of all Revolving Loans and Swingline Loans and the U.S. Dollar Equivalent of all L/C Obligations then outstanding. The Borrower shall have the right at any time and from time to time, by notice to the Administrative Agent, to reduce or terminate the L/C Sublimit without premium or penalty, in whole or in part; provided that the L/C Sublimit may not be reduced to an amount less than the U.S. Dollar Equivalent of all L/C Obligations then outstanding. The Borrower shall have the right at any time and from time to time, by notice to the Administrative Agent, to reduce or terminate the Swingline Sublimit without premium or penalty, in whole or in part; provided that the Swingline Sublimit may not be reduced to an amount less than the aggregate principal amount of the

-18- Swingline Loans then outstanding. Any such termination of the L/C Sublimit or the Swingline Sublimit shall not reduce the Revolving Credit Commitments unless the Borrower elects to do so in the manner provided above. (b) The Administrative Agent shall give prompt notice to each Lender pursuant to this Section 1.13 of any termination of Revolving Credit Commitments. Any such termination of Revolving Credit Commitments (i) shall be allocated ratably among the Lenders in proportion to their respective Revolver Percentages and (ii) may not be reinstated. Any termination of the Revolving Credit Commitments to an aggregate amount less than the L/C Sublimit then in effect shall reduce the L/C Sublimit to an amount equal to the Revolving Credit Commitments. Any termination of the Revolving Credit Commitments to an aggregate amount less than the Swingline Sublimit then in effect shall reduce the Swingline Sublimit to an amount equal to the Revolving Credit Commitments. Section 1.14. Substitution of Lenders. In the event (a) the Borrower receives a claim from any Lender for compensation under Section 9.3 or 12.1 hereof, (b) the Borrower receives notice from any Lender of any illegality pursuant to Section 9.1 hereof, (c) any Lender is then a Defaulting Lender, or (d) a Lender fails to consent to an amendment or waiver requested under Section 12.13 hereof at a time when the Required Lenders have approved such amendment or waiver (any such Lender referred to in clause (a), (b), (c), or (d) above being hereinafter referred to as an “Affected Lender”), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par plus accrued interest and fees, without recourse, all of its interest, rights, and obligations hereunder (including all of its Revolving Credit Commitment and the Loans and participation interests in Letters of Credit and Swingline Loans and other amounts at any time owing to it hereunder and the other Credit Documents but excluding its existing rights to payments pursuant to Section 9.3, Section 12.1 or Section 12.15 hereof) to an Eligible Assignee specified by the Borrower, provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.12 hereof; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in L/C Obligations and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including all amounts under Sections 9.3 and 12.1 hereof and any amounts under Section 12.15 hereof and any amounts under Section 1.12 hereof as if the Loans owing to it were prepaid rather than assigned) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 9.3 hereof or payments required to be made pursuant to Section 12.1 hereof, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable law; and

-19- (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Acceptance executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to the Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided that any such documents shall be without recourse to or warranty by the parties thereto; provided further that the failure of any Person to deliver any such further documents shall not affect the validity of any such assignment. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Section 1.15. Increase in Revolving Credit Commitments and New Term Loans. The Borrower may, on any Business Day after the Effective Date and prior to the Termination Date (without the consent of any Lender) increase the aggregate amount of the Revolving Credit Commitments and/or borrow one or more term loans under this Agreement (the “New Term Loans”) by delivering an Increase Request substantially in the form attached hereto as Exhibit F (or in such other form reasonably acceptable to the Administrative Agent) to the Administrative Agent at least five (5) Business Days prior to the desired effective date of such increase of the Revolving Credit Commitments or the making of such new term loan(s) (each an “Increase”). The Increase Request shall identify additional Lenders (which additional Lenders shall be subject to the consents and the other restrictions, in each case, as set forth in Section 12.12 hereof to the same extent as if such additional Lenders were an assignee hereunder) and/or increased Revolving Credit Commitments or New Term Loans of existing Lender(s) and the amount of each such Lender’s Revolving Credit Commitment or New Term Loan commitment, as applicable; provided, however, that: (i) the amount of any such Increase in respect of additional Revolving Credit Commitments or New Term Loans shall be in an amount not less than $10,000,000 (or such lesser amount then agreed to by the Administrative Agent), (ii) no Default or Event of Default has occurred and is continuing immediately prior to, or after giving effect to the Revolving Loans or New Term Loans made pursuant to such Increase, subject to the provisions of Section 4.4 hereof in the case of any New Term Loan the proceeds of which will be used to finance a Limited Condition Acquisition, (iii) all representations and warranties contained in Section 5 hereof shall be true

-20- and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) at the time of such request and on the effective date of such Increase, except to the extent such representations and warranties relate to an earlier date, in which case they shall be true and correct in all material respects as of such date (or, in the case of any such representation or warranty already qualified by materiality, in all respects), subject to the provisions of Section 4.4 hereof in the case of any New Term Loan the proceeds of which will be used to finance a Limited Condition Acquisition, (iv) prior to the effectiveness of any Increase, the Administrative Agent shall have received a copy, certified by the secretary or assistant secretary of the Parent, of resolutions of the Parent’s board of directors authorizing the amount of such Increase, (v) in the case of a New Term Loan, the Borrower and its Subsidiaries will be in pro forma compliance (after giving effect to such New Term Loan) with all financial covenants specified in Section 7.15 and 7.16 hereof as of the last day of the most recently completed calendar quarter for which financial statements are available, subject to the provisions of Section 4.4 hereof in the case of any New Term Loan the proceeds of which will be used to finance a Limited Condition Acquisition, (vi) in the case of an Increase in the aggregate Revolving Credit Commitments, the Borrower shall not have terminated any portion of the Revolving Credit Commitments pursuant to Section 1.13 hereof, and (vii) the proceeds of any Borrowing of an Increase shall be used solely as provided in Section 7.10 hereof. The effective date (the “Increase Date”) of the Increase shall be the date the New Term Loans are funded or the Revolving Credit Commitments are increased. With respect to an Increase in the Revolving Credit Commitments as described above, on the Increase Date, the new Lender(s) (or, if applicable, existing Lender(s)) with a Revolving Credit Commitment shall advance Revolving Loans, as applicable, in an amount sufficient such that after giving effect to such advance(s) or loan(s) and the prepayment of Loans by any Lender(s) whose Revolving Credit Commitment is not increased, each Lender shall have outstanding its Revolver Percentage of Revolving Loans, as applicable. It shall be a condition to such effectiveness that if any Eurocurrency Loans are outstanding under the Revolving Credit on the date of such effectiveness of an Increase in the Revolving Credit Commitments, such Eurocurrency Loans shall be deemed to be prepaid on such date (to the minimum extent necessary to allocate such outstanding Eurocurrency Loans in accordance with the Revolver Percentage of each Lender after giving effect to the related Increase) and the Borrower shall pay any amounts owing to the Lenders pursuant to Section 1.12 hereof. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent relating to any Increase in accordance with Section 12.15 hereof. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to increase its Revolving Credit Commitment or make a New Term Loan and no Lender’s Revolving Credit Commitment shall be increased without its written consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment

-21- or make New Term Loans. For the avoidance of doubt, all Revolving Loans made pursuant to an Increase, and the Revolving Credit Commitments in connection therewith, shall be made on and subject to the terms and conditions applicable to all other Revolving Loans and Revolving Credit Commitments hereunder (other than arrangement, structuring, commitment or similar up-front fees). The New Term Loans (a) shall have a final maturity date no earlier than the Termination Date, provided that, at the election of the Borrower, New Term Loans in an aggregate principal amount not to exceed $500,000,000 at any one time outstanding shall not be subject to this clause (a), (b) shall amortize as agreed between the Borrower and the Lenders providing such New Term Loan, and (c) shall otherwise be made on and subject to terms, taken as a whole, not materially more favorable to the Lenders advancing the New Term Loans (other than in connection with pricing, fees, scheduled amortization and customary mandatory prepayment terms) than those applicable to the Revolving Loans, provided that delivery to the Administrative Agent at least five Business Days prior to the incurrence of such New Term Loan (or, at the option of the Borrower, five Business Days prior to the execution of a commitment letter or engagement letter with respect to a New Term Loan) of a certificate from a Responsible Officer (together with a reasonably detailed description of the material terms and conditions of such New Term Loan or drafts of the documentation relating thereto) certifying that the Borrower has determined in good faith that such terms and conditions comply with clause (c) above shall be conclusive evidence that such terms and conditions comply with clause (c) above unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees). The Borrower may request from the Administrative Agent confirmation that the New Term Loans comply with clause (c) above by delivering to the Administrative Agent a certificate from a Responsible Officer to the effect that the terms of the New Term Loans comply with clause (c) above together with a substantially final draft of the Incremental Amendment referred to below. Commitments in respect of New Term Loans shall become effective under this Agreement pursuant to an Increase Request and, if necessary, an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Credit Documents, executed by the Borrower and Guarantors, each Lender agreeing to provide such New Term Loan, each additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 1.15. The Lenders hereby authorize the Administrative Agent to execute such other documents, instruments and agreements as may be necessary in the reasonable opinion of the Administrative Agent to give effect to the Incremental Amendment.

-22- Section 1.16. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 12.13 hereof. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 hereof or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.7 hereof shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any L/C Issuer or the Swingline Lender hereunder; third, to Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 1.17 hereof; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 1.3 hereof; sixth, to the payment of any amounts owing to the Lenders, any L/C Issuer or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 6.2 hereof were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with their Percentages without giving effect to Section 1.16(a)(iv) hereof. Any payments, prepayments or other

-23- amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 1.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Each Defaulting Lender shall be entitled to receive a facility fee pursuant to Section 2.1(a) hereof for any period during which that Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Loans funded by it, and (2) its Revolver Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 1.17 hereof. (B) Each Defaulting Lender shall be entitled to receive a letter of credit participation fee pursuant to Section 2.1(b) hereof for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolver Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 1.17 hereof. (C) With respect to any facility fee or letter of credit participation fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the applicable L/C Issuer and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Revolver Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (x) the conditions set forth in Section 6.2 hereof are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Loans and interests in L/C Obligations and Swingline Loans of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 12.29 hereof, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

-24- (v) Cash Collateral; Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize each L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 1.17 hereof. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent promptly will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with their respective Percentages (without giving effect to Section 1.16(a)(iv) hereof), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Letters of Credit. So long as any Lender is a Defaulting Lender, no L/C Issuer shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. Section 1.17. Cash Collateral for Fronting Exposure At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or any L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 1.16(a)(iv) hereof and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. Each of the Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the applicable L/C Issuer, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for such Defaulting Lender’s obligation to fund participations in respect of L/C Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the applicable L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower shall, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by such Defaulting Lender).

-25- (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 1.17 or Section 1.16 hereof in respect of Letters of Credit shall be applied to the satisfaction of such Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce an L/C Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 1.17 following (A) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (B) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided that the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. So long as no Default or Event of Default shall have occurred and be continuing, upon determining that Cash Collateral shall no longer be required to be provided under this Section 1.17 or that excess Cash Collateral exists, upon the Borrower's request, the Administrative Agent shall promptly return the Cash Collateral (or excess portion) to the Borrower. Section 1.18. Extension of Termination Date. (a) Request for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 60 days and not later than 30 days prior to the second and third anniversary of the Amendment No. 2 Effective Date (each, an “Anniversary Date”), request that each Lender extend such Lender’s Termination Date until April 14, 2027 (the first such extended Termination Date being the “First Extended Termination Date”) and thereafter, until April 14, 2028 (the second such extended Termination Date being the “Second Extended Termination Date” and either such extended Termination Date being an “Extended Termination Date”). (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date (the “Notice Date”) that is 20 days prior to the applicable Anniversary Date, advise the Administrative Agent whether or not such Lender agrees to such extension (and each Lender that determines to so extend its Termination Date, an “Extending Lender,” and each Lender that determines not to so extend its Termination Date, a “Non-Extending Lender”). Each Lender shall notify the Administrative Agent of its decision whether or not to extend its Termination Date promptly after such determination (but in any event no later than the Notice Date), and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date 15 days prior to the applicable Anniversary Date (or, if such date is not a Business Day, on the next preceding

-26- Business Day). (d) Additional Commitment Lenders. The Borrower shall have the right on or before the applicable Anniversary Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 1.14 each of which Additional Commitment Lenders shall have entered into an Assignment and Acceptance pursuant to which such Additional Commitment Lender shall, effective as of the applicable Anniversary Date, undertake a Commitment (and, if any such Additional Commitment Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date) (and which Assignment and Acceptance may be executed in the name of a Non-Extending Lender in accordance with Section 1.14). (e) Minimum Extension Requirement. If (and only if) the aggregate dollarU.S. Dollar amount of the Revolving Credit Commitments of the Lenders that have agreed so to extend their Termination Date together with the additional Commitments of the Additional Commitment Lenders shall be more than 51% of the aggregate dollarU.S. Dollar amount of the Revolving Credit Commitments in effect immediately prior to the applicable Anniversary Date, then, effective as of the applicable Anniversary Date, the Termination Date of each Extending Lender and of each Additional Commitment Lender shall be extended to the First Extended Termination Date or Second Extended Termination Date, as applicable (except that, if such date is not a Business Day, such Extended Termination Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement. (f) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Termination Date pursuant to this Section shall not be effective with respect to any Lender unless: (i) no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto; (ii) the representations and warranties contained in this Agreement are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date of such extension and after giving effect thereto, as though made on and as of such date, except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date (or, in the case of any such representation or warranty already qualified by materiality, in all respects); and (iii) on or before the Initial Termination Date or the First Extended Termination Date, as applicable, (1) the Borrower shall have paid in full the principal of and interest on all of the Loans made by each Non-Extending Lender to the Borrower hereunder and (2) the Borrower shall have paid in full all other amounts owing to such Non-Extending Lender hereunder.

-27- (g) Amendment; Sharing of Payments. In connection with any extension of the Termination Date, the Borrower, the Administrative Agent and each extending Lender may make such amendments to this Agreement as the Administrative Agent determines to be reasonably necessary to evidence the extension. This Section shall supersede Sections 3.1 and 12.13, except to the extent any amendment hereunder would adversely affect any Lender’s rights under clauses (i) or (ii) of Section 12.13. Section 1.19. Sustainability Adjustments. (a) Following the date on which the Parent provides a Pricing Certificate in respect of the most recently ended calendar year, the Applicable Margin shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Applicable Margin Adjustment as set forth in such Pricing Certificate in the manner and at the times described in this Section 1.19. For purposes of the foregoing, (A) the Sustainability Applicable Margin Adjustment shall be determined as of the fifth Business Day following receipt by the Administrative Agent of a Pricing Certificate delivered pursuant to Section 7.6(e) based upon the KPI Metrics set forth in such Pricing Certificate for the most recently ended calendar year and the calculations of the Sustainability Applicable Margin Adjustment therein (such day, the “Sustainability Pricing Adjustment Date”) and (B) each change in the Applicable Margin resulting from a Pricing Certificate shall be effective during the period commencing on and including the applicable Sustainability Pricing Adjustment Date and ending on the date immediately preceding the next such Sustainability Pricing Adjustment Date (or, in the case of non-delivery of a Pricing Certificate for the immediately following period, the last day such Pricing Certificate for such following period could have been delivered pursuant to the terms of Section 7.6(e)). (b) For the avoidance of doubt, only one Pricing Certificate may be delivered in respect of any calendar year. It is further understood and agreed that the Applicable Margin will never be reduced or increased by more than 0.02% per annum pursuant to the Sustainability Applicable Margin Adjustment during any calendar year. For the avoidance of doubt, any adjustment to the Applicable Margin by reason of meeting one or both KPI Metrics in any year shall not be cumulative year-over-year. Each applicable adjustment shall only apply until the date on which the next adjustment is due to take place. (c) It is hereby understood and agreed that if no such Pricing Certificate for any calendar year is delivered by the Parent by the time required pursuant to Section 7.6(e), the Sustainability Applicable Margin Adjustment will be positive 0.02% per annum commencing on the last day by which such Pricing Certificate was required to have been delivered pursuant to the terms of Section 7.6(e) and continuing until the fifth (5th) Business Day after the Parent delivers a Pricing Certificate to the Administrative Agent. (d) If (i)(A) the Parent or any Lender becomes aware of any material inaccuracy in the Sustainability Applicable Margin Adjustment or the KPI Metrics as reported in a Pricing Certificate (any such material inaccuracy, a “Pricing Certificate Inaccuracy”) and, in the case of any Lender, such Lender delivers, not later than 10 Business Days after obtaining knowledge thereof, a written notice to the Administrative Agent describing such Pricing Certificate Inaccuracy in reasonable detail (which description shall be promptly shared with each Lender and

-28- the Parent), or (B) the Parent and the Lenders agree that there was a Pricing Certificate Inaccuracy at the time of delivery of a Pricing Certificate, and (ii) a proper calculation of the Sustainability Applicable Margin Adjustment or the KPI Metrics would have resulted in both an increase in the Applicable Margin for any applicable period and an increase in the amount of interest payable by the Borrower for such applicable period, the Borrower shall be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuers, as the case may be, promptly following written demand by the Administrative Agent (or, after the occurrence of an Event of Default under Section 8.1(f) or (g) with respect to the Borrower, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), but in any event within 10 Business Days after the Parent has received written notice of, or has agreed in writing that there was, a Pricing Certificate Inaccuracy, an amount equal to the excess of (1) the amount of interest that should have been paid for such period over (2) the amount of interest actually paid for such period. If the Parent becomes aware of any Pricing Certificate Inaccuracy and, in connection therewith, if a proper calculation of the Sustainability Applicable Margin Adjustment or the KPI Metrics would have resulted in a decrease in the Applicable Margin for any period, then, upon receipt by the Administrative Agent of notice from the Parent of such Pricing Certificate Inaccuracy (which notice shall include corrections to the calculations of the Sustainability Applicable Margin Adjustment or the KPI Metrics, as applicable, and shall be promptly shared with each Lender), commencing on the Business Day following receipt by the Administrative Agent of such notice, the Applicable Margin shall be adjusted to reflect the corrected calculations of the Sustainability Applicable Margin Adjustment or the KPI Metrics, as applicable. It is understood and agreed that any Pricing Certificate Inaccuracy shall not constitute a Default or Event of Default unless (i) the Parent fails to make a payment required by the foregoing terms of this Section 1.19(d) with respect to such Pricing Certificate Inaccuracy following demand for payment by the Administrative Agent made in accordance with the foregoing terms of this Section 1.19(d), (ii) such Pricing Certificate Inaccuracy would have resulted in an increase in the Applicable Margin for such period and (iii) such Pricing Certificate Inaccuracy resulted in an increase in the amount of interest payable by the Borrower for such applicable period. Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an Event of Default under Section 8.1(f) or (g) with respect to the Borrower, (a) any additional amounts required to be paid pursuant to the immediately preceding paragraph shall not be due and payable until a written demand is made for such payment by the Administrative Agent in accordance with such paragraph, (b) any nonpayment of such additional amounts prior to or upon such demand for payment by the Administrative Agent shall not constitute a Default or Event of Default (whether retroactively or otherwise) and (c) none of such additional amounts shall be deemed overdue prior to such a demand or shall accrue interest at the Default Rate prior to such a demand. (e) Each party hereto hereby agrees that neither the Administrative Agent nor the Sustainability Coordinator shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Parent of any Sustainability Applicable Margin Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any Pricing Certificate (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry).

-29- (f) To the extent any event occurs (which would include, without limitation, a material disposition or material acquisition) which, in the opinion of the Parent and the Administrative Agent, acting reasonably, means that one or more of the KPI Metrics is no longer appropriate, then the Parent and the Administrative Agent will report to the Lenders that such KPI Metric will no longer apply. In such a scenario, the Parent will then cease to refer to the applicable KPI Metric in the Pricing Certificate for such period. SECTION 2. FEES. Section 2.1. Fees. (a) Facility Fee. For the period from the Effective Date to and including the Termination Date, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a facility fee (the “Facility Fee”) on the average daily Revolving Credit Commitments, regardless of usage, at a rate per annum equal to the applicable Facility Fee in the definition of Applicable Margin; provided that if any Lender continues to have outstanding Revolving Loans, Swingline Loans or L/C Obligations (including participations therein) after its Revolving Credit Commitment terminates, then the Facility Fee shall continue to accrue on the daily amount of such Lender’s outstanding Revolving Loans, Swingline Loans and L/C Obligations (including participations therein). Accrued Facility Fees shall be due and payable in arrears on June 30, 2016, on the last day of each calendar quarter thereafter and on the Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the fee for the period to but not including the date of such termination shall be paid in whole on the date of such termination; provided that any Facility Fee accruing after the date the Revolving Credit Commitments terminate shall be payable on demand. (b) Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 1.3 hereof, the Borrower shall pay to the applicable L/C Issuer for its own account a fronting fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each calendar quarter, commencing on June 30, 2016, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin in effect during each day of such quarter applied to the daily average U.S. Dollar Equivalent of the face amount of Letters of Credit outstanding during such quarter. In addition, the Borrower shall pay to the applicable L/C Issuer for its own account such L/C Issuer’s standard issuance, drawing, negotiation, amendment, assignment, and other administrative fees for each Letter of Credit as established by such L/C Issuer from time to time. (c) Administrative Agent Fees. The Borrower shall pay to the Administrative Agent the fees agreed to between the Administrative Agent and the Parent in writing from time to time. (d) Fee Calculations. All fees payable under Sections 2.1(a) and (b) hereof shall be computed on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed.

-30- SECTION 3. PLACE AND APPLICATION OF PAYMENTS. Section 3.1. Place and Application of Payments. (a) All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other amounts payable by the Borrower under this Agreement, shall be made by the Borrower to the Administrative Agent by no later than 12:00 noon (Chicago time) on the due date thereof at the principal office of the Administrative Agent in Chicago, Illinois (or such other location in the State of Illinois as the Administrative Agent may designate to the Borrower) or, if such payment is to be made in an Alternative Currency, no later than 12:00 noon local time at the place of payment to such office as the Administrative Agent has previously specified in a notice to the Borrower for the benefit of the Person or Persons entitled thereto. Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day. All such payments shall be made (i) in U.S. Dollars, in immediately available funds at the place of payment, or (ii) in the case of amounts payable hereunder in an Alternative Currency, in such Alternative Currency in such funds then customary for the settlement of international transactions in such currency, in each case without setoff or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests or facility fees ratably to the Lenders and like funds relating to the payment of any other amount payable to any Person to such Person, in each case to be applied in accordance with the terms of this Agreement. If the Administrative Agent causes amounts to be distributed to the Lenders in reliance upon the assumption that the Borrower will make a scheduled payment and such scheduled payment is not so made, each Lender shall, on demand, repay to the Administrative Agent the amount distributed to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was distributed to such Lender and ending on (but excluding) the date such Lender repays such amount to the Administrative Agent, at a rate per annum equal to: (i) from the date the distribution was made to the date two (2) Business Days after payment by such Lender is due hereunder, (x) if such scheduled payment was to be made in U.S. Dollars, the Federal Funds Rate for each such day and (y) if such scheduled payment was to be made in an Alternative Currency, at the rate of interest per annum as determined by the Administrative Agent at which overnight or weekend deposits in the relevant currency for delivery of immediately available and freely transferable funds are offered by the Person serving as Administrative Agent to major banks in the interbank market for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, (x) if such scheduled payment was to be made in U.S. Dollars, the Domestic Rate in effect for each such day and (y) if such scheduled payment was to be made in an Alternative Currency, the rate per annum established by Section 1.10(b) hereof for RFR Loans or Eurocurrency Loans, as applicable, denominated in such currency. (b) Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of any Lender, the Swingline Lender or the L/C Issuer hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may (but shall not be required to) in reliance upon such assumption, distribute to the applicable Lenders, Swingline Lender or the L/C Issuer, as the case may be, the amount due. With respect to any payment that Administrative Agent makes to any Lender, the

-31- Swingline Lender or the L/C Issuer as to which Administrative Agent determines (in its sole and absolute discretion) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) Borrower has not in fact made the corresponding payment to Administrative Agent; (2) Administrative Agent has made a payment in excess of the amount(s) received by it from Borrower either individually or in the aggregate (whether or not then owed); or (3) Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders, the Swingline Lender and the L/C Issuer severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender, Swingline Lender or L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. SECTION 4. DEFINITIONS; INTERPRETATION. Section 4.1. Definitions. The following terms when used herein have the following meanings: “Account” is defined in Section 8.4(b) hereof. “Acquired Business” means the entity or assets acquired by the Parent or one of its Subsidiaries in an Acquisition. “Acquisition” means any transaction, or any series of related transactions, consummated after the Effective Date, by which the Parent or any of its Subsidiaries (i) acquires any business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or at least a majority of the partnership interests of any partnership or at least a majority interest in a joint venture or (iii) merges, consolidates or otherwise combines with another Person (other than a Person that is a Subsidiary or the Parent) provided that the Parent or the Subsidiary is the surviving entity or such surviving entity becomes a Subsidiary. “Act” is defined in Section 12.28 hereof. “Additional Commitment Lender” is defined in Section 1.18 hereof. “Adjusted Daily Simple RFR” means, for any day (an “RFR Rate Day”), a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to: (a) Sterling, the greater of (i) the sum of (A) SONIA for the day (such day, a “Sterling RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day

-32- is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided that if by 5:00 p.m. (London time) on the second (2nd) RFR Business Day immediately following any Sterling RFR Determination Day, SONIA in respect of such Sterling RFR Determination Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to the Adjusted Daily Simple RFR for Sterling has not occurred, then SONIA for such Sterling RFR Determination Day will be SONIA as published in respect of the first preceding RFR Business Day for which such SONIA was published on the SONIA Administrator’s Website; provided further that SONIA as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (B) the SONIA Adjustment and (ii) the Floor; (b) Swiss Francs, the greater of (i) the sum of (A) SARON for the day (such day, a “Swiss Francs RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SARON is published by the SARON Administrator on the SARON Administrator’s Website; provided that if by 5:00 p.m. (Zurich time) on the second (2nd) RFR Business Day immediately following any Swiss Francs RFR Determination Day, SARON in respect of such Swiss Francs RFR Determination Day has not been published on the SARON Administrator’s Website and a Benchmark Replacement Date with respect to the Adjusted Daily Simple RFR for Swiss Francs has not occurred, then SARON for such Swiss Francs RFR Determination Day will be SARON as published in respect of the first preceding RFR Business Day for which such SARON was published on the SARON Administrator’s Website; provided further that SARON as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (B) the SARON Adjustment and (ii) the Floor; and (c) Yen, the greater of (i) the sum of (A) TONAR for the day (such day, a “Yen RFR Determination Day”) that is five (5) RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such TONAR is published by the TONAR Administrator on the TONAR Administrator’s Website; provided that if by 5:00 p.m. (Tokyo time) on the second (2nd) RFR Business Day immediately following any Yen RFR Determination Day, TONAR in respect of such Yen RFR Determination Day has not been published on the TONAR Administrator’s Website and a Benchmark Replacement Date with respect to the Adjusted Daily Simple RFR for Yen has not occurred, then TONAR for such Yen RFR Determination Day will be TONAR as published in respect of the first preceding RFR Business Day for which such TONAR was published on the TONAR Administrator’s Website; provided further that TONAR as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three (3) consecutive RFR Rate Days and (B) the TONAR Adjustment and (ii) the Floor.

-33- Any change in the Adjusted Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in such RFR without notice to the Borrower. “Adjusted EBIT” means, for any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income for such period for (i) Interest Expense, (ii) federal, state and local income tax expense, (iii) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation, and (iv) Permitted Adjustments; provided that any amounts added to Consolidated Net Income pursuant to clause (iii) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries. “Adjusted EBITDA” means, for any period, Consolidated Net Income for such period plus all amounts deducted in arriving at such Consolidated Net Income for such period for (i) Interest Expense, (ii) federal, state and local income tax expense, (iii) all amounts properly charged for depreciation of fixed assets and amortization of intangible assets on the books of the Parent and its Restricted Subsidiaries, (iv) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation, and (v) Permitted Adjustments; provided that any amounts added to Consolidated Net Income pursuant to clause (iv) above for any period shall be deducted from Consolidated Net Income for the period, if ever, in which such amounts are paid in cash by the Parent or any of its Subsidiaries. “Adjusted LIBOR” means, for any Borrowing of Eurocurrency Loans, a rate per annum determined in accordance with the following formula: Adjusted LIBOR = LIBOR___________ 1 - Eurocurrency Reserve Percentage Where, “LIBOR” means, for an Interest Period for a Borrowing of Eurocurrency Loans, the higher of (i) (a) the LIBOR Index Rate for such Interest Period, if such rate is available and can be determined, and (b) if the LIBOR Index Rate is not available and cannot be determined, the average rate of interest per annum (rounded upwards, if necessary, to the nearest one hundred-thousandth of a percentage point) at which deposits in U.S. Dollars or the relevant Alternative Currency, as appropriate, in immediately available funds are offered to the Person serving as the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by major banks in the interbank eurocurrency market for delivery on the first day of and for a period equal to such Interest Period in an amount equal or comparable to the principal amount of the Eurocurrency Loan scheduled to be made by the Person serving as the Administrative Agent as part of such Borrowing and (ii) 0.00%. “LIBOR Index Rate” means,Eurocurrency Rate” means, as to any Borrowing denominated in Australian Dollars, Canadian Dollars, or Euros for any Interest Period, thean interest rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth

-34- of a percentage point) for deposits in U.S. Dollars or the relevant Alternativeequal to (a) the Eurocurrency Rate for such Currency, as appropriate, for a period equal to such Interest Period, which appears on the appropriate Reuters Page for such currency, as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period divided by (b) one minus the Eurocurrency Reserve Percentage. “Reuters Page” means the page designated on the Reuters Service (or on any successor or substitute page of such service, or any successor to or a publicly available substitute for such service, providing rate quotations comparable to those currently provided or, if not currently provided, previously provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in the London interbank market in the applicable currency). “Eurocurrency Reserve Percentage” means, for any Borrowing of Eurocurrency Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on “eurocurrency liabilities”, as defined in such Board’s Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Lender to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurocurrency Loans shall be deemed to be “eurocurrency liabilities” as defined in such Regulation D without benefit or credit for any prorations, exemptions or offsets under such Regulation DAdjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to the greater of: (a) the sum of (i) Term SOFR for such calculation plus (ii) 0.10% (10 basis points) and (b) the Floor. “Administrative Agent” means Bank of Montreal, in its capacity as administrative agent under the Credit Documents, and any successor pursuant to Section 10.7 hereof. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” is defined in Section 1.14 hereof. “Affiliate” means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” (including, with their correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of

-35- management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event for purposes of this definition: (i) any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (ii) each director and executive officer of the Parent or any Subsidiary shall be deemed an Affiliate of the Parent and each Subsidiary. Notwithstanding the foregoing, in relation to National Westminster Bank plc, the term “Affiliate” shall not include (i) the UK government or any member or instrumentality thereof, including Her Majesty's Treasury and UK Financial Investments Limited (or any directors, officers, employees or entities thereof) or (ii) any persons or entities controlled by or under common control with the UK government or any member or instrumentality thereof (including Her Majesty's Treasury and UK Financial Investments Limited) and which are not part of The Royal Bank of Scotland Group plc and its subsidiaries or subsidiary undertakings. “Agreed Currency” means any of (i) U.S. Dollars and (ii) each Alternative Currency. “Agreement” means this Second Amended and Restated Multicurrency Credit Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 23 and as may be further amended, modified, restated or supplemented from time to time pursuant to the terms hereof. “Alternative Currency” means any of Australian Dollars, Canadian Dollars, Euros, Japanese Yen, Pound Sterling, and Swiss Francs, and any other currency approved by all the Lenders, in each case for so long as such currency is readily available to all the Lenders and is freely transferable and freely convertible to U.S. Dollars and either the Reuters Monitor Money Rates Service (or any successor thereto or other service designated by the Administrative Agent) reports a LIBOR oran applicable Currency Rate (or other benchmark designated by the Administrative Agent) for such currency for interest periods of one, two, three and six calendar months or there is a published RFR for such currency (or a Benchmark Replacement effected pursuant to Section 9.6 with respect thereto); provided that if any Lender provides written notice to the Borrower (with a copy to the Administrative Agent) that any currency control or other exchange regulations are imposed in the country in which any such Alternative Currency is issued and that in the reasonable opinion of such Lender funding a Loan in such currency is impractical, then such currency shall cease to be an Alternative Currency hereunder until such time as all the Lenders reinstate such country’s currency as an Alternative Currency; provided further that Pounds Sterling shall not be an available Alternative Currency until such time as this Agreement is amended in accordance with Section 9.6, to address a Benchmark Replacement for loans denominated in Pounds Sterling. “AML Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower, the Subsidiaries or any Guarantor from time to time concerning or relating to anti-money laundering. “Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of

-36- May 16, 2018, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Amendment No. 1 Effective Date” shall have the meaning set forth in Amendment No. 1. “Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement, dated as of April 14, 2021, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Amendment No. 2 Effective Date” shall have the meaning set forth in Amendment No. 2. “Amendment No. 3” means that certain Amendment No. 3 to Credit Agreement, dated as of June 16, 2022, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Amendment No. 3 Effective Date” shall have the meaning set forth in Amendment No. 3. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower, the Subsidiaries or any Guarantor from time to time concerning or relating to bribery or corruption. “Applicable Margin” means, on any date with respect to the Loans, Reimbursement Obligations, and the Facility Fees and letter of credit fees payable under Section 2.1 hereof, the rates per annum determined in accordance with the following schedule as in effect on such date as determined pursuant to the provisions of the definition of Pricing Date: LEVEL APPLICABLE MARGIN FOR DOMESTIC RATE LOANS AND REIMBURSEMENT OBLIGATIONS APPLICABLE MARGIN FOR EUROCURRENCY LOANS LOANS, RFR LOANS, AND LETTER OF CREDIT FEE FACILITY FEE LEVEL I 0.000% 0.775% 0.100% LEVEL II 0.000% 0.850% 0.100% LEVEL III 0.000% 0.900% 0.100% LEVEL IV 0.000% 1.000% 0.150% LEVEL V 0.175% 1.175% 0.175% ; provided that from the Amendment No. 2 Effective Date until the Pricing Date for the fiscal quarter of the Parent ending March 31, 2021, the Borrower shall be in Level II. It is understood and agreed that the Applicable Margin with respect to Eurocurrency Loans, Domestic Rate Loans and Reimbursement Obligations (but, for the avoidance of doubt, not the Facility Fee) shall be adjusted from time to time based upon the Sustainability Applicable Margin Adjustment (to be calculated and applied as set forth in Section 1.19); provided that in no event shall the Applicable Margin with respect to RFR Loans, Eurocurrency Loans, Domestic Rate Loans and Reimbursement Obligations be less than zero percent per annum.

-37- “Application” is defined in Section 1.3(b) hereof. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.12 hereof), and accepted by the Administrative Agent, in substantially the form of Exhibit G or any other form approved by the Administrative Agent. “Authorized Representative” means those persons shown on the list of officers of the Borrower or Parent provided by the Borrower pursuant to Section 6.1(i) hereof, or on any updated such list provided by the Parent to the Administrative Agent, or any further or different officer of the Borrower or Parent so named by any Authorized Representative of the Parent in a written notice to the Administrative Agent. “Australian Dollars” or “AUD” mean the lawful currency of Australia. “Available Tenor” means, as of any date of determination and with respect to the then--current Benchmark for any Currency, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, (or component thereof) that is or may be used for determining the length of an Interest Periodany frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then--removed from the definition of “Interest Period” pursuant to clause (e) of Section 9.6. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, stored value cards, electronic funds transfer, supply chain financing arrangements and other cash management arrangements that is entered into by and between the Parent or any Subsidiary (other than a Mortgage Unrestricted Subsidiary) and any Bank Product Lender.

-38- “Bank Product Lender” means any Person that, (a) at the time it enters into a Bank Product Agreement, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Amendment No. 1 Effective Date, Amendment No. 2 Effective Date and Amendment No. 23 Effective Date), is a party to a Bank Product Agreement, in each case in its capacity as a party to such Bank Product Agreement. “Bank Product Obligations” means any and all obligations of the Parent and any Subsidiary (other than a Mortgage Unrestricted Subsidiary), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with any Bank Product Agreement. “Benchmark” means for any Agreed Currency, initially, the Relevant Rate for such currencywith respect to any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) U.S. Dollars, the Adjusted Term SOFR, (b) Sterling, Swiss Francs or Yen, the Adjusted Daily Simple RFR applicable for such Currency, and (c) Australian Dollars, Canadian Dollars or Euros, BBSY, CDOR, or EURIBOR, respectively; provided that if a Benchmark Transition Event, a has occurred with respect to such Adjusted Term SOFR Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to a Relevant Rate , Adjusted Daily Simple RFR, BBSY, CDOR, or EURIBOR, as applicable, or the then--current Benchmark for such Currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) or (b) of Section 9.6. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Agreed Currency other than U.S. Dollars, “Benchmark Replacement” shall mean the alternative set forth in (3) below: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) “Benchmark Replacement” means, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-currentsuch Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then--prevailing market convention for

-39- determining a benchmark rate as a replacement for the then-currentsuch Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1),that, if such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Credit Document and solely with respect to Loans denominated in U.S. Dollars, upon the occurrence of a Term SOFR Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement asas so determined pursuant to clause (1), (2) or (3) above would be less than the Floor, thesuch Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of theany then -current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,”, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor and Agreed Currency giving due consideration to (ia) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (iib) any evolving or then--prevailing market convention for determining a spread adjustment, or method for calculating or determining such

-40- spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Domestic Rate,” the definition of “Business Day,” the definition of “Interest Period,” the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents) at such time. “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to suchthe then--current Benchmark for any Currency: (1a) in the case of clause (1a) or (2) of the definition of “Benchmark Transition Event,”b) of the definition of “Benchmark Transition Event”, the later of (ai) the date of the public statement or publication of information referenced therein and (bii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2b) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (3) inc) of the case of a Term SOFR Event, the date that is 30 days after the date a Term SOFR Notice is provided to the Lenders and the Borrower pursuant to Section 9.6(b); or (4) in the case of an Early Opt-in Election, the 6th Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (Chicago time) on the 5th Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written

-41- notice of objection to such Early Opt-in Election from Lenders comprising the Required Lendersdefinition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1a) or (2b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then--current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark for any BenchmarkCurrency, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely;, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the NYFRB, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such

-42- component thereof) are no longernot, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then--current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark for any Currency, the period (if any) (xa) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definitionwith respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced the then-currentsuch Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 9.6 and (yb) ending at the time that a Benchmark Replacement has replaced the then-currentsuch Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 9.6. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” is defined in Section 12.30 hereof. “Borrower” is defined in the introductory paragraph of this Agreement. “Borrowing” means the total of Loans and Swingline Loans, as applicable, of a single type and Currency simultaneously advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders under a Facility on a single date and for a single, in the case of Eurocurrency Loans or SOFR Loans, having the same Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders under a Facility

-43- according to their Percentages of such Facility. Borrowings of Swingline Loans are made by the Swingline Lender in accordance with the procedures set forth in Section 1.2 hereof. A Borrowing is “advanced” on the day Lenders advance funds comprising such Borrowing to the Borrower, is “continued” on the day a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” on the day such Borrowing is changed from one type of Loan to the other, all as requested by the Borrower pursuant to Section 1.6(a) hereof or established pursuant to Section 1.6(c) hereof. “Business Day” means any day other than a Saturday or Sunday on which Lenders are not authorized or required to close in Chicago, Illinois and, if the applicable Business Day relates to the borrowing or payment of a Eurocurrency Loan or a Letter of Credit denominated in an Alternative Currency, on which banks are dealing in U.S. Dollar deposits or the relevant Alternative Currency in the interbank market in London, England and, if the applicable Business Day relates to the borrowing or payment of a Eurocurrency Loan denominated in an Alternative Currency, on which banks and foreign exchange markets are open for business in the city where disbursements of or payments on such Loan are to be made and, if such Alternative Currency is the Euro or any national currency of a nation that is a member of the European Economic and Monetary Union, which is a TARGET Settlement Day. “Canadian Dollars” or “CAD” mean the lawful currency of Canada. “Capital Lease” means, subject to Section 4.3, at any date any lease of Property which, in accordance with GAAP, would be required to be capitalized on the balance sheet of the lessee. “Capitalized Lease Obligations” means, subject to Section 4.3, for any Person, the amount of such Person’s liabilities under Capital Leases determined at any date in accordance with GAAP. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances subject to a first priority perfected security interest in favor of the Administrative Agent or, if the Administrative Agent and the applicable L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Flow Leverage Ratio” means as of the last day of any calendar quarter for which financial statements have been delivered pursuant to Section 7.6 hereof the ratio of the Total Funded Debt as of such day to Adjusted EBITDA for the four calendar quarters then ended on such day. “Cash Interest Coverage Ratio” means as of the last day of any calendar quarter for which financial statements have been delivered pursuant to Section 7.6 hereof the ratio of Adjusted EBIT for the four calendar quarters then ended to Cash Interest Expense for the same four (4) calendar quarters then ended on such day.

-44- “Cash Interest Expense” means, for any period, the sum of all cash interest charges of the Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. “Change in Law” means the occurrence, after the Amendment No. 2 Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means at any time: (i) the Parent ceases to be the ultimate “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of at least 99% of the total voting power of the Voting Stock of the Borrower; (ii) any Person becomes the beneficial owner of securities of the Parent representing 30% or more of the then outstanding Voting Stock of the Parent; or (iii) during any period of twenty-four consecutive months beginning after the Effective Date, individuals who at the beginning of such period constitute the Board of Directors of the Parent (the “Board”), together with any new director (other than a director designated by a person who has entered into an agreement with the Parent to effect a transaction described in clause (ii) of this Change of Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board. For purposes of the definition of Change of Control, “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (i) the Parent or any Wholly-Owned Subsidiary, or (ii) any Person who, as of the Effective Date, was the beneficial owner of securities of the Parent representing 20% or more of the combined voting power. “Code” means the Internal Revenue Code of 1986, as amended and any successor statute thereto. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as

-45- amended from time to time, and any successor statute. “Compliance Certificate” means a certificate in the form of Exhibit D hereto. “Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Domestic Rate” (if applicable), the definition of “Business Day,” the definition of “Eurocurrency Business Day,” the definition of “RFR Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” and “Interest Payment Date” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 1.12 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents). “Consolidated Net Income” means, for any period, the net income (or net loss) of the Parent, its Restricted Subsidiaries and the Mortgage Unrestricted Subsidiaries for such period computed on a consolidated basis in accordance with GAAP, but excluding any extraordinary profits or losses; provided that there shall be included in such determination for such period all such amounts attributable to any Person acquired pursuant to an Acquisition to the extent such Person is not subsequently sold or otherwise disposed of (other than in a transaction pursuant to which the business of such Person is retained by the Parent or a Subsidiary of the Parent) during such period for the portion of such period prior to such Acquisition; provided further that there shall be excluded the income of any such consolidated Mortgage Unrestricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions of that income by such consolidated subsidiary to a Restricted Subsidiary or the Parent is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such consolidated subsidiary. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its Property is bound. “Controlled Group” means all members of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control that, together with the Parent or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a

-46- tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” is defined in Section 12.30 hereof. “Covered Party” is defined in Section 12.30 hereof. “Credit Documents” means this Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, the Notes, the Applications, the Letters of Credit and each Subsidiary Guarantee Agreement delivered to the Administrative Agent pursuant to Section 7.21 hereof. “Credit Event” means the advancing of any Loan or Swingline Loan, the continuation of or conversion into a Eurocurrency Loan denominated in an Alternative Currency, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit. “CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. “Currency Rate” means, with respect to: (i)Euros, Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”); and (ii) Canadian Dollars, the rate per annum equal to the Canadian Dollar Offered Rate (“CDOR”), as published on the applicable Reuters Page, in each case as published on the applicable Reuters Page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day and as of the time as is generally treated as the rate fixing day and time by market practice in such interbank market, as determined by the Administrative Agent with a term equivalent to such Interest Period. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretionEurocurrency Rate for such Currency. “Currencies” means U.S. Dollars and each Alternative Currency, and “Currency” means any of such Currencies. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

-47- “Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default. “Default Rights” is defined in Section 12.30 hereof. “Defaulting Lender” means, subject to Section 1.16(b) hereof, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, each L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, at any time after the Effective Date, other than via an Undisclosed Administration (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state, or federal or national regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 1.16(b)) upon delivery of written notice of such determination to the Borrower, each L/C Issuer, the Swingline Lender and each Lender. “Designated Disbursement Account” means the account of the Borrower maintained with the Administrative Agent or its Affiliate and designated in writing to the Administrative Agent as the Borrower’s Designated Disbursement Account (or such other account as the Borrower and the

-48- Administrative Agent may otherwise agree). “Domestic Rate” means, for any day, a rate per annum equal to the greatest of: (i) the higher of (A) the rate of interest per annum announced or otherwise established by the Person serving as Administrative Agent from time to time as its prime commercial rate, or its equivalent, for U.S. Dollar loans to borrowers located in the United States as in effect on such day, with any change in the Domestic Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be such Person’s best or lowest rate) and (B) 0.00%, (ii) the sum of (A) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Person serving as Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (B) 1/2 of 1%, and (iii) the LIBOR Quoted Rate for such day plus 1.00%. As used herein, the term “LIBOR Quoted Rate” means, for any day, a rate per annum equal to the quotient of (A) the higher of (a) the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month interest period which appears on the LIBOR01 Page of the Reuters Service (or any successor thereto or other service designated by the Administrative Agent) as of 11:00 a.m. (London, England time) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) and (b) 0.00% divided by (B) one (1) minus the Eurocurrency Reserve Percentage (calculated for this purpose as if each Domestic Rate Loan were a Eurocurrency Loan)Federal Funds Rate on such day, plus (B) 1/2 of 1%, and (iii) the Adjusted Term SOFR Rate for a one-month tenor in effect on such day plus 1.00%. “Domestic Rate Loan” means a Loan bearing interest prior to maturity at a rate specified in Section 1.4(a) hereof. “Early Opt-in Election” means, (1) in the case of Loans denominated in U.S. Dollars, the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrower or the Required Lenders to the Administrative Agent to notify) each of

-49- the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. (2) in the case of Loans denominated in any other Agreed Currency, the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding syndicated credit facilities denominated in the applicable Agreed Currency at such time contain (as a result of amendment or as originally executed) a new benchmark interest rate to replace the Relevant Rate, and (b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 6.1 hereof shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person that is a Non-Public Lender (in the case of this clause (d)) approved by (i) the Administrative Agent, (ii) each L/C Issuer, (iii) the Swingline Lender, and (iv) unless an

-50- Event of Default has occurred and is continuing, the Parent (each such approval not to be unreasonably withheld or delayed and if it is delayed for more than ten (10) Business Days it is deemed to be given); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include a natural Person, the Borrower or any Guarantor or any of the Parent’s Affiliates or Subsidiaries. “Environmental and Health Laws” means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, judgments, permits and other governmental rules or restrictions relating to human health, safety (including without limitation occupational safety and health standards), or the environment or to emissions, discharges or releases of pollutants, contaminants, hazardous or toxic substances, wastes or any other controlled or regulated substance into the environment, including without limitation ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous or toxic substances, wastes or any other controlled or regulated substance or the clean-up or other remediation thereof. “ERISA” is defined in Section 5.8 hereof. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” and “€” mean the single currency of the Participating Member States. “Eurocurrency Business Day” means, for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (i) Euros, a TARGET Day, (ii) Australian Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Melbourne, Australia; and (iii) Canadian Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Toronto, Canada; provided, that for purposes of notice requirements in Sections 1.6 and 1.9, in each case, such day is also a Business Day. “Eurocurrency Loan” means a Loan bearingthat bears interest prior to maturity at thea rate specified in Section 1.4(b) hereofbased on the Adjusted Eurocurrency Rate. “Eurocurrency Reserve Percentage” is defined in the definition of “Adjusted LIBOR” in this Section 4.1Rate” means, with respect to any Borrowing for any Interest Period denominated in: (i) Euros, the greater of (a) the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for a period comparable in length to such Interest Period (the “EURIBOR Rate”), at approximately 11:00 a.m. (Brussels time) two Eurocurrency Business Days prior to the commencement of such Interest Period and (b) the Floor; (ii) Australian Dollars, the greater of (a) the rate per annum equal to the Bank Bill

-51- Swap Reference Bid Rate (“BBSY”), as published on the applicable Reuters Page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day and as of the time as is generally treated as the rate fixing day and time by market practice in such interbank market, as determined by the Administrative Agent with a term equivalent to such Interest Period and (b) the Floor; and (iii) Canadian Dollars, the greater of (a) the rate per annum equal to the Canadian Dollar Offered Rate (“CDOR”), as administered by Refinitiv Benchmarks Services (UK) Limited, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period, at approximately 10:00 a.m. (Toronto, Canada time) two (2) Eurocurrency Business Days prior to the commencement of such Interest Period (or such other day and time as is generally treated as the rate fixing day and time by market practice in the applicable interbank market, as determined by the Administrative Agent) and (b) the Floor. “Eurocurrency Rate Borrowing” means, as to any Borrowing, the Eurocurrency Loans comprising such Borrowing. “Eurocurrency Reserve Percentage” means, for any day during any Interest Period, the reserve percentage in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. The Adjusted Eurocurrency Rate for each outstanding Loan shall be adjusted automatically as of the effective date of any change in the Eurocurrency Reserve Percentage. “Event of Default” means any of the events or circumstances specified in Section 8.1 hereof. “Excess Interest” is defined in Section 12.24 hereof. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

-52- “Existing Credit Agreement” is defined in the preliminary statement of this Agreement. “Existing Letters of Credit” is defined in Section 1.3(a) hereof. “Extending Lender” is defined in Section 1.18(b) hereof. “Facility” means any of the Revolving Facility or any Term Loan Facility. “Facility Fee” is defined in Section 2.1 hereof. “FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Federal Funds Rate” means the fluctuating interest rate per annum described in part (A) of clause (ii) of the definition of Domestic Rate, for any day, the greater of (a) the rate calculated by the NYFRB based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the Federal funds effective rate and (b) 0%. “First Extended Termination Date” is defined in Section 1.18 hereof “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the Amendment No. 2 Effective Date, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Relevant Ratea rate of interest equal to 0%. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to an L/C Issuer, such Defaulting Lender’s Revolver Percentage of the outstanding L/C Obligations with respect to Letters of Credit issued by such L/C Issuer other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized by the Borrower or such Defaulting Lender in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolver Percentage of outstanding Swingline Loans made by the Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or repaid in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of

-53- credit in the ordinary course of its business. “GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination. “GHG Protocol” means the World Business Council for Sustainable Development and World Resources Institute’s (WRI) Greenhouse Gas Protocol a Corporate Accounting and Reporting Standard, Revised Edition, as published March 2004 (available as of the Amendment No. 3 Effective Date at https://ghgprotocol.org/sites/default/files/standards/ghg-protocol-revised.pdf), together with such updates thereto that are adopted by the Parent or its Subsidiaries from time to time, or such other protocol for reporting standards applicable to the communication of material environmental, social and governance information to shareholders and other investors, as the Borrower and the Administrative Agent may agree. “Global Office Portfolio” means all of the leased corporate office space occupied by the Parent or any Subsidiary that the Parent identifies internally as under the Parent’s operational control, and each such office, a “Global Office”. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra‑national bodies such as the European Union or the European Central Bank). “Greenhouse Gas Applicable Margin Adjustment Amount” means, with respect to any calendar year, (a) positive 0.01% per annum, if the Greenhouse Gas Metric for such calendar year as set forth in the applicable KPI Metrics Report is more than the Greenhouse Gas Threshold for such calendar year, (b) 0.00% per annum if the Greenhouse Gas Metric for such calendar year as set forth in the applicable KPI Metrics Report is less than or equal to the Greenhouse Gas Threshold for such calendar year but more than the Greenhouse Gas Target for such calendar year, and (c) negative 0.01% per annum, if the Greenhouse Gas Metric for such calendar year as set forth in the applicable KPI Metrics Report is less than or equal to the Greenhouse Gas Target for such calendar year. “Greenhouse Gas Auditor” means [Bureau Veritas UK Limited]Achilles, or any replacement auditor thereof as designated from time to time by the Parent; provided, that any such replacement Greenhouse Gas Auditor (a) shall be (i) a nationally recognized auditing firm, (ii) a nationally recognized assurance provider or (iii) an independent consultant with experience with environmental, social and governance research and assurance services, as designated by the Parent and identified to the Lenders, so long as Lenders constituting the Required Lenders do not object

-54- to such designation pursuant to this clause (a)(iii) within 5 Business Days after notice thereof (setting forth in reasonable detail the basis for such objection), and (b) to the extent relevant to the KPI Metrics, shall apply substantially the same auditing standards and methodology used in the Initial KPI Metrics Report, except for any changes to such standards and/or methodology that (i) are not material, (ii) are consistent with then generally accepted industry standards or (iiiii) if not so consistent, are proposed by the Parent and notified to the Administrative Agent (who shall promptly notify the Lenders), so long as Lenders constituting Required Lenders do not object to such changes within 10 Business Days after notice thereof (setting forth in reasonable detail the basis for such objection).. “Greenhouse Gas Metric” means, with respect to any calendar year, the total amount of Scope 1 and Scope 2 greenhouse gas emissions from all of the Parent’s and its Subsidiaries’ locationsGlobal Office Portfolio for such calendar year, measured in metric tons of carbon dioxide equivalent (tCO2e) of throughput, less any qualified emissions offsets of the Parent and its Subsidiaries during such calendar year, in each case, with respect to the Global Office Portfolio and as reported annually to the Administrative Agent by the Greenhouse Gas Auditor in the KPI Metric Report for such calendar year attached to eachthe relevant Pricing Certificate. The metric tons of CO2e shall Qualified emissions offsets include any offsets used to calculate Scope 1 and Scope 2 emissions for reporting emissions in the applicable annual KPI Metric Report, including any offsets in which the Parent and/or any of its Subsidiaries has an interest as a result of purchasing environmental attributes of projects other than those owned directly by the Parent and/or any of its Subsidiaries. “Greenhouse Gas Target” means, with respect to any calendar year, the Greenhouse Gas Target for such calendar year as set forth in the Sustainability Table. “Greenhouse Gas Threshold” means, with respect to any calendar year, the Greenhouse Gas Threshold for such calendar year as set forth in the Sustainability Table. “GRI Standards for Sustainability Reporting” means the Global Reporting Initiative Sustainability Reporting Standards (2016) (or successor standards) published by the Global Reporting Initiative. “Guarantor” means (i) the Parent, Jones Lang LaSalle Americas, Inc., a Maryland corporation, LaSalle Investment Management, Inc., a Maryland corporation, Jones Lang LaSalle International, Inc., a Delaware corporation, Jones Lang LaSalle Co-Investment, Inc., a Maryland corporation, Jones Lang LaSalle Limited, a company organized under the laws of England and Wales, Jones Lang LaSalle SE, a European stock corporation (Societas Europae, SE) under German law, Jones Lang LaSalle New England, LLC, a Delaware limited liability company, Jones Lang LaSalle Brokerage, Inc., a Texas corporation, or, in each case other than the Parent, its permitted successors and assigns and (ii) any other Subsidiary of the Parent designated by the Borrower as a Guarantor as required by Section 7.21 hereof. “Guaranty” by any Person means (without duplication) all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or

-55- other financial obligation (including, without limitation, limited or full recourse obligations in connection with sales of receivables or any other Property) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any Property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, or (y) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase Securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any obligation shall be deemed to be equal to the maximum aggregate amount of such obligation at the time the amount of the Guaranty is being determined or, if the Guaranty is limited to less than the full amount of such obligation, the maximum aggregate potential liability under the terms of the Guaranty at the time the amount of the Guaranty is being determined. “Hazardous Material” means any substance or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls, dioxins and petroleum or its by-products or derivatives (including crude oil or any fraction thereof) and (b) any other material or substance classified or regulated as “hazardous” or “toxic” pursuant to any Environmental and Health Law. “Hedge Agreement” means any Swap Contract that is entered into by and between the the Parent or any Restricted Subsidiary and any Hedge Bank. “Hedge Bank” means any Person that, (a) at the time it enters into a Swap Contract, is a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent, or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Amendment No. 1 Effective Date, Amendment No. 2 Effective Date and Amendment No. 23 Effective Date), is a party to a Swap Contract, in each case in its capacity as a party to such Swap Contract. “Increase” is defined in Section 1.15 hereof. “Increase Request” means an Increase Request substantially in the form attached hereto as Exhibit F or in such other form acceptable to the Administrative Agent. “Incremental Amendment” is defined in Section 1.15 hereof. “Indebtedness” means for any Person (without duplication), (i) obligations of such Person for borrowed money, (ii) obligations of such Person representing the deferred purchase price of property or services other than accounts payable and other accrued liabilities arising in the ordinary course of business on terms customary in the trade and other than deferred employee, officer or director compensation, (iii) obligations of such Person evidenced by notes, acceptances,

-56- or other instruments of such Person or pursuant to letters of credit issued for such Person’s account, (iv) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (v) Capitalized Lease Obligations of such Person, and (vi) obligations for which such Person is obligated pursuant to a Guaranty. For the sake of clarity, (i) performance guarantees (other than guarantees of the payment of Indebtedness), performance and surety bonds and environmental, “bad boy” and completion guarantees provided by the Borrower, the Parent, or any Subsidiary, (ii) pension liabilities of the Parent or any Subsidiary, (iii) indebtedness consolidated onto the books and records of the Parent for GAAP purposes under Accounting Standards Codification Topic 810 (formerly referred to as EITF 04-05 and FIN 46R) or any successor standard which otherwise would not be consolidated, and (iv) earn-outs or other earned deferred payment obligations incurred in connection with Permitted Acquisitions, if measured in whole or in part by events or performance occurring after the purchase, to the extent either (i) such obligations are contingent and remain contingent under the purchase agreement for such Permitted Acquisition or (ii) such obligations have become fixed and are due and payable no later than sixty (60) days after such obligations have become fixed, in each case, shall not be considered as Indebtedness. “Initial KPI Metrics Report” means the first KPI Metrics Report delivered by the Parent pursuant to Section 7.6(e) following the Amendment No. 2 Effective Date, the methodology of which will be substantially similar to the Global Sustainability Report, dated 20192020, from Jones Lang LaSalle IP, Incthe Parent (other than changes (i) disclosed by the Parent to the Administrative Agent prior to the Amendment No. 3 Effective Date or (ii) of the type contemplated to be permitted by clause (b) of the definition of “Greenhouse Gas Auditor”, mutatis mutandis). “Initial Termination Date” means April 14, 2026. “Interest Expense” means, for any period, the sum of all interest charges of the Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP. “Interest Payment Date” means (a) as to any RFR Loan denominated in any Alternative Currency, the last Business Day of each calendar month and the Termination Date, (b) as to any Domestic Rate Loan, the last Business Day of each calendar quarter and the Termination Date, and (c) as to any RFR Loan denominated in U.S. Dollars or Eurocurrency Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period; provided, that each such three-month interval payment day shall be the immediately succeeding Business Day if such day is not a Business Day, unless such day is not a Business Day but is a day of the relevant month after which no further Business Day occurs in such month, in which case such day shall be the immediately preceding Business Day and the Termination Date. “Interest Period” is defined in Section 1.7 hereof. “ISDA Definitions” means the 2006 ISDA Definitions published by the International

-57- Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “KPI Metrics” means, with respect to any calendar year, each of the Greenhouse Gas Metric and the Sustainability Certificate Percentage for such calendar year. “KPI Metrics Report” means an annual report (it being understood that this annual report may take the form of the Sustainability Report) that sets forth the calculations for each KPI Metric for a specific year, beginning with the publicly available annual report covering fiscalcalendar year 2021. “L/C Documents” means the Letters of Credit, any draft or other document presented in connection with a drawing thereunder, the Applications and this Agreement. “L/C Issuer” means (a) with respect to Letters of Credit issued hereunder on or after the Effective Date, (i) each of Bank of Montreal, Bank of America, N.A., HSBC Bank USA, N.A., JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. and (ii) any other Lender to the extent it has agreed in its sole discretion to act as an “L/C Issuer” hereunder and that has been approved in writing by the Parent and the Administrative Agent (such approval by the Administrative Agent not to be unreasonably delayed or withheld) as an “ L/C Issuer” hereunder, in each case in its capacity as issuer of any Letter of Credit and (b) with respect to the Existing Letters of Credit, Bank of Montreal and BMO Harris Bank N.A. in their respective capacity as issuer thereof. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “L/C Obligations” means the aggregate U.S. Dollar Equivalent of the undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 4.5 hereof. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “L/C Sublimit” means an aggregate amount equal to the lesser of (a) $50,000,000 (or such higher amount not in excess of $150,000,000 in the aggregate as the L/C Issuers and the Administrative Agent may agree in their sole discretion) and (b) the aggregate amount of the L/C Issuers’ Letter of Credit Commitments at such time, as such amount may be reduced pursuant to the terms hereof. The L/C Sublimit is part of, and not in addition to, the Revolving Facility.

-58- “LCA Test Date” is defined in Section 4.4 hereof. “Lenders” means and includes the financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 12.12 hereof and each Lender that becomes a party hereto pursuant to Section 1.15 hereto and, unless the context otherwise requires, the Swingline Lender. “Lending Office” is defined in Section 9.4 hereof. “Letter of Credit” is defined in Section 1.3(a) hereof. “Letter of Credit Commitment” means, as to any L/C Issuer at any time, (a) the amount set forth opposite such L/C Issuer’s name on Schedule 1 under the caption “Letter of Credit Commitment” or (b) for any other L/C Issuer becoming an L/C Issuer after the Closing Date, such amount as separately agreed to in a written agreement between the Parent and such L/C Issuer (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (a) and (b) above, any such amount may be changed after the Closing Date in a written agreement between the Parent and such L/C Issuer (which such agreement shall be promptly delivered to the Administrative Agent upon execution), as such amount may be adjusted from time to time in accordance with this Agreement; provided that the Letter of Credit Commitment with respect to any Person that ceases to be an L/C Issuer for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof). “Level I” exists at any date if, at such date, the Cash Flow Leverage Ratio is less than 1.00 to 1.00. “Level II” exists at any date if, at such date, Level I does not exist and the Cash Flow Leverage Ratio is less than 1.50 to 1.00. “Level III” exists at any date if, at such date, neither Level I nor Level II exists and the Cash Flow Leverage Ratio is less than 2.50 to 1.00. “Level IV” exists at any date if, at such date, neither Level I, Level II nor Level III exists and the Cash Flow Leverage Ratio is less than 3.50 to 1.00. “Level V” exists at any date if, at such date, none of Level I, Level II, Level III or Level IV exists. “LIBOR” is defined in the definition of “Adjusted LIBOR” in this Section 4.1. “LIBO Rate” is defined in Section 4.6. “Lien” means any interest in Property securing an obligation owed to a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, including, but not limited to, the security interest lien arising from a mortgage, encumbrance,

-59- pledge, conditional sale, security agreement or trust receipt, or a lease, consignment or bailment for security purposes. The term “Lien” shall also include survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties. For the purposes of this definition, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention of title shall constitute a “Lien.” “Limited Condition Acquisition” means a Permitted Acquisition by the Parent or one or more of its Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing and which is designated as a Limited Condition Acquisition by the Parent in writing to the Administrative Agent on or prior to the date the definitive agreements for such acquisition are entered into. “Loan” means any Revolving Loan, Term Loan or Swingline Loan, whether outstanding as a Domestic Rate Loan or, Eurocurrency Loan or RFR Loan, each of which is a “type” of Loan hereunder. “Material Acquisition” means any Acquisition that involves aggregate consideration (including cash, equity, purchase price adjustments (but excluding earn-out or similar payments), Indebtedness or liabilities incurred or assumed, and all transaction costs) in excess of $250,000,000; provided that immediately after giving effect to such Material Acquisition no Default of Event of Default shall have occurred and be continuing and provided further that, with respect to a Limited Condition Acquisition, such requirement shall be subject to the provisions of Section 4.4 hereof. “Material Adverse Effect” means a material and adverse effect on (i) the business, operations, Property or financial or other condition of the Parent and its Subsidiaries, taken as a whole, (ii) the ability of the Parent or Borrower to perform any of its payment obligations under this Agreement, or (iii) the rights, remedies and benefits available to, or conferred upon, the Administrative Agent or any Lender under any Credit Document. “Material Credit Facility” shall mean any agreement (other than this Agreement) creating or evidencing indebtedness for borrowed money by Parent or any Restricted Subsidiary, or in respect of which the Parent or any Restricted Subsidiary is an obligor or otherwise provides a guarantee or other credit support, in a principal amount outstanding or available for borrowing equal to or greater than $200,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such agreement based on the exchange rate of such other currency). “Material Subsidiary” means any Subsidiary that as of the date of determination has (a) revenues in excess of 5% of the consolidated revenue of the Parent and its Restricted Subsidiaries for the period of the four fiscal quarters most recently ended for which the Parent has delivered financial statements pursuant to Section 7.6(a)(i) or (ii) hereof, or (b) property with an aggregate fair market value in excess of 5% of the book value of the total consolidated assets of the Parent

-60- and its Restricted Subsidiaries at the end of such period. “Maximum Rate” is defined in Section 12.24 hereof. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of each L/C Issuer with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and each L/C Issuer in their sole discretion. “Mortgage Unrestricted Subsidiary” means Jones Lang LaSalle Multifamily LLC, its successors and its subsidiaries and any entity (and its subsidiaries) purchased, acquired or formed by the Parent or a Subsidiary that engages in the loan origination or servicing business or becomes an originator of mortgage loans under the Federal National Mortgage Association, Federal Housing Administration or other quasi-governmental agency program, in each case so long as the obligations of such Person are non-recourse to the Parent or any Restricted Subsidiary. “Net Cash Flow Leverage Ratio” means as of the last day of any calendar quarter for which financial statements have been delivered pursuant to Section 7.6 hereof the ratio of the Total Funded Debt as of such day minus Qualified Cash to Adjusted EBITDA for the four calendar quarters then ended on such day. “Net Cash Flow Leverage Ratio Increase” is defined in Section 7.15 hereof. “New Term Loan” is defined in Section 1.15 hereof. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 12.13 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” is defined in Section 1.18 hereof. “Non-Public Lender” means (i) until the publication of an interpretation of “public” as referred to in the CRR by the competent authority/ies: an entity which (x) assumes rights and/or obligations vis-à-vis the Borrower, the value of which is at least EUR 100,000 (or its equivalent in any other currency), (y) provides repayable funds for an initial amount of at least EUR 100,000 (or its equivalent in any other currency) or (z) otherwise qualifies as not forming part of the public; and (ii) as soon as the interpretation of the term "public" as referred to in the CRR has been published by the relevant authority/ies: an entity which is not considered to form part of the public on the basis of such interpretation. “Note” means any promissory note issued at the request of a Lender pursuant to Section 1.11 hereof in the form of Exhibit C-1 evidencing such Lender’s Revolving Loans, Exhibit C-2

-61- evidencing the Swingline Lender’s Swingline Loans or Exhibit C-3 evidencing such Lender’s Term Loans. “Note Agreement” shall mean the Note and Guaranty Agreement dated as of June 27, 2017 among the Borrower, as Issuer, the Parent, as Parent Guarantor, and the Note Purchasers party thereto, as the same may be amended, modified, restated or supplemented from time to time. “Notice Date” is defined in Section 1.18 hereof. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Obligations” means all fees payable hereunder, all obligations of the Borrower to pay principal or interest on Loans, Swingline Loans and L/C Obligations, all Bank Product Obligations, all Swap Obligations, and all other payment obligations of the Borrower or any Guarantor arising under or in relation to any Credit Document, any Bank Product Agreement or any Hedge Agreement, provided that the Obligations of a Guarantor shall not include its Excluded Swap Obligations. “OFAC” means the United States Department of Treasury Office of Foreign Assets Control. “OFAC Event” is defined in Section 7.22(c) hereof. “OFAC SDN List” means the list of the Specially Designated Nationals and Blocked Persons maintained by OFAC. “Original Dollar Amount” means the amount of any Obligation denominated in U.S. Dollars and, in relation to any Loan denominated in an Alternative Currency, the U.S. Dollar Equivalent of such Loan on the day it is advanced or continued for an Interest Period. “Parent” means Jones Lang LaSalle Incorporated, a Maryland corporation. “Participant Register” is defined in Section 12.11 hereof. “Participating Lender” is defined in Section 1.3(d) hereof. “Participating Interest” is defined in Section 1.3(d) hereof. “Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PBGC” is defined in Section 5.8 hereof.

-62- “Percentage” means for any Lender its Revolver Percentage and each Term Loan Percentage, as applicable; and where the term “Percentage” is applied on an aggregate basis, such aggregate percentage shall be calculated by aggregating the separate components of the Revolver Percentage and each Term Loan Percentage, and expressing such components on a single percentage basis. “Permitted Acquisition” means any Acquisition in a line of business related to that of the Parent and its Subsidiaries with respect to which all of the following conditions shall have been satisfied: (a) the Board of Directors or other governing body or the holders of 100%, or such other percentage as may be required by the applicable governing documents, of the equity interests of the Person whose Property, or Voting Stock or other interests in which, are being so acquired has approved the terms of such Acquisition; and (b) after giving effect to such Acquisition and any Credit Event in connection therewith, no Default or Event of Default shall exist, including with respect to the financial covenants contained in Sections 7.15 and 7.16 hereof on a pro forma basis and, in the case of a Material Acquisition, the Parent shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent (which evidence shall be substantially in the form of a Compliance Certificate or such other form reasonably satisfactory to the Administrative Agent) certifying to the foregoing; provided that with respect to a Limited Condition Acquisition, such requirements shall be subject to the provisions of Section 4.4 hereof. “Permitted Adjustments” means, for any period, and without duplication, (a) deferred commissions earned and received in cash by any Person acquired pursuant to an Acquisition (net of commissions payable) for transactional activity, to the extent such activity was completed prior to the acquisition of such Person by the Parent or a Restricted Subsidiary and not previously recognized as revenue by the Parent or its Restricted Subsidiaries, not to exceed $50,000,000 for any four consecutive fiscal quarter period or $100,000,000 in the aggregate for all periods from and after April 1, 2021; (b) impairment and other non-cash charges related to direct or indirect investments in real estate or real estate related assets, including notes and other securities, of the Parent and its Restricted Subsidiaries; (c) non-cash charges arising from the impairment of goodwill or other intangible assets; (d) the subtraction of non-cash gains or the addition of non-cash losses relating to (a) changes in the mark-to-market value of real estate and real estate related asset investments described above and earn-outs and (b) mortgage servicing rights; (e) the aggregate amount of write-downs of tax indemnification assets to the

-63- extent a tax reserve related to such tax indemnification is released; (f) non-cash charges determined in accordance with GAAP under ASU 2016-13, “Financial Instruments – Credit Losses” and recorded on the balance sheet as a general (not asset specific) reserve; (g) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of Financial Accounting Standards Board’s Accounting Standards Codification No. 715, any non-cash deemed finance charges in respect of any pension liabilities, curtailment or modification of pension and post-retirement employee benefit plans (including settlement of pension liabilities); (h) non-cash gains or losses due solely to fluctuations in currency values and the related tax effects; and (i) restricted Permitted Adjustments as follows: (i) cash and non-cash restructuring charges, reserves or expenses incurred by the Parent or any Restricted Subsidiaries during such period that are directly attributable to identified restructuring initiatives, cost savings or technology initiatives and other investments; (ii) acquisition, integration and transition charges (including costs for client or investor consents treated as an expense or reduction of revenue rather than purchase price) directly related to (x) the acquisition of HFF, Inc. and (y) any other Permitted Acquisition pursued or closed on or after April 1, 2020; (iii) any non-recurring fees, expenses or charges or losses related to any issuance of equity interests, acquisition, disposition, recapitalization or the incurrence or repayment of Indebtedness (whether or not successful), and any amendment or modification to the terms of any such transaction, including (i) such fees, expenses or charges related to Amendment No. 23 and (ii) any amendment or other modification of other Indebtedness and any other non-recurring fees, expenses, charges and losses paid in connection with debt or equity financing activities; (iv) the amount of “run rate” net cost savings, synergies and operating expense reductions projected by the Parent in good faith to result from actions taken, committed to be taken or with respect to which substantial steps have been taken or are expected in good faith to be taken no later than twelve (12) months after the end of such period (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the period for which Adjusted EBITDA is being determined and if such cost savings, operating expense reductions and synergies were realized during the

-64- entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided, that such cost savings, operating expense reductions and synergies are reasonably identifiable and factually supportable (it is understood and agreed that “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken within 12 months of the end of such period); and (v) any fee, loss, charge, expense, cost, accrual or reserve of any kind incurred as a result of, in connection with or pursuant to any management equity plan, profits interest or stock option plan, phantom equity plan or any other management or employee stock benefit plan or agreement, any stock subscription agreement, and any fee, loss, charge, expense, cost, accrual or reserve of any kind incurred in connection with the rollover, acceleration or payout of equity interests held by directors, officers, managers and/or employees (or any immediate family member thereof) of such Person or any of its Subsidiaries); provided, that as of the end of any period of four fiscal quarters for which financial statements have been delivered, the aggregate amount of any cash restricted Permitted Adjustments under this clause (i) for such period shall not exceed an amount equal to the greater of (x) $175,000,000 and (y) 20.0% of Adjusted EBITDA, measured as of the end of each such period (determined prior to giving effect to such add-backs) “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or any agency or political subdivision thereof. “Plan” means at any time an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that is either (i) maintained by a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions. “Platform” is defined in Section 12.8(d) hereof. “Pricing Certificate” means a certificate substantially in the form of Exhibit H executed by a Responsible Officer of the Parent and attaching (a) a true and correct copy of the KPI Metrics Report for the most recently ended calendar year and setting forth the Sustainability Applicable Margin Adjustment for the period covered thereby and computations in reasonable detail in respect thereof and (b) a review report of the Greenhouse Gas Auditor confirming that the Greenhouse Gas Auditor is not aware of any material modifications that should be made to such computations in order for them to be presented in all material respects in conformity with the applicable reporting criteria.

-65- “Pricing Certificate Inaccuracy” has the meaning specified in Section 1.19(d). “Pricing Date” means, for any fiscal quarter of the Parent ended after the date hereof, the latest date by which the Parent is required to deliver a Compliance Certificate for such fiscal quarter pursuant to Section 7.6(b) hereof. Except as provided in the immediately following two sentences, the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Parent has not delivered a Compliance Certificate by the date such Compliance Certificate is required to be delivered under Section 7.6(b) hereof, Level V shall be deemed to exist from such required delivery date until a Compliance Certificate is delivered before the next Pricing Date. If the Parent subsequently delivers such a Compliance Certificate before the next Pricing Date, the Applicable Margin established by such late delivered Compliance Certificate shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by a Compliance Certificate shall be in effect from the Pricing Date that occurs immediately after the end of the Parent’s fiscal quarter covered by such Compliance Certificate until the next Pricing Date. “Priority Debt” means, as of any date, the sum (without duplication) of the outstanding Indebtedness of the Parent and its Restricted Subsidiaries secured by any Liens. “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, whether now owned or hereafter acquired. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” is defined in Section 12.30 hereof. “QFC Credit Support” is defined in Section 12.30 hereof. “Qualified Cash” means as of the last day of any calendar quarter the lesser of (A) an amount calculated in accordance with the definition of “Qualified Cash” as set forth in the Note Agreement (so long as the Note Agreement is in effect) and (B) the sum of: (i) the Unrestricted Cash owned by the Parent or any Restricted Subsidiary and (ii) the proceeds of indebtedness (including the Loans) incurred for the purpose of funding a Permitted Acquisition which are held in a segregated or restricted account solely (i) for the purpose of funding the purchase price of such Permitted Acquisition (together with any related fees or expenses) or (ii) for the benefit of the lenders of such indebtedness. “Quoted Rate” is defined in Section 1.2(c) hereof. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the LIBOR Index Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not the LIBOR Index Rate, the time determined by the Administrative Agent in its reasonable discretion. “Register” is defined in Section 12.12(b) hereof.

-66- “Reimbursement Obligation” is defined in Section 1.3(c) hereof. “Related Indemnitee” is defined in Section 12.15 hereof. “Relevant Governmental Body” means (ia) with respect to Loansa Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, U.S. Dollars, the FRB and/or the NYFRB, or a committee officially endorsed or convened by the FRB and/or the NYFRB, or, in each case, any successor thereto and (iib) with respect to a Benchmark Replacement in respect of LoansObligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any other AgreedAlternative Currency, (a1) the central bank for the currencyCurrency in which such Benchmark Replacement isObligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (1A) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (bB) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (1A) the central bank for the currencyCurrency in which such Benchmark Replacement isObligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (2B) any central bank or other supervisor that is responsible for supervising either (Ai) such Benchmark Replacement or (Bii) the administrator of such Benchmark Replacement, (3C) a group of those central banks or other supervisors or (4D) the Financial Stability Board or any part thereof. “Relevant Rate” means, (1) with respect to Euros, Japanese Yen, Pound Sterling, Swiss Francs, and U.S. Dollars, the LIBOR Index Rate and (2) with respect to Australian Dollars and Canadian Dollars, the applicable Currency Rate. “Removal Effective Date” is defined in Section 10.7(b) hereof. “Required Lenders” means, as of the date of determination thereof, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. To the extent provided in the last paragraph of Section 12.13, the Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Required Revolving Lenders” means, at any time, Lenders having Revolving Credit Exposures representing more than 50% of the total Revolving Credit Exposures of all Lenders. To the extent provided in the last paragraph of Section 12.13 hereof, the Revolving Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Revolving Lenders at any time. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Rescindable Amount” is defined in Section 3.1(b) hereof. “Resignation Effective Date” is defined in Section 10.7(a) hereof.

-67- “Responsible Officer” means the chief executive officer, President, any vice president, chief financial officer, treasurer or assistant treasurer, or other similar officer or any Authorized Representative of the Borrower or any Guarantor. “Restricted Subsidiary” means any Subsidiary of the Parent other than an Unrestricted Subsidiary. “Revaluation Date” means, with respect to any Letter of Credit denominated in an Alternative Currency, (a) the date of issuance thereof, (b) the date of each amendment thereto having the effect of increasing the amount thereof, (c) the last day of each calendar month, and (d) each additional date as the Administrative Agent or the Required Lenders shall specify. “Revolving Facility” means the credit facility for making Revolving Loans and Swingline Loans and issuing Letters of Credit described in Sections 1.1, 1.2 and 1.3 hereof. “Revolver Percentage” means, for each Lender, the percentage of the total Revolving Credit Commitments of all Lenders represented by such Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage of the total Revolving Credit Exposure then outstanding held by such Lender. “Revolving Credit” means the credit facility for making Revolving Loans and Swingline Loans and issuing Letters of Credit described in Sections 1.1, 1.2 and 1.3 hereof. “Revolving Credit Exposure” means, as to any Lender at any time, the sum of the (i) aggregate Original Dollar Amount of its outstanding Revolving Loans, (ii) the aggregate Original Dollar Amount of such Lender’s participation in Swingline Loans, and (iii) the aggregate U.S. Dollar Equivalent of such Lender’s participation in all L/C Obligations at any time outstanding at such time. “Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Swingline Loans and Letters of Credit hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name under the heading “Revolving Credit Commitment” on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. “Revolving Credit Commitments” means the aggregate of each Lender’s Revolving Credit Commitment. “RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) U.S. Dollars, SOFR, (b) Sterling, SONIA, (c) Yen, TONAR, and (d) Swiss Francs, SARON. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means, for any Obligations, interest, fees, commissions or other

-68- amounts denominated in, or calculated with respect to, (a) U.S. Dollars, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities, (b) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, (c) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich, and (d) Yen, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in Japan; provided, that for purposes of notice requirements in Sections 1.6 and 1.9, in each case, such day is also a Business Day. “RFR Loan” means a Loan that bears interest at a rate based on either the Adjusted Term SOFR or Adjusted Daily Simple RFR, other than pursuant to clause (iii) of the definition of “Domestic Rate”. “RFR Rate Day” has the meaning specified in the definition of “Adjusted Daily Simple RFR”. “Sanction Programs” means all laws, regulations, Executive Orders Economic U.S. Financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by (i) the U.S. Government, including OFAC, including without limitation, the Bank Secrecy Act, anti-money laundering laws (including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56 (a/k/a the USA Patriot Act)), and all economic and trade sanction programs administered by OFAC, any and all similar United States federal laws, regulations or Executive Orders, and any similar laws, regulators or orders adopted by any State within the United States, (ii) the United Nations Security Counsel, (iii) the European Union or any of its member states, (iv) Her Majesty’s Treasury, (v) Switzerland, or (vi) any other relevant authority. “Sanctioned Country” means, at any time, a country or territory which is, or whose government is, the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country, territory or government (as of the Amendment No. 3 Effective Date, the Crimea, Donetsk and Luhansk regions of Ukraine, Cuba, Iran, North Korea, and Syria). “Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the United States (including by OFAC, the U.S. Department of State, or the U.S. Department of Commerce), the United Nations Security Council, the European Union or any of its member states, Her Majesty’s Treasury, Switzerland or any other relevant authority, (b) any Person located, organized or resident in, or any government or Governmental Authority of, a Sanctioned Country or (c) any Person 50% or more owned by any Person described in clauses (a) or (b) hereof. “Sanctions” means economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by: (a) the U.S.

-69- government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the U.S. Department of Commerce; (b) the United Nations Security Council; (c) the European Union or any of its member states; (d) Her Majesty’s Treasury; (e) Switzerland; (f) the Australian Department of Foreign Affairs and Trade or (g) any other relevant authority. “SARON” means a rate equal to the Swiss Average Rate Overnight as administered by the SARON Administrator. “SARON Adjustment” means a per annum percentage equal to -0.0571% (negative 5.71 basis points). “SARON Administrator” means SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight). “SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time. “Scope 1” means, for any period, direct greenhouse gas emissions or equivalent CO2 emissions relating to natural gas, transport fuel and refrigerants (or other similar categories) and stationary fuels consumption from the Global Office Portfolio, which shall be determined in accordance with the GHG Protocol, and as disclosed in the Borrower’sapplicable KPI Metrics Report [(Disclosure Number: GRI 305-1 A and GRI 305-1 C). “Scope 2” means, for any period, indirect greenhouse gas emissions or equivalent CO2 emissions relating to purchased and estimated electricity and purchased chilled water refrigerants (or other similar categories)consumption from the Global Office Portfolio, which shall be determined in accordance with the GHG Protocol and assessed on its market-based reporting, as disclosed in the Borrower’sapplicable KPI Metrics Report (Disclosure Number: GRI 305-2 A). “SEC” means the Securities and Exchange Commission. “Second Extended Termination Date” is defined in Section 1.18 hereof. “Security” has the same meaning as in Section 2(l) of the Securities Act of 1933, as amended. “Set-Off” is defined in Section 12.7 hereof. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day publishedas administered by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured

-70- overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (iii) of the definition of “Domestic Rate”. “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Adjustment” means a per annum percentage equal to 0.0326% (3.26 basis points). “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the NYFRBBank of England’s Websitewebsite, currently at http://www.newyorkfed.org, http://www.bankofengland.co.uk, or any successor source for the secured overnight financing rateSterling Overnight Index Average identified as such by the SOFRSONIA Administrator from time to time. “Sterling” or “£” mean the lawful currency of the United Kingdom. “Subsidiary” means a corporation, partnership or other entity that, under GAAP, is included in the consolidated financial statements of the Parent. “Subsidiary Guarantee Agreement” means a letter to the Administrative Agent in the form of Exhibit E hereto executed by a Subsidiary whereby it acknowledges it is party hereto as a Guarantor under Section 11 hereof. “Supported QFC” is defined in Section 12.30 hereof. “Sustainability Applicable Margin Adjustment” means an amount (whether positive, negative or zero) determined in accordance with the KPI Metrics Report then most recently delivered pursuant to Section 7.6(e), and with reference to the Sustainability Table, expressed as a percentage, equal to the sum of (a) the Greenhouse Gas Applicable Margin Adjustment Amount, plus (b) the Sustainability Certificate Percentage Applicable Margin Adjustment Amount; provided that the Sustainability Applicable Margin Adjustment shall in any case be no more than negative or positive 0.02% per annum in the aggregate. “Sustainability Certificate” means a certificate issued by an accredited operator of BREEAM, LEED or other similarly recognized rating system, following a submission of an assessment carried out against the applicable standards by such assessor.

-71- “Sustainability Certificate Eligible Locations” means each location owned or leased by the Parent or any Subsidiary, with respect to any calendar year, each Global Office consisting of greater than 10,000 square feet of rentable area. “Sustainability Certificate Percentage” means, with respect to any calendar year, the percentage obtained by dividing (a) the aggregate number of Sustainability Certificate Eligible Locations that have received a Sustainability Certificate atas of the end of such timecalendar year by (b) the aggregate number of Sustainability Certificate Eligible Locations at such time. “Sustainability Certificate Percentage Applicable Margin Adjustment Amount” means, with respect to any calendar year, (a) positive 0.01% per annum, if the Sustainability Certificate Percentage for such calendar year as set forth in the applicable KPI Metrics Report is less than the Sustainability Certificate Percentage Threshold for such calendar year, (b) 0.00% per annum, if the Sustainability Certificate Percentage for such calendar year as set forth in the applicable KPI Metrics Report is more than or equal to the Sustainability Certificate Percentage Threshold for such calendar year but less than the Sustainability Certificate Percentage Target for such calendar year, and (c) negative 0.01% per annum, if the Sustainability Certificate Percentage for such calendar year as set forth in the applicable KPI Metrics Report is more than or equal to Sustainability Certificate Percentage Target for such calendar year. “Sustainability Certificate Percentage Target” means, with respect to any calendar year, the Sustainability Certificate Percentage Target for such calendar year as set forth in the Sustainability Table. “Sustainability Certificate Percentage Threshold” means, with respect to any calendar year, the Sustainability Certificate Percentage Threshold for such calendar year as set forth in the Sustainability Table. “Sustainability Coordinator” means National Westminster Bank plc in its role as Sustainability Coordinator. “Sustainability Report” means the annual non-financial disclosure form according to the GRI StandardStandards for Sustainability Reporting publicly reported by the Parent and published on an Internet or intranet website to which each Lender and the Administrative Agent have been granted access free of charge. “Sustainability Table” means the Sustainability Table set forth on Schedule 4.1. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such

-72- transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligations” means the liability of the Parent or any Subsidiary (other than a Mortgage Unrestricted Subsidiary) to Hedge Bank, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor); provided, however, that, with respect to any Guarantor, the Swap Obligations Guaranteed by such Guarantor shall exclude all Excluded Swap Obligations. “Swingline” means the credit facility for making one or more Swingline Loans described in Section 1.2 hereof. “Swingline Lender” means Bank of Montreal acting in its capacity as the lender of Swingline Loans hereunder, or any successor Lender acting in such capacity appointed pursuant to Section 12.12 hereof. “Swingline Sublimit” means $200,000,000 as the same may be reduced from time to time pursuant to Section 1.13 hereof. “Swingline Loan” is defined in Section 1.2 hereof. “Swiss Franc” or “CHF” mean the lawful currency of Switzerland. “TARGET Settlement Day2” means any day on which the Trans-European Automated Real-Timetime Gross Settlement Express Transfer (TARGET) System is openpayment system which utilizes a single shared platform and which was launched on November 19, 2007. “TARGET Day” means any day on which TARGET2 is open for the settlement of payments in Euros. “Term Loan Facility” means each credit facility for making Term Loans, if any; and “Term Loan Facilities” means all Term Loan Facilities. “Term Loan Percentage” means, for each Lender, on or prior to the effective date of any Increase, the percentage of the total commitments of all Lenders to make Term Loans represented by such Lender’s commitment to make Term Loans or, thereafter, the percentage of the aggregate principal amount of all Term Loans then outstanding held by such Lender. “Term Loans” means and includes each Term Loan advanced pursuant to Section 1.15 hereof.

-73- “Term SOFR” means, (a) for the applicable Corresponding Tenor as ofany calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable Reference Time, the forward-looking term rate based on SOFR thattenor has not been selected or recommendedpublished by the Relevant Governmental Body. “Term SOFR Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election has previously occurred resulting in a Benchmark Replacement in accordance with Section 9.6 that is not Term SOFRTerm SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Domestic Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Domestic Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Domestic Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Domestic Rate Term SOFR Determination Day. “Term SOFR NoticeAdministrator” means a notificationCME Group Benchmark

-74- Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Eventin its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the Initial Termination Date, the First Extended Termination Date or the Second Extended Termination Date, as the case may be. “TONAR” means a rate equal to the Tokyo Overnight Average Rate as administered by the TONAR Administrator. “TONAR Adjustment” means a per annum percentage equal to -0.02923% (negative 2.923 basis points). “TONAR Administrator” means the Bank of Japan (or any successor administrator of the Tokyo Overnight Average Rate). “TONAR Administrator’s Website” means the Bank of Japan’s website, currently at http://www.boj.or.jp, or any successor source for the Tokyo Overnight Average Rate identified as such by the TONAR Administrator from time to time. “Total Credit Exposure” means, as to any Lender at any time, the unused Revolving Credit Commitments, Revolving Credit Exposure and outstanding Term Loans of such Lender at such time. “Total Funded Debt” means, at any time the same is to be determined, the aggregate of all Indebtedness of the Parent and its Restricted Subsidiaries determined without duplication on a consolidated basis minus (i) the aggregate stated amount of performance letters of credit issued for the account of the Parent or any Restricted Subsidiary other than any such Letter of Credit issued hereunder, (ii) the aggregate principal amount of debt for borrowed money owed by the Parent or any Restricted Subsidiary under overdraft facilities but only to the extent of cash held by the Parent and its Restricted Subsidiaries on a consolidated basis and (iii) to the extent otherwise included in Indebtedness, Bank Product Obligations. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement

-75- excluding the related Benchmark Replacement Adjustment. “Undisclosed Administration” means in relation to a Lender or its direct or indirect parent company or other affiliate that exercises control over it, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such person is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed. “Unfunded Vested Liabilities” means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable accrued benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA. “United States” and “U.S.” mean the United States of America. “Unrestricted Cash” means cash or cash equivalents of the Parent or any Restricted Subsidiary that (a) do not appear (or would not be required to appear) as “restricted” on a consolidated balance sheet of the Parent, (b) are not subject to a Lien (other than Liens of the type described in Section 7.9(f) and (c) in the case of cash and cash equivalents held in an account outside the United States, is not prohibited by applicable law or binding contractual agreement from being repatriated to the Borrower or Parent. “Unrestricted Subsidiary” means (i) each Mortgage Unrestricted Subsidiary and (ii) any Subsidiary of the Parent (other than a Guarantor or the Borrower) which (a) is established for the sole purpose of investing in real estate and real estate related assets including notes and other securities and (b) is designated by the Parent (with prior written notice to the Administrative Agent) to be an Unrestricted Subsidiary; provided that except for the Mortgage Unrestricted Subsidiaries, no Subsidiary may be an Unrestricted Subsidiary for more than 180 days. “Unused Revolving Credit Commitments” means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding Original Dollar Amount of all Revolving Loans, and the U.S. Dollar Equivalent of all L/C Obligations. “U.S. Dollars” and “$” each means the lawful currency of the United States of America. “U.S. Dollar Equivalent” means (a) the amount of any Obligation or Letter of Credit denominated in U.S. Dollars, (b) in relation to any Obligation or Letter of Credit denominated in a currency other than U.S. Dollars, the amount of U.S. Dollars which would be realized by converting such other currency into U.S. Dollars at the exchange rate quoted to the Administrative Agent, at approximately 11:00 a.m. (London time) three Business Days prior (i) to the date on which a computation thereof is required to be made and (ii) in the case of L/C Obligations, on any Revaluation Date, in each case by major banks in the interbank foreign exchange market for the purchase of U.S. Dollars for such other currency.

-76- “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “US Guarantor” means each of (i) the Parent, Jones Lang LaSalle Americas, Inc., a Maryland corporation, LaSalle Investment Management, Inc., a Maryland corporation, Jones Lang LaSalle International, Inc., a Delaware corporation, Jones Lang LaSalle Co-Investment, Inc., a Maryland corporation, Jones Lang LaSalle New England, LLC, a Delaware limited liability company, Jones Lang LaSalle Brokerage, Inc., a Texas corporation, or, in each case other than the Parent, its permitted successors and assigns and (ii) any other Subsidiary of the Parent organized under the laws of the United States or any state thereof designated by the Borrower as a Guarantor as required by Section 7.21 hereof. “Voting Stock” of any Person means capital stock of any class or classes or other equity interests (however designated) having ordinary voting power for the election of directors or similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency. “Welfare Plan” means a “welfare plan”, as defined in Section 3(1) of ERISA. “Wholly-Owned” when used in connection with any Subsidiary of the Parent means a Subsidiary of which all of the issued and outstanding shares of stock or other equity interests (other than directors’ qualifying shares as required by law) shall be owned by the Parent and/or one or more of its Wholly-Owned Subsidiaries. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” or “¥” mean the lawful currency of Japan. Section 4.2. Interpretation. The foregoing definitions shall be equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to times of day in this Agreement shall be references to Chicago, Illinois time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is

-77- required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the specific provisions of this Agreement. Section 4.3. Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 7.6 hereof and such change shall result in a material change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Lenders may by notice to the Lenders and the Borrower, respectively, require that the Lenders and the Borrower negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Parent and its Subsidiaries shall be the same as if such change had not been made. No delay by the Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 4.3, financial covenants shall be computed and determined in accordance with GAAP without giving effect to the relevant change in accounting principles. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any change to, or modification of, GAAP which would require the capitalization of leases (whether or not existing) that would be characterized as “operating leases” under GAAP as in effect as of the Effective Date. Section 4.4. Limited Condition Acquisition. In connection with any action being taken in connection with a Limited Condition Acquisition, for purposes of determining compliance with any provision of this Agreement which requires (i) that no Default, Event of Default or specified Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Parent (an “LCA Election”), be deemed satisfied so long as no Default, Event of Default or specified Event of Default, as applicable, exists on the date the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”) and no Default or Event of Default under Section 8.1(a), (f) or (g) exists or would result therefrom on the date any related New Term Loans are advanced or (ii) the calculation of the Net Cash Flow Leverage Ratio and the Cash Interest Coverage Ratio, in each case, at the option of the Parent, the date of determination of whether any such action is permitted hereunder shall be deemed to be the LCA Test Date and if, after giving pro forma effect to the Limited Condition Acquisition and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCA Test Date for which consolidated financial statements of the Parent are available, the Parent could have taken such action on the relevant LCA Test Date in compliance with such ratio, such ratio shall be deemed to have been complied with. If the Parent makes an LCA Election, then in connection with any calculation of any ratio, test or basket availability with respect to any transaction following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the

-78- date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, for purposes of determining whether such subsequent transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a pro forma basis (i) assuming that such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming that such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated. For the avoidance of doubt, notwithstanding anything in this Section 4.4 to the contrary, the requirements of Section 6.2 are required to be satisfied in connection with any extensions of credit other than the New Term Loans the proceeds of which are or will be used to finance a Limited Condition Acquisition, it being understood that the only conditions to funding such New Term Loans shall be those set forth in the Incremental Amendment executed and delivered in connection with such New Term Loans. Section 4.5. Letter of Credit Amounts. With respect to any Letter of Credit that, by its terms or the terms of any other Credit Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the U.S. Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. Section 4.6. Rates. The interest rate on a Loan denominated in U.S. Dollars or an Alternative Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate (the “LIBO Rate”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of all seven euro LIBO Rate settings, all seven Swiss Franc LIBO Rate settings, the spot next, 1-week, 2-month and 12-month Japanese Yen LIBO Rate settings, the overnight, 1-week, 2-month and 12-month British Pound Sterling LIBO Rate settings, and the 1-week and 2-month U.S. Dollar LIBO Rate settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBO Rate settings will permanently cease; immediately after December 31, 2021, the 1-month, 3-month and 6-month Japanese Yen LIBO Rate settings and the 1-month, 3-month and 6-month British Pound Sterling LIBO Rate settings will cease to be provided or, subject to consultation by the FCA, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored; and immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBO Rate settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of

-79- the LIBO Rate and/or regulators will not take further action that could impact the availability, composition, or characteristics of the LIBO Rate or the currencies and/or tenors for which the LIBO Rate is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the LIBO Rate. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Event or an Early Opt-In Election, Section 9.6 provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Parent, pursuant to Section 9.6, of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the(a) the continuation of, administration of, submission of, calculation of or any other matter related to the LIBODomestic Rate, any Adjusted Term SOFR, any Adjusted Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate, or any other Benchmark, or any component definition thereof or rates referred to in the definition of “Adjusted LIBO” or with respect tothereof, or any alternative or, successor, or replacement rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 9.6, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 9.6), including without limitation, whether the composition or characteristics of any such alternative, successor, or replacement reference rate (including any Benchmark Replacement), will be similar to, or produce the same value or economic equivalence of, the LIBOR Index Rate or have the same volume or liquidity as did the London interbank offered rate, Domestic Rate, Adjusted Term SOFR, any Adjusted Daily Simple RFR, the Eurocurrency Rate, the Adjusted Eurocurrency Rate, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Domestic Rate or a Benchmark, any alternative, successor, or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Domestic Rate, any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the Parent hereby represents and warrants to the Administrative Agent, each Lender and each L/C Issuer as to itself and, where the following representations and warranties apply to Subsidiaries, as to each of its Subsidiaries, as follows: Section 5.1. Corporate Organization and Authority. The Parent is duly organized and existing in good standing under the laws of the State of Maryland; has all necessary corporate power to carry on its present business; and is duly licensed or qualified and in good standing in

-80- each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing, qualification or good standing necessary and in which the failure to be so licensed, qualified or in good standing would reasonably be expected to have a Material Adverse Effect. The Borrower is duly incorporated and existing under the laws of The Netherlands as a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid); has all necessary corporate power to carry on its present business; and is duly licensed or qualified and in good standing to the extent applicable in each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing, qualification or good standing necessary and in which the failure to be so licensed, qualified or in good standing would reasonably be expected to have a Material Adverse Effect. The Borrower and each Guarantor is subject to civil and commercial law with respect to its obligations under the Credit Documents and the making and performance of the Credit Documents by the Borrower and each Guarantor constitute private and commercial acts rather than public or governmental acts. Neither the Borrower nor any Guarantor is entitled to any immunity on the ground of sovereignty or the like from the jurisdiction of any court or from any action, suit, setoff or proceeding, or the service of process in connection therewith, arising under the Credit Documents. Section 5.2. Subsidiaries. Schedule 5.2 hereto identifies as of the date of the Amendment No. 23 Effective Date each Guarantor, the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or equity interests, as the case may be, owned by the Parent and the Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. Except to the extent that would not reasonably be expected to have a Material Adverse Effect, each Subsidiary is duly incorporated or formed and existing in good standing as a corporation, limited partnership, limited liability company or other entity under the laws of the jurisdiction of its incorporation or formation, has all necessary corporate or other power to carry on its present business, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business transacted by it or the nature of the Property owned or leased by it makes such licensing or qualification necessary. Section 5.3. Authority and Validity of Obligations. The Borrower has full power and authority to enter into this Agreement and the other Credit Documents to which it is a party, to make the borrowings herein provided for, to issue its Notes in evidence thereof, to apply for the issuance of the Letters of Credit, and to perform all of its obligations under the Credit Documents to which it is a party. Each Guarantor has full power and authority to enter into this Agreement as a signatory hereto or pursuant to a Subsidiary Guarantee Agreement and to perform all of its obligations hereunder. Each Credit Document to which the Borrower or any Guarantor is a party has been duly authorized, executed and delivered by the Borrower and such Guarantors and constitutes valid and binding obligations of the Borrower and Guarantors in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). No Credit Document to which the Borrower is a party, nor the performance or observance by the Borrower of any of the matters or things therein provided for, contravenes any provision of

-81- law or any provision of the articles of association (“statuten”) of the Borrower or (individually or in the aggregate) any material Contractual Obligation of or binding upon the Borrower or any of its Properties or results in or requires the creation or imposition of any Lien on any of the Properties or revenues of the Borrower. No Credit Document to which a Guarantor is a party, nor the performance or observance by such Guarantor of any of the matters or things therein provided for, contravenes any provision of law or any judgment, order or decree binding upon such Guarantor or any provision of the organizational documents (e.g. charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of such Guarantor or (individually or in the aggregate) any material Contractual Obligation of or binding upon such Guarantor or any of its Properties or results in or requires the creation or imposition of any Lien on any of the Properties or revenues of such Guarantor. This Agreement is, and each Note when duly executed and delivered by the Borrower will be, in proper legal form under the laws of The Netherlands for the enforcement hereof against the Borrower under such law and if this Agreement were to be stated to be governed by such law, it would constitute valid and binding obligations of the Borrower under such law, except as enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). Section 5.4. Financial Statements. All financial statements heretofore delivered to the Lenders showing historical performance for each of the Parent’s fiscal years ending on or before December 31, 20202021, have been prepared in accordance with GAAP applied on a basis consistent, except as otherwise noted therein, with that of the previous fiscal year. Each of such financial statements fairly presents on a consolidated basis in all material respects the financial condition of the Parent and its Subsidiaries as of the dates thereof and the results of operations for the periods covered thereby. Since December 31, 20202021, there has been no change in the business, operations, Property or financial condition of the Parent and its Subsidiaries on a consolidated basis that would reasonably be expected to have a Material Adverse Effect. Section 5.5. No Litigation; Compliance with Laws. (a) Except as disclosed in the Parent’s periodic current reports filed with the SEC prior to the Amendment No. 23 Effective Date, there is no litigation or governmental proceeding pending, or to the knowledge of the Parent or the Borrower threatened, against the Parent or any Subsidiary which would reasonably be expected (individually or in the aggregate) to have a Material Adverse Effect. (b) None of the Parent or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect. Section 5.6. Taxes. The Parent and its Subsidiaries have filed all United States federal income tax returns, and all material state and other tax returns, (including foreign tax returns), required to be filed and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Parent or any Subsidiary, except such taxes, if any, as are being

-82- contested in good faith and for which adequate reserves in accordance with GAAP have been provided or the failure to so file or pay could not reasonably be expected to have an Material Adverse Affect. The charges, accruals and reserves on the books of the Parent and its Subsidiaries for any taxes or other governmental charges are adequate. Neither any transaction contemplated by the LoanCredit Documents, nor any transaction to be carried out in connection with any transaction contemplated thereby, meets any hallmark set out in Annex IV of the Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU. Section 5.7. Approvals. No authorization, consent, license, exemption, filing or registration with any court or governmental department, agency or instrumentality, nor any approval or consent of the stockholders of the Parent or any Subsidiary or from any other Person, is necessary to the valid execution, delivery or performance by the Parent or any Subsidiary of any Credit Document to which it is a party except (a) for such as have been obtained and are in full force and effect or (b) where the failure to obtain such authorization, consent, license, exemption, filing or registration, or approval or consent, in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Section 5.8. ERISA. With respect to each Plan, the Parent and each other member of the Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance with the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto (“ERISA”), and with the Code to the extent applicable to it except for such noncompliances that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect and has not incurred any liability to the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA (“PBGC”) or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except for such liabilities that would not reasonably be expected to have a Material Adverse Effect. Neither the Parent nor any Subsidiary has any material contingent liabilities for any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA. Section 5.9. Government Regulation. Neither the Parent nor any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or to the extent a Subsidiary is an “investment company,” it is properly registered with the SEC. Section 5.10. Margin Stock. Neither the Parent nor any Subsidiary is engaged principally, or as one of its primary activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (“margin stock” to have the same meaning herein as in Regulation U of the Board of Governors of the Federal Reserve System). The Borrower will not use the proceeds of any Loan, Swingline Loan or Letter of Credit in a manner that violates any provision of Regulation U or X of the Board of Governors of the Federal Reserve System. Margin stock (as hereinabove defined) constitutes less than 25% of the assets of the Parent and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder. Section 5.11. Licenses and Authorizations. The Parent and each of its Subsidiaries has all necessary licenses, permits and governmental authorizations to own and operate its Properties and

-83- to carry on its business as currently conducted and contemplated, except to the extent the failure to have such licenses, permits or authorizations would not reasonably be expected to have a Material Adverse Effect. Section 5.12. Ownership of Property. The Parent and each Subsidiary has good record and marketable title in fee simple to, valid leasehold interests in or other valid right to use all real property owned or leased by it, and title to, valid leasehold interests or other valid right to use all its other Property, in each case, except as would not reasonably be expected to have a Material Adverse Effect. Section 5.13. Compliance with Agreements. Neither the Parent nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default would reasonably be expected to have a Material Adverse Effect. Section 5.14. Accuracy of Information. No written or formally presented information, exhibit or report (other than projections, pro forma financial information and other information of a general economic or industry nature) furnished by the Parent or Borrower to any Lender or the Administrative Agent in connection with a Loan, Swingline Loan or Letter of Credit or the negotiation of the Credit Documents contained any material misstatement of fact or omitted to state any fact necessary to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances, the Administrative Agent and the Lenders acknowledging that as to any projections furnished to the Administrative Agent and the Lenders, the Parent only represents that the same were prepared on the basis of information, estimates and assumptions the Parent believed to be reasonable at the time such projections were prepared and that such projections are as to future events and not to be viewed as facts, and that actual results during the period or periods covered by any such projections may differ materially from the projected results. Each Pricing Certificate (if any) delivered pursuant to Section 7.6(e) is true and correct in all material respects; provided that, for the avoidance of doubt, it is understood and agreed that any Pricing Certificate Inaccuracy shall not constitute a Default or Event of Default unless the Borrower fails to make a payment as and when required by the terms of Section 1.19(d) with respect to such Pricing Certificate Inaccuracy following demand for payment by the Administrative Agent made in accordance with the terms of Section 1.19(d). Section 5.15. Sanction Programs. (a) The Parent is in compliance with the requirements of all Sanction Programs applicable to it, (b) each Subsidiary is in compliance with the requirements of all Sanction Programs applicable to such Subsidiary, (c) the Parent has provided to the Administrative Agent, each L/C Issuer, and the Lenders all information regarding the Parent and its Affiliates and Subsidiaries necessary for the Administrative Agent, each L/C Issuer, and the Lenders to comply with all applicable Sanction Programs, and (d) neither the Parent nor any of its Subsidiaries, nor to the knowledge of the Parent, no officer, director, employee, or Affiliate thereof, is, as of the date hereof, a Sanctioned Person or is in violation of AML Laws, Anti-Corruption Laws, or Sanctions. The Parent has implemented and maintains in effect policies and procedures designed to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. As of the Amendment No. 23 Effective Date, the information included in the

-84- Beneficial Ownership Certification is true and correct in all respects. The undertakings contained in this Section 5.15 shall not be made by nor apply to the Borrower to the extent that giving of and complying with such undertakings results in a violation of or conflicts with or exposes the Borrower to any liability under the Council Regulation (EC) 2271/96 or any similar anti-boycott laws or regulations. The undertakings contained in this Section 5.15 shall not be made by nor apply to any Guarantor that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of Sect. 2 paragraph 15 German Foreign Trade Act (Außenwirtschaftsgesetz) in so far as it would result in a violation of or conflict with Sect. 7 German Foreign Trade Regulation (Außenwirtschaftsverordnung), any provision of Council Regulation (EC) 2271/1996 or any other similar applicable anti-boycott statute. Section 5.16. Claims Pari Passu. The claims of the Administrative Agent and the Lenders against the Borrower and each Guarantor hereunder will rank at least pari passu with the claims of all their other respective unsecured unsubordinated creditors. SECTION 6. CONDITIONS PRECEDENT. The obligation of each Lender to advance, continue, or convert any Loan or any Swingline Loan, or of an L/C Issuer to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any Letter of Credit, shall be subject to the following conditions precedent: Section 6.1. Initial Credit Event. Before or concurrently with the first Credit Event: (a) The Administrative Agent shall have received this Agreement duly executed by Borrower, each Guarantor, and each Lender; (b) The Administrative Agent shall have received for each Lender in form and substance satisfactory to the Administrative Agent the favorable written opinion of (i) Mark J. Ohringer, Esquire, Global General Counsel to the Borrower and Guarantors, (ii) Loyens & Loeff, Dutch counsel to the Borrower, (iii) Baker & McKenzie, English counsel to Jones Lang LaSalle Limited, (iv) Hogan Lovells International LLP, German counsel to Jones Lang LaSalle SE, and (v) the opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special Illinois counsel to the Borrower and Guarantors; (c) The Administrative Agent shall have received for each Lender copies of the notarial deed of incorporation (including the articles of association) of the Borrower, certified by a Dutch civil law notary to be true copies and an extract of the commercial register of the chamber of commerce of Amsterdam relating to the Borrower; (d) The Administrative Agent shall have received copies of the Certificate of Incorporation and bylaws (or equivalent) of each Guarantor, certified in each instance by its secretary or an assistant secretary (or its equivalent);

-85- (e) The Administrative Agent shall have received copies, certified by the secretary or assistant secretary (or its equivalent) of the Borrower’s and each Guarantor’s board of directors’ resolutions (or its equivalent) authorizing the execution of the Credit Documents to which it is a party; (f) The Administrative Agent shall have received certificates, executed by the secretary or assistant secretary of each Guarantor, which shall identify by name and title and bear the signature of the partners or officers authorized to sign the Credit Documents to which it is a party; (g) The Administrative Agent shall have received copies of the certificates of good standing (to the extent relevant) for each Guarantor (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization; (h) The Administrative Agent shall have received to the extent requested by any Lender, such Lender’s duly executed Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.11(d) hereof; (i) The Administrative Agent shall have received a list of the Borrower’s Authorized Representatives; (j) All legal matters incident to the execution and delivery of the Credit Documents shall be satisfactory to the Lenders; (k) The Administrative Agent and each Lender shall have received for each fiscal year of the Parent through the fiscal year ending December 31, 2021, a business plan showing in reasonable detail projected operating budgets, consolidated revenues, expenses, and balance sheets on an annual basis, such business plan to be in form and substance satisfactory to the Administrative Agent and each Lender and shall include a summary of all assumptions made in preparing such business plan; and (l) The Administrative Agent and each Lender shall have received, sufficiently in advance of the Effective Date, all documentation and other information required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. Section 6.2. All Credit Events. Subject to Section 4.4 hereof, as of the time of each Credit Event hereunder: (a) In the case of a Borrowing, the Administrative Agent shall have received the notice required by Section 1.6 hereof (or, in the case of Swingline Loans, Section 1.2 hereof), in the case of the issuance of any Letter of Credit the applicable L/C Issuer shall have received a duly completed Application for a Letter of Credit and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor, in a

-86- form acceptable to the applicable L/C Issuer; (b) In the case of a Borrowing (but not a request for a Loan to be continued or converted), each of the representations and warranties set forth in Section 5 hereof shall be and remain true and correct in all material respects as of said time (or, in the case of any such representation or warranty already qualified by materiality, in all respects), except that if any such representation or warranty relates solely to an earlier date it need only remain true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) as of such date, taking into account any amendments to such Section (including, without limitation, any amendments to the Schedules referenced therein) made after the date of this Agreement in accordance with the provision hereof; and (c) No Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event. Subject to Section 4.4 hereof, each request for a Borrowing (but not a request for a Loan to be continued or converted) hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date of such Credit Event as to the facts specified in paragraphs (b) and (c) of this Section 6.2. No waiver of any condition to funding a Credit Event under the Revolving Facility after the Effective Date and no waiver of a Default shall be effective for the purposes of Section 6.2(c) hereof with respect to any such Credit Event, unless such waiver shall have been approved by the Required Revolving Lenders. SECTION 7. COVENANTS. Each of the Borrower and the Parent covenants and agrees that, so long as any Note, Loan, Swingline Loan or L/C Obligation is outstanding hereunder, or any Revolving Credit Commitment is available to or in use by the Borrower hereunder, except to the extent compliance in any case is waived in writing by the Required Lenders: Section 7.1. Corporate Existence; Subsidiaries. The Parent shall, and shall cause each of its Restricted Subsidiaries to, preserve and maintain its existence, subject to the provisions of Section 7.12 hereof; provided that the Parent shall not be required to preserve the existence of any Restricted Subsidiary (other than the Borrower) if the maintenance or preservation thereof, as determined by the Parent, is no longer desirable in the conduct of the business of the Parent and its Subsidiaries, taken as a whole. Section 7.2. Maintenance. The Parent will maintain, preserve and keep its Property necessary to the proper conduct of its business in reasonably good repair, working order and condition and will from time to time make all reasonably necessary repairs, renewals, replacements, additions and betterments thereto so that at all times such plants, properties and equipment shall be reasonably preserved and maintained, except to the extent that any failure to do

-87- so would not reasonably be expected to have a Material Adverse Effect, and the Parent will cause each of its Subsidiaries to do so in respect of Property owned or used by it; provided, however, that nothing in this Section 7.2 shall prevent the Parent or a Subsidiary from discontinuing the operation or maintenance of any such Properties if such discontinuance would not reasonably be expected to have a Material Adverse Effect. Section 7.3. Taxes. The Parent will duly pay and discharge, and will cause each of its Subsidiaries duly to pay and discharge, all federal, material state and other material taxes, (including foreign tax returns), assessments, and governmental charges or levies upon or against it or against its Properties, in each case before the same becomes delinquent and before penalties accrue thereon, unless and to the extent that the same is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor on the books of the Parent or to the extent that the failure to so pay or discharge such obligations would not reasonably be expected to have a Material Adverse Effect. Section 7.4. ERISA. The Parent will, and will cause each of its Subsidiaries and each member of the Controlled Group to, promptly pay and discharge all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed would reasonably be expected to result in a Material Adverse Effect. The Parent will, and will cause each of its Subsidiaries to promptly notify the Administrative Agent of: (i) the occurrence of any reportable event (as defined in ERISA) affecting a Plan, other than any such event of which the PBGC has waived notice by regulation, (ii) receipt of any notice from PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (iii) its intention to terminate or withdraw from any Plan, and (iv) the occurrence of any event affecting any Plan which could result in the incurrence by the Parent, any of its Subsidiaries or any member of its Controlled Group of any liability, fine or penalty, or any increase in the contingent liability of the Parent or any of its Subsidiaries or any member of its Controlled Group under any post-retirement Welfare Plan benefit, in each where such event could reasonably be expected to have a Material Adverse Effect. The Administrative Agent will promptly distribute to each Lender any notice it receives from the Parent pursuant to this Section 7.4. Section 7.5. Insurance. The Parent will maintain, and will cause each of its Subsidiaries to maintain, insurance with good and responsible insurance companies, covering insurable Property owned by it with respect to such risks as is consistent with sound business practice. The Parent will upon request of any Lender furnish to such Lender a summary setting forth the nature and extent of the insurance maintained pursuant to this Section 7.5.

-88- Section 7.6. Financial Reports and Other Information. (a) The Parent will maintain a system of accounting in accordance with GAAP and will furnish to the Administrative Agent on behalf of the Lenders and their respective duly authorized representatives such information respecting the business and financial condition of the Parent and its Subsidiaries as the Administrative Agent or any Lender through the Administrative Agent may reasonably request; and without any request, the Parent will furnish each of the following to the Administrative Agent (which shall promptly furnish such information to the Lenders): (i) unless included in a Form 10-Q delivered pursuant to clause (a)(iii) below, no later than 45 days after the last day of each first three fiscal quarterly periods of each fiscal year of the Parent, a copy of the consolidated balance sheet of the Parent and its Subsidiaries as of the last day of such fiscal quarter and the consolidated statements of income, retained earnings, and cash flows of the Parent and its Subsidiaries for such fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Parent in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Parent acceptable to the Administrative Agent; (ii) unless included in a Form 10-K delivered pursuant to clause (a)(iii) below, no later than 90 days after the last day of each fiscal year of the Parent, a copy of the consolidated balance sheet of the Parent and its Subsidiaries as of the last day of the fiscal year then ended and the consolidated statements of income, retained earnings, and cash flows of the Parent and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures as of the end of and for the previous fiscal year, accompanied by an unqualified opinion of independent public accountants of recognized national standing selected by the Borrower, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Parent and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; and (iii) each financial statement required to be furnished to the Lenders pursuant to subsection (i) or (ii) of this Section 7.6 shall be accompanied by copies of all proxy statements, financial statements and reports the Parent sent to its shareholders, and copies of all other regular, periodic and special reports and all registration statements the Parent filed with the SEC or any successor thereto, or with any national securities exchanges: (A) in the case of the financial statements required to be furnished pursuant to subsection (i) above, during or in respect of the fiscal quarter covered by such financial statements and (B) in the case of the financial statements required to be furnished pursuant to subsection (ii) above, during or in respect of the last fiscal quarter covered by such financial statements.

-89- The financial statements required to be delivered pursuant to this clause (a) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest of the date (i) on which the Parent posts such financial statements, or provides a link thereto, on the Parent’s website on the Internet at the website address listed in Section 12.8, (ii) on which such documents are posted to the SEC’s website (including as part of any 10-K or 10-Q filing) or (iii) on which such financial statements are posted on the Parent’s behalf on any Platform; provided that the Parent or the Borrower shall have notified the Administrative Agent of the posting of such financial statements. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Parent with any such request for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery to it or maintaining its copies of such documents. (b) On or before the date that each financial statement is required to be furnished to the Lenders pursuant to subsection (i) or (ii) of Section 7.6(a) hereof, the Parent will deliver a Compliance Certificate signed by the Parent’s chief financial officer, treasurer or controller showing the Cash Flow Leverage Ratio, the Net Cash Flow Leverage Ratio and the Parent’s compliance with the covenants set forth in Sections 7.15 and 7.16 hereof. (c) The Parent will promptly (and in any event within three Business Days after any of the President, chief executive officer, chief financial officer, chief operating officer, treasurer, assistant treasurer, or controller of the Parent has knowledge thereof) give notice to the Administrative Agent: (i) of the occurrence of any Change of Control, Default or Event of Default; (ii) of any default or event of default under any Contractual Obligation of the Parent or any of its Subsidiaries, except for a default or event of default which is not reasonably expected to have a Material Adverse Effect; (iii) of the occurrence of an event or condition which would reasonably be expected to result in a Material Adverse Effect; and (iv) of any litigation or governmental proceeding of the type described in Section 5.5 hereof. (d) The Parent will promptly after the effectiveness thereof, furnish to the Administrative Agent true and complete copies of each amendment, waiver or supplement to the Note Agreement. (e) No later than August 15th of each calendar year (commencing in calendar year 2022), the Parent will deliver a Pricing Certificate for the most recently-ended calendar year; provided, that, for any fiscalcalendar year the Parent may elect not to deliver a Pricing Certificate, and such election shall not constitute a Default or Event of Default (but such failure to so deliver a Pricing Certificate by such date shall result in the Sustainability Applicable Margin Adjustment being applied as set forth in Section 1.19(c)).

-90- Section 7.7. Lender Inspection Rights. Upon reasonable notice from the Administrative Agent, the Parent will permit the Administrative Agent and each Lender (and such Persons as the Administrative Agent or such Lender may designate) during normal business hours and under the Parent’s guidance, to visit and inspect any of the Property of the Parent or any of its Subsidiaries, to examine all of their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and, after the occurrence and during the continuance of an Event of Default, and so long as Parent is afforded the opportunity to be present, independent public accountants; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 7.7; provided further that unless an Event of Default shall have occurred and be continuing, such visits and inspections shall be limited to once per fiscal year; and provided finally, that none of the Parent, the Borrower nor any Subsidiary will be required to disclose, permit the inspection, examination or making copies or extracts from, or discussion or, any books, documents, information or other matter (a) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or designees) is prohibited by law or any bona fide binding agreement, (b) is subject to attorney-client or similar privilege or constitutes attorney work product or (c) constituting trade secrets. Section 7.8. Conduct of Business. Neither the Parent nor any Subsidiary will engage in any line of business if, as a result, the general nature of the business of the Parent and its Subsidiaries taken as a whole would be substantially changed from that conducted on the date hereof, other than through entry into businesses reasonably related, similar, ancillary, supportive, synergetic, complementary, or incidental thereto or reasonable extensions thereof (and non-core incidental businesses acquired in connection with any acquisition or investment or other immaterial businesses). Section 7.9. Liens. The Parent will not, and will not permit any of its Restricted Subsidiaries to, create, incur, permit to exist or to be incurred any Lien of any kind on any Property owned by the Parent or any Restricted Subsidiary; provided, however, that this Section 7.9 shall not apply to nor operate to prevent: (a) Liens arising by operation of law in connection with worker’s compensation, unemployment insurance, social security obligations, taxes, assessments, statutory obligations or other similar charges, good faith deposits, pledges or Liens in connection with bids, tenders, contracts or leases to which the Parent or any Subsidiary is a party (other than contracts for borrowed money), or other deposits required to be made in the ordinary course of business; provided that in each case the obligation secured is not overdue by more than 30 days or, if overdue by more than 30 days, is being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Parent; (b) mechanics’, workmen’s, materialmen’s, landlords’, carriers’ or other similar Liens arising in the ordinary course of business (or deposits to obtain the release of such Liens) securing obligations not overdue by more than 30 days or, if overdue by more than 30 days, being contested in good faith by appropriate proceedings and for which

-91- reserves in conformity with GAAP have been provided on the books of the Parent; (c) Liens for taxes or assessments or other government charges or levies on the Parent or any Subsidiary of the Parent or their respective Properties, not yet due or delinquent, or which can thereafter be paid without material penalty, or which are being contested in good faith by appropriate proceedings and for which reserves in conformity with GAAP have been provided on the books of the Parent; (d) Liens arising out of judgments or awards against the Parent or any Subsidiary of the Parent not constituting an Event of Default under Section 8.1(h), or in connection with surety or appeal bonds in connection with bonding such judgments or awards; (e) Survey exceptions or encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties which are necessary for the conduct of the activities of the Parent and any Subsidiary of the Parent or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Parent or any Subsidiary of the Parent; (f) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions, including Liens granted by the Parent or a Restricted Subsidiary that are contractual rights of set-off or netting arrangements relating to pooled deposit or sweep accounts of the Parent or such Subsidiary to permit satisfaction of overdraft or similar obligations (including with respect to netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements) incurred in the ordinary course of business, and Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; and (g) Liens not otherwise permitted under this Section 7.9 on Property (other than (i) shares of stock in any Wholly-Owned Subsidiary and (ii) receivables, inventory and similar working capital assets); provided that, at the time of the incurrence thereof, the obligations secured thereby shall not exceed the greater of: (i) $300,000,000 and (ii) 5.0% of the total assets of the Parent and its Restricted Subsidiaries determined on a consolidated basis as of the last day of the immediately preceding fiscal year. Section 7.10. Use of Proceeds; Regulation U. The proceeds of each Borrowing, and the credit provided by Letters of Credit, will be used by the Borrower, the Parent and the Parent’s Subsidiaries for working capital, and other general corporate purposes including acquisitions of businesses permitted by Section 7.14 hereof and the payment of dividends and distributions. The Borrower will not use any part of the proceeds of any of the Borrowings or of the Letters of Credit directly or indirectly to purchase or carry any margin stock (as defined in Section 5.10 hereof) or to extend credit to others for the purpose of purchasing or carrying any such margin stock, in each case in a manner that violates any provision of Regulation U or X of the Board of Governors of the Federal Reserve System. The Borrower will not, directly or, to the Borrower’s knowledge,

-92- indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, other Affiliate, joint venture partner or other Person, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or involving any goods originating in or with a Sanctioned Person or Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions by any Person (including any Person participating in the transactions contemplated hereunder, whether as underwriter, advisor, lender, investor or otherwise). Section 7.11. [Reserved]. Section 7.12. Mergers, Consolidations and Sales of Assets. The Parent will not, and will not permit any of its Restricted Subsidiaries to, (i) consolidate with or be a party to a merger with any other Person or (ii) sell, lease or otherwise dispose of all or substantially all of the consolidated assets of the Parent and its Restricted Subsidiaries; provided, however, that: (1) any Restricted Subsidiary of the Parent may merge or consolidate with or into or sell, lease or otherwise convey its assets to the Parent or any Restricted Subsidiary of which the Parent directly or indirectly holds at least the same percentage equity ownership or is entitled through ownership of interests, contractually or otherwise, to at least the same economic interest; provided that in any such merger or consolidation involving the Borrower, the Borrower or the Parent shall be the surviving or continuing corporation; (2) The Parent and its Subsidiaries may dissolve or liquidate any Restricted Subsidiary of the Parent (other than the Borrower) or of such Subsidiary so long as all the assets of such dissolved or liquidated Restricted Subsidiary (i) were direct or indirect co-investments in real estate or real estate related assets, all of which have been sold or (ii) are concurrently transferred to the Parent or any Restricted Subsidiary of which the Parent directly or indirectly holds at least the same percentage equity ownership or is entitled through ownership of interests, contractually or otherwise, to at least the same economic interest; provided that if any Guarantor (other than the Parent) is dissolved or liquidated all of such Guarantor’s assets shall be concurrently transferred to the Borrower or another Guarantor; and (3) The Parent or any Restricted Subsidiary of the Parent may consolidate or merge with any other Person if the Parent or such Restricted Subsidiary or, in the case of such a transaction involving the Borrower, the Parent or the Borrower, is the surviving or continuing corporation or, in the case of a Restricted Subsidiary, such Person becomes a Restricted Subsidiary, and at the time of such consolidation or merger, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. Section 7.13. Use of Property and Facilities; Environmental and Health and Safety Laws. The Parent will, and will cause each of its Subsidiaries to, comply in all material respects with the

-93- requirements of all Environmental and Health Laws applicable to or pertaining to the Properties or business operations of the Parent or any Subsidiary of the Parent to the extent noncompliance would reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, the Parent will not, and will not permit any Person to, except in accordance with applicable law, dispose of any Hazardous Material into, onto or upon any real property owned or operated by the Parent or any of its Subsidiaries if such disposal would reasonably be expected to have a Material Adverse Effect. Section 7.14. Acquisitions. The Parent will not, nor will it permit any Subsidiary to, directly or indirectly, make, any Acquisition; provided, however, that the foregoing provisions shall not apply to nor operate to prevent Permitted Acquisitions. Notwithstanding anything to the contrary herein, this Section 7.14 shall be deemed (a) automatically amended to the extent that Section 10.7 (or any other corresponding provision) in the Note Agreement is amended (including any amendments to any corresponding defined terms therein) to be less restrictive on the Parent or any Subsidiary or (b) automatically deleted at such time as Section 10.7 (or any other corresponding provision) in the Note Agreement is deleted; provided that, such amendment or deletion, as applicable, shall not become effective hereunder until each Lender shall have received notice in writing from the Parent certifying (i) as to the amendment or deletion, as applicable, of such Section 10.7 (or any other corresponding provision) in the Note Agreement together with a true and complete copy of the relevant documentation evidencing such amendment or deletion, as applicable, to the Note Agreement and (ii) that no Default or Event of Default shall have then occurred and be continuing; provided further that, if Section 10.7 (or any other corresponding provision) in the Note Agreement is amended (including any amendments to any corresponding defined terms therein) in order to make such covenant more restrictive on the Parent or any Subsidiary, then the covenant contained in this Section 7.14 shall be deemed automatically so amended in this Agreement at the same time as the amendment to Section 10.7 (or any other corresponding provision) in the Note Agreement becomes effective. Section 7.15. Net Cash Flow Leverage Ratio. The Parent will as of the last day of each calendar quarter for which financial statements have been delivered pursuant to Section 7.6 hereof, maintain a Net Cash Flow Leverage Ratio of not more than 3.50 to 1.00; provided that, the Borrower may, by written notice to the Administrative Agent, increase the maximum Net Cash Flow Leverage Ratio to 4.00 to 1.00 (each such election, a “Net Cash Flow Leverage Ratio Increase”) for the four consecutive calendar quarter ending dates (or such shorter time, as may be elected by the Borrower) immediately following the consummation of a Material Acquisition by the Borrower or a Restricted Subsidiary; provided further that, while in a Net Cash Flow Leverage Ratio Increase period, the Borrower shall be permitted to extend the Net Cash Flow Leverage Increase period in connection with any additional Material Acquisition for an additional 4 consecutive calendar quarters from the consummation of the additional Material Acquisition by written notice to the Administrative Agent, provided that at the time of the consummation of the additional Material Acquisition the Borrower’s Net Cash Flow Leverage Ratio before giving effect to such Material Acquisition is less than 3.50 to 1.00. Section 7.16. Cash Interest Coverage Ratio. The Parent will as of the last day of each calendar quarter for which financial statements have been delivered pursuant to Section 7.6 hereof, maintain a Cash Interest Coverage Ratio of not less than 3.00 to 1.00.

-94- Section 7.17. Dividends and Other Shareholder Distributions. The Parent shall only declare or pay dividends or make a distribution (other than dividends and distributions payable solely in its capital stock) of any kind (including by redemption or purchase other than purchases of outstanding capital stock in connection with the Parent’s Stock Compensation Program, Employee Stock Purchase Plan, Stock Award and Incentive Plan and any similar programs or plans) on its outstanding capital stock, if no Default or Event of Default (i) exists prior to or would result after giving effect to such action or (ii) exists or would result from such dividend or distribution on the date of declaration of such dividend or distribution, so long as such dividend or distribution is made within 60 days of such declaration. Section 7.18. Indebtedness. The Parent will not permit the non‑Guarantor Restricted Subsidiaries to have outstanding at any time any Indebtedness other than (a) Indebtedness if, after giving effect thereto, the aggregate principal amount outstanding for all non-Guarantor Restricted Subsidiaries at the time of incurrence in the case of Priority Debt, when added to the then outstanding principal amount of Priority Debt of the Borrower and Guarantors does not exceed the greater of: (i) $300,000,000 and (ii) 10% of the total assets of the Parent and its Restricted Subsidiaries determined on a consolidated basis as of the last day of the immediately preceding fiscal quarter, (b) unsecured Indebtedness that does not exceed, in the aggregate at the time of incurrence, the greater of: (i) $1,000,000,000 and (ii) 20% of the total assets of the Parent and its Restricted Subsidiaries determined on a consolidated basis as of the last day of the immediately preceding fiscal quarter, (c) Indebtedness owed (i) between or among non-Guarantor Subsidiaries or (ii) by non-Guarantor Subsidiaries to Guarantor Subsidiaries, the Borrower or the Parent, (d) Indebtedness set forth on Schedule 7.18 hereof, together with any extensions, renewals or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased and neither the final maturity nor the weighted average life to maturity of such Indebtedness is shortened, (e) Indebtedness incurred with respect to performance bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and (f) Indebtedness of any Person existing at the time such Person is acquired by a non-Guarantor Subsidiary in connection with an acquisition and not incurred in anticipation or contemplation thereof and any extensions, renewals or replacements of such Indebtedness to the extent the principal amount of such Indebtedness is not increased and neither the final maturity nor the weighted average life to maturity of such Indebtedness is shortened, so long as Borrower is in compliance with all applicable covenants, on a pro forma basis, after giving effect thereto. Notwithstanding anything to the contrary herein, the amendments made to this Section 7.18 by the Amendment No. 2 shall not become effective until Section 10.8 (or any other corresponding provision) in the Note Agreement is amended (including any amendments to any corresponding defined terms therein) to match the foregoing amended terms and each Lender shall have received notice in writing from the Parent certifying (i) as to the amendment of such Section 10.8 (or any other corresponding provision) in the Note Agreement together with a true and complete copy of the relevant documentation evidencing such amendment to the Note Agreement and (ii) that no Default or Event of Default shall have then occurred and be continuing. Section 7.19. Transactions with Affiliates. The Parent will not, and will not permit any of its Subsidiaries to, enter into or be a party to any material transaction or arrangement (where “material” means material for the Parent and its Subsidiaries taken as a whole) with any Affiliate

-95- of such Person (other than the Parent or any of its Subsidiaries), including without limitation, the purchase from, sale to or exchange of Property with, any merger or consolidation with or into, or the rendering of any service by or for, any Affiliate, except upon fair and reasonable terms no less favorable to the Parent or such Subsidiary than could be obtained in a comparable arm’s-length transaction with a Person other than an Affiliate, provided, that the foregoing shall not restrict any transaction between (i) the Borrower and any Guarantor and (ii) any Guarantor and any other Guarantor. Section 7.20. Compliance with Laws. Without limiting any of the other covenants of the Parent in this Section 7, the Parent will, and will cause each of its Subsidiaries to, conduct its business, and otherwise be, in compliance with all applicable laws, regulations, ordinances and orders of any governmental or judicial authorities; provided, however, that neither the Parent nor any Subsidiary of the Parent shall be required to comply with any such law, regulation, ordinance or order if (x) it shall be contesting such law, regulation, ordinance or order in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor on the books of the Parent or such Subsidiary, as the case may be, or (y) the failure to comply therewith is not reasonably expected to have, in the aggregate, a Material Adverse Effect. Section 7.21. Additional Guarantors. The Parent will cause any existing and any subsequently acquired or organized Restricted Subsidiary which provides a Guaranty in respect of any Material Credit Facility (other than those Guarantors party to this Agreement as of the Amendment No. 23 Effective Date) to, no later than thirty (30) days thereafter, become a Guarantor hereunder by (a) executing and delivering to the Administrative Agent a Subsidiary Guaranty Agreement and (b) delivering to the Administrative Agent documents of the types referred to in clauses (d) through (g) of Section 6.1 and favorable opinions of counsel to such Person, all in form, content and scope reasonably satisfactory to the Administrative Agent. In addition, the Parent shall cause such Restricted Subsidiary to deliver, upon the reasonable request of any Lender, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case prior to the delivery of the Subsidiary Guaranty Agreement. Section 7.22. Compliance with Sanction Programs. (a) The Parent shall at all times comply with the requirements of all Sanction Programs applicable to the Parent and shall cause each of its Subsidiaries to comply with the requirements of all Sanction Programs applicable to such Subsidiary. The Parent will maintain in effect policies and procedures designed to ensure compliance by the Parent, Borrower, Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. (b) The Borrower and each Guarantor shall provide the Administrative Agent, the L/C Issuers, and the Lenders any information regarding the Borrower and Guarantors, their Affiliates, and their Subsidiaries necessary for the Administrative Agent, the L/C Issuers, and the Lenders to comply with all applicable Sanction Programs and any applicable “know your customer” requirements, the Beneficial Ownership Regulation or other applicable anti-money laundering laws; subject however, in the case of Affiliates, to the Borrower’s or Guarantor’s, as applicable, ability to provide information applicable to them.

-96- (c) If the Borrower or any Guarantor obtains actual knowledge or receives any written notice that the Borrower, any Guarantor, any of their Affiliates or any of their Subsidiaries is named on the then current OFAC SDN List (such occurrence, an “OFAC Event”), the Parent shall promptly (i) give written notice to the Administrative Agent, the L/C Issuers, and the Lenders of such OFAC Event, and (ii) comply with all applicable laws with respect to such OFAC Event (regardless of whether the party included on the OFAC SDN List is located within the jurisdiction of the United States of America), including the Sanction Programs, and the Borrower and each Guarantor hereby authorizes and consents to the Administrative Agent, the L/C Issuers, and the Lenders taking any and all steps the Administrative Agent, the L/C Issuers, or the Lenders deem necessary, in their sole but reasonable discretion, to avoid violation of all applicable laws with respect to any such OFAC Event, including the requirements of the Sanction Programs (including the freezing and/or blocking of assets and reporting such action to OFAC). The undertakings contained in this Section 7.22 shall not be made by nor apply to any Guarantor that qualifies as a resident party domiciled in the Federal Republic of Germany (Inländer) within the meaning of Sect. 2 paragraph 15 German Foreign Trade Act (Außenwirtschaftsgesetz) in so far as it would result in a violation of or conflict with Sect. 7 German Foreign Trade Regulation (Außenwirtschaftsverordnung), any provision of Council Regulation (EC) 2271/1996 or any other similar applicable anti-boycott statute. SECTION 8. EVENTS OF DEFAULT AND REMEDIES. Section 8.1. Events of Default. Any one or more of the following shall constitute an Event of Default: (a) default (x) in the payment when due of the principal amount of any Loan, Swingline Loan or of any Reimbursement Obligation and in the Currency required hereunder or (y) for a period of five (5) Business Days in the payment when due of interest or of any other Obligation and in the Currency required hereunder; (b) default by the Borrower, the Parent or any Subsidiary in the observance or performance of any covenant set forth in Section 7.1, 7.6(c)(i), 7.9 through 7.12, or 7.14 through 7.18 hereof; (c) default by the Borrower, the Parent or any Subsidiary in the observance or performance of any provision hereof or of any other Credit Document not mentioned in (a) or (b) above, which is not remedied within thirty (30) days after the earlier of (i) written notice thereof is given to the Parent by the Administrative Agent (acting at the request of any Lender) or (ii) the date on which such failure shall first become known to any Responsible Officer of the Parent or Borrower; (d) (i) failure to pay when due Indebtedness in an aggregate principal amount of $100,000,000 or more of the Borrower, Parent or any Subsidiary or (ii) default shall occur under one or more indentures, agreements or other instruments under which any Indebtedness of the Borrower, the Parent or any Subsidiary in an aggregate principal amount of $100,000,000 or more is outstanding and such default shall continue for a period

-97- of time sufficient to permit the holder or beneficiary of such Indebtedness or a trustee therefor to cause the acceleration of the maturity of any such Indebtedness or any mandatory unscheduled prepayment, purchase or funding thereof; (e) any representation or warranty made herein or in any other Credit Document by the Borrower, the Parent or any Subsidiary, or in any statement or certificate furnished pursuant hereto or pursuant to any other Credit Document by the Borrower, the Parent or any Subsidiary, or in connection with any Credit Document, shall be untrue in any material respect as of the date of the issuance or making, or deemed making or issuance, thereof; (f) the Borrower, any Guarantor or any Material Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code or the Dutch Bankruptcy Code (Faillissementswet), as amended, or any analogous action is taken under any other applicable law relating to bankruptcy or insolvency, (ii) fail to pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail within the time allowed therefor to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action (such as the passage by the board of directors of a resolution) in furtherance of any matter described in parts (i)-(v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 8.1(g) hereof; (g) a custodian, receiver, trustee, examiner, liquidator, observator, herstructureringsdeskundige or similar official shall be appointed for the Borrower, any Guarantor or any Material Subsidiary or any substantial part of any of their Property, or a proceeding described in Section 8.1(f)(v) hereof shall be instituted against the Borrower, the Parent or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days; (h) the Borrower, the Parent or any Subsidiary shall fail within thirty (30) days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $100,000,000, which is not stayed on appeal or otherwise being appropriately contested in good faith in a manner that stays execution thereon; (i) the Parent or any other member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000 (collectively, a “Material Plan”) shall be filed under Title IV of ERISA by the

-98- Parent or any Subsidiary or any other member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Parent or any other member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; (j) the Borrower, the Parent or any Subsidiary, or any Person acting on behalf of the Borrower, the Parent or a Subsidiary, or any Governmental Authority challenges the validity of any Credit Document or the Borrower’s, the Parent’s or a Subsidiary’s obligations thereunder or any Credit Document ceases to be in full force and effect; or (k) a Change of Control shall have occurred. Section 8.2. Non-Bankruptcy Defaults. When any Event of Default other than those described in subsections (f) or (g) of Section 8.1 hereof has occurred and is continuing, the Administrative Agent shall, by written notice to the Parent: (a) if so directed by the Required Lenders, terminate the remaining Revolving Credit Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Loans, Swingline Loans and all other amounts due under the Credit Documents to be forthwith due and payable and thereupon all outstanding Loans and Swingline Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Credit Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent, subject to Section 8.4 hereof, the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Administrative Agent, for the benefit of the Lenders, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Administrative Agent, after giving notice to the Borrower pursuant to Section 8.1(c) hereof or this Section 8.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice. Section 8.3. Bankruptcy Defaults. When any Event of Default described in subsections (f) or (g) of Section 8.1 hereof has occurred and is continuing, then all outstanding Loans and Swingline Loans shall immediately become due and payable together with all other amounts payable under the Credit Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent, subject to Section 8.4 hereof, the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging that the Lenders would not have an adequate

-99- remedy at law for failure by the Borrower to honor any such demand and that the Lenders, and the Administrative Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit. Section 8.4. Collateral for Undrawn Letters of Credit. (a) If the payment or prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 8.2 or 8.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent as provided in subsection (b) below. (b) All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Account”) as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the Administrative Agent, and to the payment of the unpaid balance of any Loans and all other Obligations. The Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the L/C Issuers and the Lenders. The Borrower hereby grants the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, a Lien on the Account and all credit balances and investments held therein. If and when requested by the Borrower, the Administrative Agent shall invest funds held in the Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Administrative Agent is irrevocably authorized to sell investments held in the Account when and as required to make payments out of the Account for application to amounts due and owing from the Borrower to the Administrative Agent, the L/C Issuers or Lenders; provided, however, that if (i) the Borrower shall have made payment of all Obligations, (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, and (iii) no Letters of Credit, Revolving Credit Commitments, Loans, Swingline Loans or other Obligations remain outstanding hereunder, then the Administrative Agent shall repay to the Borrower any remaining amounts held in the Account. Section 8.5. Application of Payments. Anything contained herein to the contrary notwithstanding (including, without limitation, Section 1.9(b) hereof), all payments and collections received in respect of the Obligations by the Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or termination of the Revolving Credit Commitments as a result of an Event of Default shall be remitted to the Administrative Agent and distributed as follows: (a) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent in protecting, preserving or enforcing rights under the Credit Documents, and in any event including all costs and expenses of a character which the Borrower has agreed to pay the Administrative Agent under Section 8.7 hereof (such funds

-100- to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent); (b) second, to the payment of any outstanding costs and expenses incurred by any Lender that the Borrower has agreed to pay under Section 8.7 hereof; (c) third, to the payment of the Swingline Loans, both for principal and accrued but unpaid interest; (d) fourth, to the payment of any outstanding interest and fees due under the Credit Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; (e) fifth, to the payment of principal on the Loans (other than Swingline Loans), unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 8.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), any Bank Product Obligations, and any Swap Obligations the aggregate amount paid to, or held as collateral security for, the Lenders and L/C Issuer and, in the case of Bank Product Obligations and Swap Obligations, their Affiliates to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; (f) sixth, to the payment of all other unpaid Obligations to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and (g) finally, to the Borrower or whoever else may be lawfully entitled thereto. Section 8.6. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 8.1(c) hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. Section 8.7. Expenses. The Borrower agrees to pay to the Administrative Agent, each L/C Issuer and each Lender, and any other holder of any Obligation outstanding hereunder, all expenses reasonably incurred or paid by the Administrative Agent, such L/C Issuer and such Lender or any such holder, including reasonable attorneys’ fees and court costs, in connection with any Default or Event of Default by the Borrower hereunder or in connection with the enforcement of any of the Credit Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Parent or any of its Subsidiary as a debtor thereunder). SECTION 9. CHANGE IN CIRCUMSTANCES. Section 9.1. Change of Law. (a) Notwithstanding any other provisions of this Agreement

-101- or any other Credit Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain Eurocurrency Loans or RFR Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to the Borrower and such Lender’s obligations to make or maintain Eurocurrency Loans or RFR Loans, as applicable, in the affected Currency or Currencies under this Agreement shall terminate until it is no longer unlawful for such Lender to make or maintain Eurocurrency Loans or RFR Loans, as applicable, in the relevant Currency. The Borrower shall prepay on demand the outstanding principal amount of any such affected Eurocurrency Loans, together with all interest accrued thereon at a rate per annum equal to the interest rate applicable to such Loan; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurocurrency Loans from such Lender by means of Domestic Rate Loans from such Lender, which Domestic Rate Loans shall not be made ratably by the Lenders but only from such affected Lender. (b) If, in any applicable jurisdiction, the Administrative Agent, any L/C Issuer or any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any L/C Issuer or any Lender to (i) perform any of its obligations hereunder or under any other Credit Document, (ii) to fund or maintain its participation in any Loan or (iii) issue, make, maintain, fund or charge interest with respect to any Obligations of the Borrower or any Guarantor who is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Borrower and Parent, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest with respect to any such Obligation shall be suspended, and to the extent required by applicable law, cancelled. Upon receipt of such notice, the Borrower and Guarantors shall, (A) repay that Person's participation in the Loans or other applicable Obligations on the last day of the Interest PeriodPayment Date for each Loan or other Obligation occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by applicable law) and (B) take all reasonable actions requested by such Person to mitigate or avoid such illegality. Section 9.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOREurocurrency Rates and RFRs. (a) Subject to Section 9.6, if on or prior to the first day of any Interest Period for any Borrowing of Eurocurrency Loans or RFR Loans: (i) solely with respect to any Eurocurrency Loan, the Administrative Agent determines that deposits in U.S. Dollars or the applicable Alternative Currency (in the applicable amounts) are not being offered to itbanks in the eurocurrencyapplicable offshore interbank market with respect to such Alternative Currency for such Interest Period, or that by reason of circumstances affecting the interbank eurocurrency market with respect to such Alternative Currency adequate and reasonable means do not exist for ascertaining the applicable LIBOR, orEurocurrency Rate for such Alternative Currency, (ii

-102- (ii) the Administrative Agent determines that the Adjusted Term SOFR or Adjusted Daily Simple RFR, as applicable, for the applicable Currency for such Interest Period cannot be determined pursuant to the definition thereof, or (iii) the Required Lenders reasonably determine and so advise the Administrative Agent that (ix) LIBORAdjusted Term SOFR, any Adjusted Daily Simple RFR, or the Eurocurrency Rate, as applicable, as reasonably determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of fundingmaking or maintaining their RFR Loans or Eurocurrency Loans, as applicable, with respect to the applicable Currency for such Interest Period or (iiy) that the making or fundingmaintaining of RFR Loans or Eurocurrency Loans, as applicable, becomes impracticable (other than due to a Benchmark Transition Event or Early Opt-In Election), then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make RFR Loans or Eurocurrency Loans, as applicable, in the currencyCurrency so affected shall be suspended; provided that such suspension shall have no effect on any RFR Loans or Eurocurrency Loan then outstanding. Section 9.3. Increased Cost and Reduced Return. (a) If any Change in Law: (i) shall subject any Lender (or its Lending Office) or any L/C Issuer to any tax, duty or other charge with respect to its Eurocurrency Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurocurrency Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or any L/C Issuer of the principal of or interest on its Eurocurrency Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement in respect of its Eurocurrency Loans, Letter(s) of Credit, or participations therein, any Reimbursement Obligations owed to it, or its obligation to make Eurocurrency Loans, issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income or profits of such Lender (or its Lending Office) or such L/C Issuer imposed by the jurisdiction in which such Lender (or its Lending Office) or such L/C Issuer is incorporated or in which such Lender’s or L/C Issuer’s principal executive office or (Lending Office) is located); or (ii) shall impose, modify or deem applicable any reserve, special deposit, or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurocurrency Loans any such requirement included in an applicable Eurocurrency Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or any L/C Issuer or shall impose on any Lender (or its Lending Office) or any L/C Issuer or, with respect to any Eurocurrency Loan, on the interbank market any other condition affecting its Eurocurrency Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed

-103- to it, or its obligation to make Eurocurrency Loans, to issue a Letter of Credit, or to participate therein; and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or such L/C Issuer of making or maintaining any Eurocurrency Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or such L/C Issuer under this Agreement or under its Notes with respect thereto, by an amount deemed by such Lender or such L/C Issuer to be material, then, within fifteen (15) days after demand by such Lender or such L/C Issuer (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender or such L/C Issuer such additional amount or amounts as will compensate such Lender or such L/C Issuer for such increased cost or reduction; provided, however, that such Lender or such L/C Issuer shall promptly notify the Borrower of an event which might cause it to seek compensation, and the Borrower shall be obligated to pay only such compensation which is incurred or which arises after the date ninety (90) days prior to the date such notice is given; provided further that, if such event giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, but not more than an additional 180 days and not for any period prior to the Effective Date. In the event any law, rule, regulation or interpretation described above is revoked, declared invalid or inapplicable or is otherwise rescinded, and as a result thereof a Lender or an L/C Issuer is determined to be entitled to a refund from the applicable authority for any amount or amounts which were paid or reimbursed by the Borrower to such Lender or such L/C Issuer hereunder, such Lender or such L/C Issuer shall refund such amount or amounts to the Borrower without interest. (b) If any Lender, any L/C Issuer, or the Administrative Agent shall have determined that any Change in Law affecting such Lender or such L/C Issuer or any lending office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements, has had the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Lender or such L/C Issuer or such corporation could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender or such L/C Issuer or such corporation to be material, then from time to time, within 15 days after demand by such Lender or such L/C Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Lender or such L/C Issuer, as applicable, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such corporation for such reduction; provided, however, that such Lender or such L/C Issuer shall promptly notify the Borrower of an event which might cause it to seek compensation, and the Borrower shall be obligated to pay only such compensation which is incurred or which arises after the date ninety (90) days prior to the date such notice is given; provided further that if such event giving rise to such reduced return is retroactive then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof, but not more than an additional 180 days and not for any period prior to the Effective Date. (c) Each Lender or each L/C Issuer that determines to seek compensation under this Section 9.3 shall notify the Borrower and the Administrative Agent of the circumstances that

-104- entitle the Lender or the L/C Issuer to such compensation pursuant to this Section 9.3 and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender or such L/C Issuer, be otherwise disadvantageous to such Lender or such L/C Issuer. A certificate of any Lender or any L/C Issuer claiming compensation under this Section 9.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender or such L/C Issuer may use any reasonable averaging and attribution methods. Section 9.4. Lending Offices. Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office”) for each type of Loan or Swingline Loans available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent. Section 9.5. Discretion of Lender as to Manner of Funding. Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans or Swingline Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder relating to Eurocurrency Loans shall be made as if each Lender had actually funded and maintained each of its Eurocurrency LoanLoans through the purchase of deposits of U.S. Dollars or the applicable Alternative Currency in the eurocurrency interbank market having a maturity corresponding to such Loan’s Interest Period and bearing an interest rate equal to LIBORthe Adjusted Eurocurrency Rate for such Currency for such Interest Period. Section 9.6. Effect of Benchmark Transition Event. . (a) Notwithstanding anything to the contrary herein or in any other Credit Document, ifupon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document inwith respect of suchto any Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to,, the Administrative Agent and the Borrower may amend this Agreement or any other Credit Document and (y) ifto replace such Benchmark with a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in. Any such amendment with respect of anyto a Benchmark settingTransition Event will become effective at or after 5:00 p.m. (ChicagoNew York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is providedAdministrative Agent has posted such proposed amendment to theall affected Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Documentand the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacementamendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section

-105- 9.6(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Notwithstanding anything to the contrary herein or in any other Credit Document and subject to the proviso below in this paragraph, solely with respect to Loans in U.S. Dollars, if a Term SOFR Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document; provided that, this clause (b) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term SOFR Notice. (cb) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. (dc) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any occurrence of a Benchmark Transition Event, Term SOFR Event or Early Opt-in Election, as applicable, and its related Benchmark Replacement Date,and (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (ivx) the removal or reinstatement of any tenor of a Benchmark pursuant to clauseSection 9.6(ed) below and (vy) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 9.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 9.6. (ed) Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if theany then--current Benchmark is a term rate (including Term SOFREURIBOR, BBSY, or LIBORCDOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be no longer representative, then the Administrative

-106- Agent may modify the definition of “Interest Period” and “Interest Payment Date” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non--representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will no longernot be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” or “Interest Payment Date” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (fe) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period forwith respect to a given Benchmark, (i) U.S. Dollars, the Borrower may revoke any pending request for a borrowingthe affected Borrowing of, conversion to or continuation of U.S. Dollar Eurocurrencythe affected Loans to be made, converted or continued during any such Benchmark Unavailability Period denominated in the applicable Currency and, failing that, (A) in the case of any request for any affected RFR Borrowing in U.S. Dollars, if applicable, the Borrower will be deemed to have converted any such request into a request for a Domestic Rate Borrowing of or conversion to Domestic Rate Loans and (ii) any Agreed Currency other than U.S. Dollars, the obligation of the Lenders to make or maintain Loans in such Agreedin the amount specified therein and (B) in the case of any request for any affected Borrowing in an Alternative Currency, if applicable, then such request shall be suspended (and the Borrower may revoke any request for a Borrowing of, conversion to or continuation of Loans to be made in such Agreed Currency during the Benchmark Unavailability Period). During anyineffective and (ii)(A) any outstanding affected RFR Loans denominated in U.S. Dollars, if applicable, will be deemed to have been converted into Domestic Rate Loans immediately and (B) any outstanding affected Loans denominated in an Alternative Currency, at the Borrower’s election, shall either (I) be converted into Domestic Rate Loans denominated in U.S. Dollars (in an amount equal to the U.S. Dollar Equivalent of such Alternative Currency) immediately or, in the case of Eurocurrency Loans, at the end of the applicable Interest Period or (II) be prepaid in full immediately or, in the case of Eurocurrency Loans, at the end of the applicable Interest Period; provided that, with respect to any RFR Loan, if no election is made by the Borrower by the date that is three (3) Business Days after receipt by the Borrower of such notice, the Borrower shall be deemed to have elected clause (I) above; provided, further that, with respect to any Eurocurrency Loan, if no election is made by the Borrower by the earlier of (x) the date that is three (3) Business Days after receipt by the Borrower of such notice and (y) the last day of the current Interest Period for the applicable Eurocurrency Loan, the Borrower shall be deemed to have elected clause (I) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 1.12. During a Benchmark Unavailability Period for U.S. Dollarswith respect to any Benchmark or at any time that a tenor for theany then-current Benchmark for U.S. Dollars is not an Available Tenor, the component of Domestic Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of Domestic Rate. Furthermore, if any Eurocurrency Loan in any Agreed Currency (other than U.S. Dollars) is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Eurocurrency Loan, then such Loan shall, on the last day of the Interest

-107- Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), at the Borrower’s election prior to such day: (A) be prepaid by the Borrower on such day or (B) be converted by the Administrative Agent to, and shall constitute, a Domestic Rate Loan denominated in U.S. Dollars (in an amount equal to the U.S. Dollar Equivalent of such Agreed Currency) on such day (it being understood and agreed that if the applicable Borrower does not so prepay such Loan on such day by 12:00 noon, local time, the Administrative Agent is authorized to effect such conversion of such Eurocurrency Loan into a Domestic Rate Loan denominated in U.S. Dollars. SECTION 10. THE ADMINISTRATIVE AGENT. Section 10.1. Appointment and Authorization of Administrative Agent. Each Lender hereby appoints Bank of Montreal as the Administrative Agent under the Credit Documents and hereby authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The provisions of this Section 10 are (other than provisions of this Section 10 that expressly require the consent of the Borrower) solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and neither the Borrower nor any Guarantor shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Credit Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 10.2. Administrative Agent and its Affiliates. The Person serving as the Administrative Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, and the Person serving as the Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Administrative Agent under the Credit Documents. The term “Lender” as used herein and in all other Credit Documents, unless the context otherwise clearly requires, includes the Person serving as the Administrative Agent in its individual capacity as a Lender. References in Section 1 hereof to the Administrative Agent’s Loans, or to the amount owing to the Person serving as the Administrative Agent for which an interest rate is being determined, refer to the Person serving as the Administrative Agent in its individual capacity as a Lender. Section 10.3. Action by Administrative Agent. If the Administrative Agent receives from the Parent a written notice of an Event of Default pursuant to Section 7.6(c) hereof or a Net Cash Flow Leverage Ratio Increase election pursuant to Section 7.15 hereof, the Administrative Agent shall promptly give each of the Lenders written notice thereof. The obligations of the Administrative Agent under the Credit Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly

-108- provided in Sections 8.2 and 8.6 hereof. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Credit Document, and the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Credit Document unless it shall be first indemnified to its reasonable satisfaction by the Lenders against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default exists unless notified to the contrary by a Lender, the Parent or the Borrower. In all cases in which this Agreement and the other Credit Documents do not require the Administrative Agent to take certain actions, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action hereunder and thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Credit Documents, in each case, shall be binding upon all the Lenders and the holders of the Obligations. Section 10.4. Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. Section 10.5. Liability of Administrative Agent; Credit Decision. Neither the Administrative Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with the Credit Documents (i) with the consent or at the request of the Required Lenders or all of the Lenders, as applicable, or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any other Credit Document or any Credit Event; (ii) the performance or observance of any of the covenants or agreements of the Borrower or any Guarantor contained herein or in any other Credit Document; (iii) the satisfaction of any condition specified in Section 6 hereof, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectability hereof or of any other Credit Document or of any other documents or writing furnished in connection with any Credit Document; and the Administrative Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Credit Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the L/C Issuers, the Borrower, or any Guarantor or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) reasonably believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any Compliance Certificate or other document or instrument received by it under the Credit Documents. The Administrative Agent may treat the payee of any Obligation as the holder thereof until written notice of transfer shall have been filed with the Administrative Agent signed by such payee in form satisfactory to the Administrative Agent. Each Lender and each L/C Issuer acknowledges that it has independently and without

-109- reliance on the Administrative Agent or any other Lender or any L/C Issuer, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Credit Documents. It shall be the responsibility of each Lender and each L/C Issuer to keep itself informed as to the creditworthiness of the Borrower and the Guarantors, and the Administrative Agent shall have no liability to any Lender or the L/C Issuer with respect thereto. Section 10.6. Indemnity. The Lenders shall ratably, in accordance with their respective Percentages, indemnify and hold the Administrative Agent, and its directors, officers, employees, agents and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Credit Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section 10.6 shall survive termination of this Agreement. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to the Administrative Agent, any L/C Issuer or Swingline Lender hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Administrative Agent, any L/C Issuer or Swingline Lender by any Lender arising outside of this Agreement and the other Credit Documents. Section 10.7. Resignation of Administrative Agent and Successor Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America; provided that the Borrower’s consent shall not be required upon the occurrence and during the continuance of an Event of Default. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

-110- (c) With effect from the Resignation Effective Date, (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents, and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section 10 and Section 12.15 hereof shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective related parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. Section 10.8. L/C Issuers and Swingline Lender. Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Swingline Lender shall act on behalf of the Lenders with respect to the Swingline Loans made hereunder. Each L/C Issuer and the Swingline Lender shall each have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 10 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit or by the Swingline Lender in connection with Swingline Loans made or to be made hereunder as fully as if the term “Administrative Agent”, as used in this Section 10, included the L/C Issuers and the Swingline Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer or the Swingline Lender, as applicable; provided that with respect to such unpaid amounts owed to any L/C Issuer or Swingline Lender solely in its capacity as such, only the Lenders party to the Revolving Facility shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Lenders’ Revolver Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each such Lender’s share of the Revolving Credit Exposure at such time). Any resignation by the Person then acting as Administrative Agent pursuant to Section 10.7 hereof shall also constitute its resignation or the resignation of its Affiliate as an L/C Issuer and Swingline Lender except as it may otherwise agree. If such Person then acting as an L/C Issuer so resigns, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Revolving Loans or fund risk participations in Reimbursement Obligations pursuant to Section 1.3 hereof. If such Person then acting as Swingline Lender resigns, it shall

-111- retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 1.2(b) hereof. Upon the appointment by the Borrower of a successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as applicable (other than any rights to indemnity payments or other amounts that remain owing to the retiring L/C Issuer or Swingline Lender), and (ii) the retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents other than with respect to its outstanding Letters of Credit and Swingline Loans, and (iii) upon the request of the resigning L/C Issuer, the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the resigning L/C Issuer with respect to such Letters of Credit. Section 10.9. Authorization to Release Guaranties. The Administrative Agent is hereby irrevocably authorized by each of the Lenders, each L/C Issuer, and their Affiliates to release any Subsidiary from its obligations as a Guarantor, and shall release such Subsidiary from such obligations, if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Credit Documents. Upon the Administrative Agent’s request, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Person from its obligations as a Guarantor under the Credit Documents. The Administrative Agent shall, at the expense of Borrower, promptly execute such documentation as Borrower or any Guarantor shall reasonably request to evidence the automatic release of any Subsidiary from its obligations as a Guarantor pursuant to Section 11.19. Section 10.10. Authorization of Administrative Agent to File Proofs of Claim In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under the Credit Documents including, but not limited to, Sections 2.1, 9.3, 1.12, and 12.15) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

-112- and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.1 and 12.15. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding. Section 10.11. Designation of Additional Agents. The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as “syndication agents,” “documentation agents,” “book runners,” “lead arrangers,” “arrangers,” “sustainability coordinators,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties, responsibilities or liabilities as a result thereof, but all such Persons shall have the benefit of the indemnities provided herein Section 10.12. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and any of its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any Guarantor, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR §2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Revolving Credit Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such

-113- Lender to enter into, participate in, administer and perform the Loans, Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and any of its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Revolving Credit Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto). (c) The Administrative Agent hereby informs the Lenders that it is not undertaking to provide investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that it has a financial interest in the transactions contemplated hereby in that it or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Revolving Credit Commitments, commitment to advance any New Term Loan, and this Agreement, (ii) may recognize a gain if it extended the Loans, the Revolving Credit Commitments, or commitment to advance any New Term Loan for an amount less than the amount being paid for an interest in the Loans, the Revolving Credit Commitments, or commitment to advance any New Term Loan by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 10.13. Swap Obligations and Bank Product Obligations Arrangements. By virtue of a Lender’s execution of this Agreement or an assignment agreement pursuant to Section 12.12, as the case may be, any Affiliate of such Lender with whom Borrower or any Guarantor has entered into an agreement creating any Swap Obligations or Bank Product Obligations shall be

-114- deemed a Lender party hereto for purposes of any reference in a Credit Document to the parties for whom Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Credit Documents consist exclusively of such Affiliate’s right to share in payments and collections out of the the Guaranties as more fully set forth in Section 8.5. Without limiting the generality of the foregoing, (i) each such Lender Affiliate shall, for the avoidance of doubt, be deemed to have agreed to the provisions of Section 10.14 and (ii) no such Lender Affiliate shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Credit Document. Notwithstanding any other provision of this Section 10 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to Swap Obligations or Bank Product Obligations unless the Administrative Agent has received written notice of such Swap Obligations or Bank Product Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Lender or Lender Affiliate. Section 10.14. Recovery of Erroneous Payments. Notwithstanding anything to the contrary in this Agreement, if at any time Administrative Agent determines (in its sole and absolute discretion) that it has made a payment hereunder in error to any Lender, the Swingline Lender or any L/C Issuer, whether or not in respect of an Obligation due and owing by Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each such Person receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Person in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender, each L/C Issuer and the Swingline Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another), “good consideration”, “change of position” or similar defenses (whether at law or in equity) to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender, L/C Issuer or the Swingline Lender that received a Rescindable Amount promptly upon determining that any payment made to such Person comprised, in whole or in part, a Rescindable Amount. Each Person’s obligations, agreements and waivers under this Section 10.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, an L/C Issuer or the Swingline Lender, the termination of the Revolving Credit Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document. SECTION 11. THE GUARANTEES. Section 11.1. The Guarantees. To induce the Lenders and the L/C Issuers to provide the credits described herein and in consideration of benefits expected to accrue to each Guarantor by reason of the Revolving Credit Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, each Guarantor hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative Agent, the Lenders, the Swingline Lender, the L/C Issuers, and each other holder of an Obligation, the due and punctual payment of all present and future Obligations including, but not limited to, the due and punctual payment of

-115- principal of and interest on the Loans, Swingline Loans and Reimbursement Obligations and the due and punctual payment of all other Obligations now or hereafter owed by the Borrower under the Credit Documents and, in the case of the US Guarantors only, the due and punctual payment of all Swap Obligations and Bank Product Obligations, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, according to the terms hereof and thereof (including all interest, costs, fees, and charges after the entry of an order for relief against the Borrower, Parent or such other obligor in a case under the United States Bankruptcy Code or any similar proceeding, whether or not such interest, costs, fees and charges would be an allowed claim against the Borrower, Parent or any such other obligor in any such proceeding); provided, however, that, with respect to any US Guarantor, Swap Obligations guaranteed by such US Guarantor shall exclude all Excluded Swap Obligations. In case of failure by the Borrower or other obligor punctually to pay any indebtedness, liability, or other Obligations guaranteed hereby, each Guarantor hereby unconditionally agrees jointly and severally to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Borrower, Parent or such other obligor. Section 11.2. Guarantee Unconditional. The obligations of each Guarantor as a guarantor under this Section 11 shall constitute a guaranty of payment and not collection and shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or of any other Guarantor under this Agreement, any other Credit Document, any Bank Product Agreement, Hedge Agreement or by operation of law or otherwise; (b) any modification or amendment of or supplement to this Agreement, any other Credit Document, any Bank Product Agreement or Hedge Agreement; (c) any change in the corporate existence, structure or ownership of, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting, the Borrower, any other Guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower or of any other Guarantor contained in any Credit Document; (d) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Administrative Agent, any Lender, any L/C Issuer or any other Person, whether or not arising in connection herewith; (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower, any other Guarantor or any other Person or Property; (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower, regardless of what obligations of the Borrower remain

-116- unpaid; (g) any invalidity or unenforceability relating to or against the Borrower or any other Guarantor for any reason of this Agreement, any other Credit Document, any Bank Product Agreement or any Hedge Agreement or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the principal of or interest on any Loan, Swingline Loan, or any Reimbursement Obligation or any other amount payable by it under the Credit Documents, any Bank Product Agreement or any Hedge Agreement; or (h) any other act or omission to act or delay of any kind by the Administrative Agent, any Lender, any L/C Issuer, or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a Guarantor under this Section 11 or the Borrower under this Agreement. Section 11.3. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor’s obligations under this Section 11 shall remain in full force and effect until the Revolving Credit Commitments are terminated and the principal of and interest on the Obligations and all other amounts payable by the Borrower under this Agreement and all other Credit Documents shall have been paid in full or such Guarantor is released pursuant to Section 11.9. If at any time any payment of the principal of or interest on any Obligation or any other amount payable by the Borrower under the Credit Documents, any Bank Product Agreement, or any Hedge Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or of a Guarantor, or otherwise, each Guarantor’s obligations under this Section 11 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time. Section 11.4. Waivers. (a) General. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent, any Lender, any L/C Issuer, or any other Person against the Borrower, another Guarantor or any other Person. (b) Subrogation and Contribution. Unless and until the Obligations have been fully paid and satisfied and the Revolving Credit Commitments have terminated, each Guarantor hereby irrevocably waives any claim or other right it may now or hereafter acquire against the Borrower or any other Guarantor that arises from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Section 11 or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Administrative Agent, any Lender, any L/C Issuer, or any other holder of an Obligation against the Borrower or any other Guarantor whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Guarantor directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other right. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment

-117- in full of the Obligations and all other amounts payable by the Borrower hereunder and the other Credit Documents and (y) the termination of the Revolving Credit Commitments and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and the L/C Issuers (and their Affiliates) and shall forthwith be paid to the Administrative Agent for the benefit of the Lenders (and their Affiliates) or be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement. Section 11.5. Limit on Recovery. Notwithstanding any other provision hereof, the right to recovery of the holders of the Obligations against each Guarantor under this Section 11 shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Section 11 void or voidable under applicable law, including without limitation fraudulent conveyance law. Section 11.6. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower or any other obligor under this Agreement, any other Credit Document, any Bank Product Agreement, or any Hedge Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or such other obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement, the other Credit Documents, any Bank Product Agreement, or any Hedge Agreement shall nonetheless be payable jointly and severally by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders. Section 11.7. Benefit to Guarantors. The Borrower and the Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of the Borrower has a direct impact on the success of each Guarantor. Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit hereunder. Section 11.8. Guarantor Covenants. Each Guarantor shall take such action as the Borrower is required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as the Borrower is required by this Agreement to prohibit such Guarantor from taking. Section 11.9 Release of Guarantors. Any Guarantor shall automatically, and without any further action by any Person, be released from its obligations under this Section 11 if such Guarantor ceases to be a Subsidiary as a result of a transaction or a series of transactions permitted under this Agreement. SECTION 12. MISCELLANEOUS. Section 12.1. Taxes. (a) Payments Free of Withholding Taxes. Except as otherwise required by law, each payment by the Borrower and each Guarantor under this Agreement or the other Credit Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient and withholding under FATCA) imposed by or within the jurisdiction in which the Borrower or such Guarantor is domiciled, any jurisdiction from which the Borrower or such Guarantor makes any payment, or (in each case) any

-118- political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower or relevant Guarantor shall make the withholding, pay the amount withheld to the appropriate Governmental Authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent or any Lender pays any amount in respect of any such taxes, penalties or interest the Borrower shall reimburse the Administrative Agent or that Lender for that payment on demand in the currency in which such payment was made. If the Borrower or any Guarantor pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment. If any Lender or the Administrative Agent determines it has received or been granted a credit against or relief or remission for, or repayment of, any taxes paid or payable by it because of any taxes, penalties or interest paid by the Borrower or any Guarantor and evidenced by such a tax receipt, such Lender or Administrative Agent shall, to the extent it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the Borrower or such Guarantor as applicable, such amount as such Lender or Administrative Agent determines is attributable to such deduction or withholding and which will leave such Lender or Administrative Agent (after such payment) in no better or worse position than it would have been in if the Borrower had not been required to make such deduction or withholding. Nothing in this Agreement shall interfere with the right of each Lender and the Administrative Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or the Administrative Agent to disclose any information relating to its tax affairs or any computations in connection with such taxes. (b) Indemnity. The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of taxes paid by such Lender or the Administrative Agent (as the case may be) eligible for the additional payment under Section 12.1(a) or 12.4 and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such taxes were correctly or legally asserted. Such indemnification shall be made within 30 days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. (c) Delivery of Tax Forms. Each Lender organized under the laws of a jurisdiction other than the United States or any state thereof shall deliver to the Borrower, with a copy to the Administrative Agent, on the Effective Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN-E, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8BEN-E or W-8ECI or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, a Form W-8BEN-E or W-8ECI, or successor applicable forms or manner of certification, as the case may be, on or before

-119- the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form W-8BEN-E or W-8ECI that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8BEN-E or W-8ECI, establishing an exemption from United States backup withholding tax. (d) FATCA. If a payment made to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. Any withholding required by the Code shall be treated for the purposes of this Agreement as having been paid to the relevant Lender. For purposes of determining withholding taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). Section 12.2. No Waiver of Rights. No delay or failure on the part of the Administrative Agent, any L/C Issuer or any Lender or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Credit Document shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power or right. The rights and remedies hereunder of the Administrative Agent, the L/C Issuers the Lenders and the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have. Section 12.3. Non-Business Day. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal

-120- amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest. If any report, certificate, document, instrument or agreement is required to be delivered hereunder and the latest date for delivery is not a Business Day, the due date for such delivery shall be extended to the next Business Day. Section 12.4. Documentary Taxes. The Borrower agrees that it will pay on demand any documentary, stamp or similar taxes payable in respect to any Credit Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder. Section 12.5. Survival of Representations. All representations and warranties made herein or in any other Credit Document or in certificates given pursuant hereto shall survive the execution and delivery of this Agreement and the other Credit Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder. Section 12.6. Survival of Indemnities. All indemnities and all other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders with respect to the Loans and Letters of Credit, including, but not limited to, Section 1.12, Section 9.3 and Section 12.15 hereof, shall survive the termination of this Agreement and the other Credit Documents and the payment of the Loans, Swingline Loans and all other Obligations. Section 12.7. Sharing of Set-Off. Each Lender agrees with each other Lender party hereto that if such Lender shall receive and retain any payment, whether by set-off (pursuant to Section 12.15 hereof or otherwise) or application of deposit balances or otherwise (“Set-off”), on any of the Loans, Swingline Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans, Swingline Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section 12.7, amounts owed to or recovered by, an L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by such L/C Issuer as a Lender hereunder. The provisions of this Section 12.7 shall not be construed to apply to (a) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (b) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Reimbursement Obligations to any assignee or participant in accordance with the terms of this Agreement. Section 12.8. Notices. (a) Except in the case of notices and other communications

-121- expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices under the Credit Documents shall be in writing (including telecopy or other electronic communication) and shall be given to a party hereunder at its address or telecopier number set forth below or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrower, given by courier, by United States certified or registered mail, or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Credit Documents to the Lenders, L/C Issuer and the Administrative Agent shall be addressed to their respective addresses, telecopier or telephone numbers set forth in its Administrative Questionnaire, and to the Borrower and the Guarantors to: Jones Lang LaSalle Finance B.V. Parnassusweg 727, 1077DG Amsterdam, the Netherlands Attention: Managing Director Telecopy: 31 20 661 15 66 Telephone: 31 20 540 54 05 with a copy to: Jones Lang LaSalle Incorporated 200 East Randolph Street Chicago, Illinois 60601 Attention: Global Treasurer Telecopy: (312) 819-0027 Telephone: (312) 782-5800 Website for purposes of Section 5.1: www.jll.com with a copy of notices of Defaults and Events of Default to: Jones Lang LaSalle Finance B.V. c/o Jones Lang LaSalle Incorporated 200 East Randolph Street Chicago, Illinois 60601 Attention: Global General Counsel Telecopy: (312) 228-2277 Telephone: (312) 782-5800 Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section 12.8 or on the Administrative Questionnaire and a confirmation of receipt of such telecopy has been received by the sender, (ii) if given by courier, when delivered, (iii) if given by mail, three business days after such communication is deposited in the mail, registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in this Section 12.8 or on the Administrative Questionnaire; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt. Notices delivered through electronic communications, to the extent provided in subsection (b) below, shall be effective as provided in said subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or L/C Issuer pursuant to Sections 1.2, 1.3 and 1.6 hereof if such Lender or L/C Issuer, as applicable, has notified the

-122- Administrative Agent that it is incapable of receiving notices under such Sections by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform. (i) The Borrower and each Guarantor agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the L/C Issuers and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its related parties (collectively, the “Agent Parties”) have any liability to the Borrower or any Guarantor, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Guarantor’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower or any Guarantor pursuant to any Credit Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or any L/C Issuer by means of electronic communications pursuant to this Section, including through the Platform. Section 12.9. Counterparts; Integration; Effectiveness. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents, and

-123- any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6.1 hereof, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Credit Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Credit Documents shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Illinois State Electronic Commerce Security Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 12.10. Successors and Assigns. This Agreement shall be binding upon the Borrower and the Guarantors and their successors and assigns, and shall inure to the benefit of the Administrative Agent, each L/C Issuer and each of the Lenders and the benefit of their respective successors and assigns, including any subsequent holder of any Obligation. The Borrower and the Guarantors may not assign any of their rights or obligations under any Credit Document without the written consent of all of the Lenders and, with respect to any Letter of Credit or the Application therefor, the applicable L/C Issuer (and any attempted such assignment without such consent shall be null and void). Section 12.11. Participants. Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Revolving Credit Commitments held by such Lender at any time and from time to time to one or more other Persons (other than a natural Person or the Parent or any of the Parent’s Affiliates or Subsidiaries); provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section 12.11, and the Administrative Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and Guarantors under this Agreement and the other Credit Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Credit Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Credit Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Sections 1.12, 9.3 and 12.1 hereof (subject to the requirements and limitations therein, including the requirements under Section 12.1(c) hereof (it being understood that the documentation required under Section

-124- 12.1(c) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.12 hereof; provided that such participant (A) agrees to be subject to the provisions of Sections 1.14 hereof as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 9.3 or 12.1 hereof with respect to any participation, than its participating Lender would have been entitled to receive. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 1.14 with respect to any of its participants. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 12.16 hereof as though it were a Lender; provided that such participant agrees to be subject to Section 12.7 hereof as though it were a Lender. Each Lender, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register for the recordation of the names and addresses of each participant and the principal amounts (and stated interest) of each participant’s interest (the “Participation Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participation Register to any Person (including the identity of any participant or any information relating to a participant’s interest) except to the extent that such disclosure is necessary to establish that such participant’s interest is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Section 12.12. Assignments. (a) Any Lender may at any time assign to one or more Eligible Assignees all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Loans and participation interest in L/C Obligations at the time owing to it (in each case with respect to any Facility) or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned, provided that such Affiliate of a Lender or Approved Fund is a Non-Public Lender; and (B) in any case not described in subsection (a)(i)(A) of this Section 12.12, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans and participation interest in L/C Obligations outstanding thereunder) or, if the Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans and participation interest in L/C Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Effective Date” is specified in the Assignment and Acceptance, as of the Effective Date) shall not be less than $5,000,000 in the case of any assignment in respect of the Revolving Facility, or $1,000,000 in the case of any assignment in respect of any Term Loan Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment assigned.

-125- (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.12(a)(i)(B) hereof and, in addition: (a) the consent of the Borrower (such consent not to be unreasonably withheld or delayed and if it is delayed more than ten (10) Business Days it is deemed to be given) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; (b) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed and if it is delayed more than five (5) Business Days it is deemed to be given) shall be required for assignments in respect of (i) the Revolving Facility or any unfunded Commitments with respect to any Term Loan Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender, or (ii) any Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; (c) the consent of the L/C Issuers (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and (d) the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Swingline loans (whether or not then outstanding). (iv) Assignment and Acceptance. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided that if an Affected Lender does not execute and deliver an Assignment and Acceptance within five (5) Business Days of request by the Borrower or the Administrative Agent to do so in connection with any substitution being made pursuant to Section 1.14, such Affected Lender shall be deemed to have executed and delivered such Assignment and Acceptance and any other documentation necessary or desirable to consummate any assignment contemplated by Section 1.14 without any action on the part of the Affected Lender. (v) No Assignment to Borrower, Parent or Defaulting Lender. No such assignment shall be made to (A) the Parent or any of its Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Affiliates or Subsidiaries. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

-126- (vii) No such assignment shall result in a reduction in the total Revolving Credit Commitments. (viii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by such Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each L/C Issuer, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.12(b) hereof, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 12.6 and 12.15 hereof with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.12 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.11 hereof. (b) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Chicago, Illinois, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

-127- (c) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank or other central bank having jurisdiction over the Lender, and this Section 12.12 shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement. (d) Notwithstanding anything to the contrary herein, if at any time the Swingline Lender assigns all of its Revolving Credit Commitment and Revolving Loans pursuant to subsection (a) above, the Swingline Lender may terminate the Swingline. In the event of such termination of the Swingline, the Borrower shall be entitled to appoint another Lender to act as the successor Swingline Lender hereunder (with such Lender’s consent); provided, however, that the failure of the Borrower to appoint a successor shall not affect the resignation of the Swingline Lender. If the Swingline Lender terminates the Swingline, it shall retain all of the rights of the Swingline Lender provided hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such termination, including the right to require Lenders to make Revolving Loans or fund participations in outstanding Swingline Loans pursuant to Section 1.3 hereof. Notwithstanding anything to the contrary contained herein, if at any time an L/C Issuer assigns all of its Revolving Credit Commitment and Revolving Loans pursuant to subsection (a) above, such L/C Issuer may, upon thirty days’ notice to the Borrower and the Administrative Agent, resign as an L/C Issuer. In the event of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders (with the written consent of the appointed Lender and Administrative Agent) a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such L/C Issuer. Such resigning L/C Issuer shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to fund risk participations pursuant to this Agreement). Upon the appointment of a successor L/C Issuer, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and (2) the successor or any other L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements reasonably satisfactory to such resigning L/C Issuer to effectively assume the obligations of such resigning L/C Issuer with respect to such Letters of Credit. Section 12.13. Amendments. Subject to Section 9.6 and the definition of “Greenhouse Gas Auditor”, any provision of this Agreement or the other Credit Documents may be amended, waived or modified if, but only if, such amendment, waiver or modification is in writing and is signed by (a) the Borrower, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent, the L/C Issuers or the Swingline Lender are affected thereby, the Administrative Agent, the L/C Issuers, or the Swingline Lender, as applicable; provided that: (i) no amendment, waiver or modification pursuant to this Section 12.13 shall

-128- (A) increase or extend any Revolving Credit Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone any fixed date for payment of any principal of or interest (except as provided in Section 1.19 and Section 9.6 and except with respect to waivers of the Default Rate in Section 1.10) on any Loan, Swingline Loan or Reimbursement Obligation or of any fee payable hereunder without the consent of the Lender to which such payment is owing or which has committed to make such Loan, Swingline Loan or Letter of Credit (or participate therein) hereunder; (ii) no amendment, waiver or modification pursuant to this Section 12.13 shall, unless signed by each Lender, change any provision of Sections 8.5 or 12.7 hereof, this Section 12.13, or the definitions of Alternative Currency, Borrower, Termination Date (except as provided in Section 1.18) or Required Lenders, or affect the number of Lenders required to take any action under the Credit Documents, or release any Guarantor (other than pursuant to the terms hereof) from its guaranty of any Obligations; (iii) change Section 3.1(a) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby; (iv) no amendment to Section 11 hereof shall be made without the consent of the Guarantor(s) affected thereby; and (v) the Borrower and the Administrative Agent may, without the input or consent of any other Lender, effect amendments to this Agreement and the other Credit Documents as may be necessary in the reasonable opinion of the Borrower and the Administrative Agent solely to effect the provisions of Section 1.15 hereof; provided that no such amendment shall increase the obligations of any Lender without such Lender’s consent. Notwithstanding anything to the contrary herein, (1) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Credit Commitment of any Defaulting Lender may not be increased or extended and the principal amount of Loans or Reimbursement Obligations held by any Defaulting Lender may not be decreased, in each case without the consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender, (2) if the Administrative Agent and the Borrower have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Credit Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, (3) guarantees, collateral security documents and related documents executed by the Borrower or any Guarantor in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be amended, supplemented or waived without the consent of any Lender if such amendment, supplement or waiver is delivered in order to (x) comply with local law or advice of local counsel, (y) cure ambiguities,

-129- omissions, mistakes or defects or (z) cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Credit Documents. Section 12.14. Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement. Section 12.15. Legal Fees, Other Costs and Indemnification. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation and negotiation of the Credit Documents, including without limitation, the reasonable and documented fees and disbursements of Chapman and Cutler LLP and one local foreign counsel to the Administrative Agent, in connection with the preparation and execution of the Credit Documents, and any amendment, waiver or consent related hereto, whether or not the transactions contemplated herein are consummated (limited to, in the case of counsel, the reasonable and documented fees and disbursements of a single law firm as counsel to the Administrative Agent and one local counsel in any relevant jurisdiction). The Borrower further agrees to indemnify the Administrative Agent, each L/C Issuer, each Lender, each of their respective Affiliates and any security trustee therefor, and their and their Affiliates’ respective directors, officers, employees, agents, financial advisors, and consultants (each such Person being called an “Indemnitee”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee and all reasonable expenses of litigation or preparation therefor, whether initiated by a third party or by the Borrower, any Subsidiary, any Affiliate of the Parent or any of their respective equity holders or creditors and whether or not the Indemnitee is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Credit Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan, Swingline Loan or Letter of Credit; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its or its Affiliates’ directors, officers, employees, agents, financial advisors or consultants (each a “Related Indemnitee”), (y) result from a claim brought by the Borrower against an Indemnitee or its Related Indemnitees for material breach of such Indemnitee’s or its Related Indemnitee’s obligations hereunder or under any other Credit Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) results from a dispute solely between Indemnitees and not (1) involving any action or inaction by the Parent or any of its Subsidiaries or (2) relating to any action of such Indemnitee in its capacity as Administrative Agent or L/C Issuer. The Borrower, upon demand by the Administrative Agent, an L/C Issuer or a Lender at any time, shall reimburse the Administrative Agent, such L/C Issuer or such Lender for any legal or other expenses (including, without limitation, all reasonable and documented fees and disbursements of counsel for any such Indemnitee) incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except to the extent the same (i) is directly due to the gross negligence or willful misconduct of the party to be indemnified (in any case, determined by a court of competent jurisdiction by a final non-appealable judgment), (ii) result from a claim brought by the Borrower against an Indemnitee or its Related Indemnitees for material breach of such Indemnitee’s or its Related Indemnitee’s

-130- obligations hereunder or under any other Credit Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (iii) results from a dispute solely between Indemnitees and not (1) involving any action or inaction by the Parent or any of its Subsidiaries or (2) relating to any action of such Indemnitee in its capacity as Administrative Agent or L/C Issuer. Each party hereto agrees not to assert any claim against any other party hereto or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any Commitment, Loan, or Letter of Credit, the actual or proposed use of proceeds of any Loan or Letter of Credit, any Credit Document, or any of the transactions contemplated thereby; provided, however, that none of the foregoing limitations in this sentence shall be deemed to limit, impair or otherwise affect the Borrower’s indemnity obligations under the preceding provisions of this Section 12.15. Section 12.16. Set Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender, each L/C Issuer and each subsequent holder of any Obligation, and each of their respective affiliates, is hereby authorized by the Borrower and each Guarantor at any time or from time to time, without notice to the Borrower, to the Guarantors or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts or other accounts of the Borrower or any Guarantor in a fiduciary capacity, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Lender, that L/C Issuer or that subsequent holder to or for the credit or the account of the Borrower or any Guarantor, whether or not matured, against and on account of the obligations and liabilities of the Borrower or any Guarantor to that Lender, that L/C Issuer or that subsequent holder under the Credit Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Credit Documents, irrespective of whether or not (a) that Lender, that L/C Issuer or that subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 8 hereof and although said obligations and liabilities, or any of them, may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 1.16 hereof and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers, and the Lenders, and (y) such Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Section 12.17. Currency. Each reference in this Agreement to U.S. Dollars or to an Alternative Currency (the “relevant currency”) is of the essence. To the fullest extent permitted by law, the obligation of the Borrower and each Guarantor in respect of any amount due in the relevant currency under this Agreement shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the Person entitled to receive such payment may, in accordance with

-131- normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such Person receives such payment. If the amount of the relevant currency so purchased is less than the sum originally due to such Person in the relevant currency, the Borrower or relevant Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Person against such loss, and if the amount of the specified currency so purchased exceeds the sum of (a) the amount originally due to the relevant Person in the specified currency plus (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Person under Section 12.7 hereof, such Person agrees to remit such excess to the Borrower. Section 12.18. Entire Agreement. The Credit Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior or contemporaneous agreements, whether written or oral, with respect thereto are superseded thereby. Section 12.19. Governing Law. This Agreement and the other Credit Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois. Section 12.20. Submission to Jurisdiction; Waiver of Jury Trial. The Borrower and each Guarantor hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby. The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower, each Guarantor, the Administrative Agent, each L/C Issuer and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to any Credit Document or the transactions contemplated thereby. The Borrower and each Guarantor (other than the Parent) hereby irrevocably designates, appoints and empowers the Parent as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason the Parent shall cease to be available to act as such, the Borrower and each Guarantor (other than the Parent) agrees to designate a new designee, appointee and agent in Chicago, Illinois on the terms and for the purposes of this provision satisfactory to the Administrative Agent under this Agreement. The Borrower and each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Administrative Agent, any L/C Issuer, any Lender or the holder of any Obligation to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower or any Guarantor in any other jurisdiction. Section 12.21. Limitation of Liability. In addition to, and not in limitation of, any limitation on liability provided by law or by any contract, agreement, instrument or document, the liability of

-132- each Guarantor that is a partnership shall be limited to the assets of such Guarantor, and no present or future partner of any such Guarantor shall have any personal liability under this Agreement, except if such partner is itself a Guarantor or the Borrower. Section 12.22. Confidentiality. The Administrative Agent, each Lender and each L/C Issuer agree to keep confidential any confidential written information provided to it by or on behalf of the Borrower or the Parent pursuant to or in connection with this Agreement; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) to potential Lenders, participants, assignees or any potential counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any of its affiliates or any of their respective obligations, in each case, who agree to be bound by the terms of this Section (or substantially similar language to this Section), (iii) to its employees and Affiliates involved in the administration of this Agreement, directors, attorneys, accountants and other professional advisors (each of which shall be instructed to hold the same in confidence), (iv) in response to the request or demand of any Governmental Authority or in connection with any ordinary course exam, audit or inquiry of any regulatory or self-regulatory body having or claiming jurisdiction or oversight over such Lender or that of any of its businesses, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any law, regulation or legal process, provided, however, that such Lender and such L/C Issuer, to the extent legally permitted to do so, will use its best efforts to notify the Parent prior to any disclosure of information contemplated by this subparagraph (v), (vi) which has been publicly disclosed other than in breach of this Agreement, (vii) in connection with the exercise of any remedy hereunder or under any Credit Document, (viii) with the consent of the Borrower; or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of (x) this Section, (y) any other language or agreement similar to this paragraph or (z) any other duty of confidentiality owed to Parent or its Subsidiaries, or (B) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower who did not acquire such information as a result of a breach of (x) this Section, (y) any other language or agreement similar to this paragraph or (z) any other duty of confidentiality owed to Parent or its Subsidiaries. Nothing in any LoanCredit Document shall prevent disclosure of any confidential information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the LoanCredit Documents, or any transaction carried out in connection with any transaction contemplated thereby, to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU. Section 12.23. Severability of Provisions. Any provision of any Credit Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Credit Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Credit Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Credit Documents invalid or unenforceable.

-133- Section 12.24. Excess Interest. Notwithstanding any provision to the contrary contained herein or in any other Credit Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans, Swingline Loans or other obligations outstanding under this Agreement or any other Credit Document (“Excess Interest”). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Credit Document, then in such event (a) the provisions of this Section 12.24 shall govern and control, (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Credit Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate”), and this Agreement and the other Credit Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrower’s Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrower’s Obligations had the rate of interest not been limited to the Maximum Rate during such period. Section 12.25. Construction. The parties acknowledge and agree that the Credit Documents shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of the Credit Documents. NOTHING CONTAINED HEREIN SHALL BE DEEMED OR CONSTRUED TO PERMIT ANY ACT OR OMISSION WHICH IS PROHIBITED BY THE TERMS OF ANY CREDIT DOCUMENT, THE COVENANTS AND AGREEMENTS CONTAINED HEREIN BEING IN ADDITION TO AND NOT IN SUBSTITUTION FOR THE COVENANTS AND AGREEMENTS CONTAINED IN THE CREDIT DOCUMENTS. Section 12.26. Lender’s and L/C Issuers’ Obligations Several. The obligations of the L/C Issuers and the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders or any L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership, association, joint venture or other entity. Section 12.27. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document), the Borrower and each Guarantor acknowledges and agrees and acknowledges its Affiliates’ understanding that (i) (A) the services regarding this Agreement provided by the Administrative Agent and/or the Lenders are arm’s-length commercial transactions between the Borrower, each Guarantor and their respective

-134- Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (B) each of the Borrower and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) the Borrower and each Guarantor is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents; (ii) (A) each of the Administrative Agent and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any Guarantor or any of their respective Affiliates, or any other Person, and (B) neither the Administrative Agent nor any Lender has any obligation to the Borrower, any Guarantor or any of their Affiliates with respect to the transaction contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; and (iii) the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the Guarantors and their respective Affiliates, and each of the Administrative Agent and the Lenders has no obligation to disclose any of such interests to the Borrower, any Guarantor or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each Guarantor hereby waives and releases any claims that it may have against the Administrative Agent or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 12.28. USA Patriot Act. Each Lender and L/C Issuer that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Borrower and each Guarantor that pursuant to the requirements of the Act, it is required to obtain, verify, and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Lender and L/C Issuer to identify the Borrower and each Guarantor in accordance with the Act. Section 12.29. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other

-135- instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 12.30. Acknowledgement Regarding Any Supported QFCs. To the extent that the Credit Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Illinois and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

-136- “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 12.31. Amendment and Restatement. This Agreement shall become effective on the Effective Date and shall supersede all provisions of the Existing Credit Agreement as of such date. From and after the Effective Date, (a)(i) the commitments of those Lenders under the Existing Credit Agreement that are continuing as Lenders under this Agreement (the “Continuing Lenders”) shall be amended as set forth on Schedule 1 hereto and (ii) the commitments of those “Lenders” under the Existing Credit Agreement that are not continuing as Lenders under this Agreement (the “Non-Continuing Lenders”) shall automatically be terminated and cease to have any further force or effect without further action by any Person, and shall be replaced with the respective Commitments of such Continuing Lenders and of those Lenders party to this Agreement that were not “Lenders” under the Existing Credit Agreement immediately prior to the Effective Date (the “New Lenders”); (b) all outstanding “Revolving Loans” of the Non-Continuing Lenders shall be repaid in full (together with all interest accrued thereon and amounts payable pursuant to Section 1.12 hereof of the Existing Credit Agreement in connection with such payment, and all fees accrued under the Existing Credit Agreement through the Effective Date) on the Effective Date (and the Borrower shall pay to each Continuing Lender all amounts, if any, payable pursuant to Section 1.12 hereof of the Existing Credit Agreement as if the outstanding Revolving Loans had been prepaid on the Effective Date); and (c) all outstanding “Revolving Loans” of the Continuing Lenders and all interests in outstanding “Letters of Credit” under the Existing Credit Agreement shall remain outstanding as the initial Revolving Loans and Letters of Credit hereunder. The Continuing Lenders and New Lenders each agree to make such purchases and sales of interests in the Revolving Loans and L/C Obligations outstanding on the Effective Date between themselves so that each Continuing Lender and New Lender is then holding its relevant Revolver Percentage of outstanding Revolving Loans and risk participation interests in outstanding L/C Obligations based on their Revolving Credit Commitments as in effect after giving effect hereto (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith), with all subsequent extensions of credit under this Agreement (including, without limitation, participations in respect of all Swingline

-137- Loans and Letters of Credit) to be made in accordance with the respective Revolving Credit Commitments of the Lenders from time to time party to this Agreement as provided herein. All references made to the Existing Credit Agreement in any Credit Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement. This Agreement amends and restates the Existing Credit Agreement and is not intended to be or operate as a novation or an accord and satisfaction of the Existing Credit Agreement or the indebtedness, obligations and liabilities of the Borrower, or any Guarantor evidenced or provided for thereunder. [SIGNATURE PAGES TO FOLLOW]

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written. JONES LANG LASALLE FINANCE B.V. By ____________________________________ Title _________________________________ JONES LANG LASALLE INCORPORATED, as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE CO-INVESTMENT, INC., as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor By ____________________________________ Title _________________________________ LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement JONES LANG LASALLE AMERICAS, INC., as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE LIMITED, as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE SE, as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor By ____________________________________ Title _________________________________ JONES LANG LASALLE BROKERAGE, INC., as Guarantor By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement “LENDERS” BANK OF MONTREAL, individually as a Lender, as Administrative Agent, Swingline Bank and L/C Issuer By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement BANK OF AMERICA, N.A., as a Lender and L/C Issuer By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement BARCLAYS BANK PLC By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement WELLS FARGO BANK, N.A. By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement THE ROYAL BANK OF SCOTLAND PLC By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement JPMORGAN CHASE BANK, NATIONAL ASSOCIATION By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement FIFTH THIRD BANK By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement PNC BANK, NATIONAL ASSOCIATION By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement HSBC BANK PLC By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement HSBC BANK USA, NATIONAL ASSOCIATION By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement U.S. BANK NATIONAL ASSOCIATION By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement SOCIÉTÉ GÉNÉRALE By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement CAPITAL ONE, N.A. By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement ING BANK N.V., DUBLIN BRANCH By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement THE BANK OF NEW YORK MELLON By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement WESTPAC BANKING CORPORATION By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement NATIONAL AUSTRALIA BANK LIMITED, A.B.N. 12 004 044 937 By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement DEUTSCHE BANK AG NEW YORK BRANCH By ____________________________________ Title _________________________________ By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement THE NORTHERN TRUST COMPANY By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement ASSOCIATED BANK NATIONAL ASSOCIATION By ____________________________________ Title _________________________________

Signature Page to Jones Lang LaSalle Finance B.V. Second Amended and Restated Multicurrency Credit Agreement COMERICA BANK By ____________________________________ Title _________________________________

SCHEDULE 4.1 SUSTAINABILITY TABLE KPI Metrics Description 2021 2022 2023 2024 2025 Greenhouse Gas Metric (tCO2e) Target (≤) 54,366 11,933 50,762 11,121 47,157 9,807 43,553 8,493 39,949 7,179 Threshold (>) 56,634 12,431 53,762 11,778 50,157 10,430 46,553 9,077 42,949 7,718 Sustainability Certificate Percentage Target(≥) 46% 52% 57% 62% 68% Threshold(<) 41% 46% 52% 57% 62%